UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
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the Securities Exchange Act of 1934

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IVERIC bio, Inc.
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8 Sylvan Way
Parsippany, NJ 07054

April 5, 2023
Dear IVERIC bio, Inc. Stockholder:
We hope you are staying safe and well. At IVERIC bio, we had a banner year in 2022 with numerous corporate achievements, and we are looking forward to our Prescription Drug User Fee Act, or PDUFA, target action date of August 19, 2023 for avacincaptad pegol, or ACP, for the treatment of geographic atrophy secondary to age-related macular degeneration. Our board of directors and its committees continue to work closely to oversee and advise our management as the company works to transition from a development-focused company to a company capable of commercializing a pharmaceutical product, if approved. We recently adopted an updated Code of Conduct and Business Ethics for our company, which reflects our stage of development and which is described in this proxy statement.

This year, we launched a new corporate narrative to articulate our mission, vision, aspiration and values to reflect our growth and evolution from a development focused organization to a commercial stage organization. The following graphic shows our mission, vision, aspiration and values, and our corporate manifesto reflecting these.
We also had a number of highlights over the past year from a board and corporate governance perspective that I would like to share with you:
•In January 2023, we welcomed Dr. Pravin Dugel, the President of IVERIC bio, to our board of directors. Dr. Dugel has been instrumental in shaping our business strategy and the development and regulatory strategy for ACP since he joined the company in 2020.
•In June 2022, we formed the business development & strategy committee of the board, consisting of Ms. Christine Miller as chair, Dr. Mark Blumenkranz and Mr. Axel Bolte. We believe this committee will be instrumental in helping guide our management team on business development and long-term corporate strategy.

•In September 2022 and January 2023, we settled the Micholle class action and the Pacheco derivative proceedings, respectively. Neither of the settlements had a material impact on our financial condition. As a result of the Pacheco settlement, we implemented a number of corporate governance reforms, which are described in this proxy statement. Following the conclusion of these proceedings, we have disbanded the special litigation committee of the board, which we previously established to oversee these and other related matters.
•Our board of directors and its committees continue to take an active role in overseeing various risks facing the company and potential opportunities in these areas, including cybersecurity and compliance (overseen by the audit committee and the full board), human capital (overseen by the compensation and talent strategy committee and the full board) and environmental, social and governance matters (overseen by the nominating and corporate governance committee). We have amended the charters of these board committees to reflect their expanded roles.
Our annual meeting of stockholders for 2023 will be held on Wednesday, May 17, 2023, beginning at 9:00 a.m., Eastern time, at our principal business offices at 8 Sylvan Way, Parsippany, New Jersey 07054. In an effort to provide our stockholders with enhanced accessibility to the meeting, in addition to conducting the meeting on an in-person basis, we will again be conducting the meeting on a virtual basis in what is referred to as a hybrid meeting format. Instructions for accessing and participating in the meeting, whether in person or virtually, including how to vote your shares and how to ask questions, either before or during the meeting, are enclosed in this proxy statement.

The enclosed Notice of Annual Meeting of Stockholders also sets forth the proposals that will be presented during the meeting, which are described in more detail in the proxy statement. Our board of directors recommends that you vote “FOR” Proposals 1, 2, 3, 4 and 5, in each case as set forth in this proxy statement.
Pursuant to the Securities and Exchange Commission rules that allow users to furnish proxy materials to stockholders over the Internet instead of a printed copy of proxy materials, we are providing access to our proxy materials by posting them on the Internet and delivering a Notice Regarding the Availability of Proxy Materials, as more fully described in the accompanying Notice of Annual Meeting of Stockholders. This reduces the amount of paper necessary to produce these materials as well as the costs and logistics associated with mailing these materials to all stockholders. On or about April 6, 2023, we will begin mailing to our stockholders a Notice Regarding the Availability of Proxy Materials containing instructions on how to access or request copies of our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2022.

We look forward to your attendance at our 2023 annual meeting. Thank you for all your support.

Very truly yours,
/s/ Adrienne Graves
Adrienne L. Graves, Ph.D. Chairman of the Board of Directors

IVERIC bio, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on Wednesday, May 17, 2023
The 2023 annual meeting of stockholders (the “2023 annual meeting”) of IVERIC bio, Inc., a Delaware corporation (“IVERIC”), will be held on Wednesday, May 17, 2023, beginning at 9:00 a.m., Eastern time. In an effort to provide our stockholders with enhanced accessibility to the 2023 annual meeting, in addition to conducting the annual meeting on an in-person basis, we will again be conducting the annual meeting on a virtual basis in what we refer to as a hybrid meeting format. You will be able to attend the hybrid annual meeting in person at our principal business offices at 8 Sylvan Way, Parsippany, NJ 07054 or via a live webcast at www.meetnow.global/MYVZSYQ. At our hybrid annual meeting, you will be able to vote your shares and submit your questions before and during the meeting either in person or online. You will need a control number to vote your shares electronically during the meeting. Instructions for obtaining a control number are included in the accompanying proxy statement. If you do not have a control number, you may participate as a "Guest".
The 2023 annual meeting will consider and act upon the following matters:
1.    To elect three class I directors of our board of directors to serve until the 2026 annual meeting of stockholders or until their respective successors have been duly elected and qualified;
2.    To hold a non-binding, advisory vote to approve named executive officer compensation;
3.    To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000 shares;
4.    To approve the IVERIC bio, Inc. 2023 Stock Incentive Plan;
5.    To ratify the selection of Ernst & Young LLP as IVERIC’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
6.    To transact such other business as may properly come before the 2023 annual meeting or any adjournment or postponement thereof.
Stockholders of record at the close of business on March 27, 2023 are entitled to notice of and will be entitled to vote at the 2023 annual meeting or any adjournment or postponement thereof. A complete list of registered stockholders as of the close of business on the record date will be available for inspection by stockholders of record during the entirety of the annual meeting at our principal business offices or at www.meetnow.global/MYVZSYQ.
This year, similar to last year, we have elected to use the notice and access rules adopted by the Securities and Exchange Commission to provide our stockholders access to our proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”) by notifying you of the availability of our proxy materials and our Annual Report via the Internet. The notice and access model provides us with a fast, efficient and lower cost way to furnish stockholders with their proxy materials and reduces our impact on the environment. As a result, on or about April 6, 2023, we will begin to mail to our stockholders a “Notice Regarding the Availability of Proxy Materials” (the “Notice”) with instructions on how to access the proxy materials and our Annual Report via the Internet (or how to request a paper copy) and how to vote online or by telephone. We will also deliver printed versions of the proxy materials to stockholders who request paper copies of the proxy materials. On the date of the mailing of the Notice, all stockholders will be able to access the proxy materials on a website referred to, and at the URL address included in, the Notice. These proxy materials will be available free of charge.
    Further information about how to attend and participate in the 2023 annual meeting either in person or online, vote your shares before or during the meeting and to submit your questions before and during the meeting is included in the accompanying proxy statement.

By order of the board of directors,
/s/ Adrienne Graves
Adrienne L. Graves, Ph.D. Chairman of the Board of Directors
Parsippany, New Jersey
April 5, 2023
IF YOU ARE A RECORD OWNER, YOU DO NOT NEED TO REGISTER IN ADVANCE TO JOIN THE ANNUAL MEETING AND VOTE YOUR SHARES. YOUR CONTROL NUMBER IS ON YOUR NOTICE AND, IF YOU CHOOSE TO REQUEST PAPER COPIES OF PROXY MATERIALS, YOUR PROXY CARD. ALTERNATIVELY, YOU MAY SUBMIT YOUR VOTE VIA THE INTERNET BEFORE THE ANNUAL MEETING OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS SET FORTH ON YOUR NOTICE OR, IF YOU CHOOSE TO REQUEST PAPER COPIES OF PROXY MATERIALS, YOUR PROXY CARD. IF YOU WISH TO VOTE BY MAIL, YOU WILL NEED TO REQUEST PAPER COPIES OF PROXY MATERIALS AND FOLLOW THE INSTRUCTIONS ON YOUR PROXY CARD.
IF YOU ARE A BENEFICIAL (BUT NOT RECORD) OWNER, FOR EXAMPLE, IF YOUR SHARES ARE HELD BY YOUR BROKERAGE FIRM, IF YOU WISH TO VOTE YOUR SHARES DURING THE ANNUAL MEETING, YOU WILL NEED TO REGISTER IN ADVANCE TO OBTAIN A CONTROL NUMBER BY FOLLOWING THE INSTRUCTIONS IN THE ACCOMPANYING PROXY STATEMENT. ALTERNATIVELY, YOU MAY SUBMIT YOUR VOTE BEFORE THE ANNUAL MEETING BY FOLLOWING INSTRUCTIONS FROM YOUR BROKERAGE FIRM.
THE HYBRID MEETING WILL BEGIN PROMPTLY AT 9:00 A.M., EASTERN TIME. WE ENCOURAGE YOU TO ACCESS THE MEETING IN ADVANCE OF THE START TIME.

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IVERIC bio, Inc.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
to be held on Wednesday, May 17, 2023

Information About the 2023 Annual Meeting and Voting
This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “board of directors” or the “board”) of IVERIC bio, Inc., a Delaware corporation (“IVERIC,” “we," “us” or the "company") for use at the 2023 annual meeting of stockholders (the “2023 annual meeting”) to be held on Wednesday, May 17, 2023, beginning at 9:00 a.m., Eastern time, and at any adjournment or postponement thereof. In an effort to provide our stockholders with enhanced accessibility to our 2023 annual meeting, in addition to conducting the annual meeting on an in-person basis, we will again be conducting the annual meeting on a virtual basis in what is referred to as a hybrid meeting format.You can participate in the hybrid annual meeting by gathering at our principal business offices at 8 Sylvan Way, Parsippany, New Jersey or by accessing a virtual live website using the Internet . Following three years of virtual annual meetings because of the COVID-19 pandemic, we are excited to welcome back stockholders to our offices. Stockholders who elect to participate in the annual meeting online will have the same rights and opportunities to participate in the meeting as stockholders who elect to participate in the meeting in-person, including the right to vote and ask questions through the virtual live webcast.

In accordance with the rules promulgated by the Securities and Exchange Commission, we have elected to furnish our proxy materials to stockholders over the Internet. All stockholders are receiving by mail a Notice Regarding the Availability of Proxy Materials (the "Notice"), which provides general information about the 2023 annual meeting, the address of the website on which our proxy statement and 2022 annual report are available for review, downloading and printing, and instructions on how to submit proxy votes. For those who wish to receive their materials in a different format (e.g., a paper copy by mail), the Notice contains instructions on how to do so. Stockholders who have elected to receive paper copies of the proxy materials will receive these materials by mail free of charge.
You may attend the annual meeting in person at our principal business offices or via a virtual live webcast at www.meetnow.global/MYVZSYQ. The hybrid meeting will start at 9:00 a.m., Eastern time, on May 17, 2023. You will need the control number included on your Notice and, if you choose to request paper copies of proxy materials, your proxy card, in order to be able to vote your shares on the annual meeting website. If you are a registered stockholder, your control number is included on your Notice. If you are a beneficial owner, you will need to register in advance for a control number (see the instructions in the section below on voting for street name holders) in order to vote on the annual meeting website. Otherwise, you may participate as a "Guest". Instructions on how to attend and participate either in person or online are provided in the Notice or, if you choose to request paper copies of proxy materials, on the proxy card. We expect check-in to be available starting around 8:00 a.m., Eastern time, on the day of the 2023 annual meeting, May 17, 2023, and you should allow ample time for check-in proceedings, whether in person or online. If you elect to attend the meeting online, we will have technicians standing by and ready to assist you with any technical difficulties you may have in accessing the virtual live webcast. If you encounter any difficulties accessing the virtual live webcast during the check-in or meeting time, please call the support team at 1-888-724-2416.

If you wish to submit a question before the meeting, you can visit www.meetnow.global/MYVZSYQ and follow the prompts on the website. If you wish to submit a question during the 2023 annual meeting, you may log into, and ask a question on, the virtual meeting website if you are participating online, or you may wait until the appropriate time to ask a question, if you are participating in person. Our annual meeting will be governed by our Annual Meeting Rules of Conduct, which will be posted at www.meetnow.global/MYVZSYQ in advance of the meeting. The Annual Meeting Rules of Conduct will address the ability of stockholders to ask questions during the meeting, including permissible topics, and rules for how questions and comments will be recognized and disclosed to participants. Please review the Annual Meeting Rules of Conduct for information about how to participate in the meeting, including how to submit questions before or during the meeting. You will be able to ask questions even if you participate in the 2023 annual meeting as a "Guest".
On March 27, 2023, the record date for the determination of stockholders entitled to vote at the 2023 annual meeting, there were outstanding and entitled to vote an aggregate of 137,234,392 shares of our common stock, par value $0.001 per share (“common stock”). Each share of common stock entitles the record holder thereof to one vote on each of the matters to be voted on at the 2023 annual meeting. A list of registered stockholders as of the close of business on the record date will be available for examination by any registered stockholder during the entirety of the 2023 annual meeting in our offices or at www.meetnow.global/MYVZSYQ. If you attend the 2023 annual meeting as a "Guest", you will not be able to access this list.
Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions below. Choose the way to vote that is easiest and most convenient for you, and cast your vote as soon as possible.
Voting Procedures for Record Holders
If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may vote in the following ways:
(1)    You may vote in person during the annual meeting. You may vote your shares in person during the annual meeting by following the instructions provided on the Notice, or if you choose to request paper copies of proxy materials, on the proxy card. We will provide extra copies of voting materials during the meeting.
(2)    You may vote over the Internet during the annual meeting. You may vote your shares over the Internet by accessing the annual meeting website by following the instructions provided in the Notice or, if you choose to request paper copies of proxy materials, on the proxy card. You do not need to register in advance to attend the annual meeting online. You can cast your votes by following the prompts provided by the website.
(3)    You may vote over the Internet prior to the annual meeting. You may vote your shares over the Internet by following the "Vote over Internet Prior to Annual Meeting" instructions on the Notice or, if you choose to request paper copies of proxy materials, on the proxy card. If you vote over the Internet prior to the annual meeting, you do not need to vote during the annual meeting or by telephone or by mail.
(4)    You may vote by telephone prior to the annual meeting. You may vote your shares by following the “Vote by Phone” instructions on the Notice, by placing your vote directly by calling 1-800-652-VOTE (8683), or, if you choose to request paper copies of proxy materials, on the proxy card. If you vote by telephone, you do not need to vote over the Internet or by mail.
(5)    You may vote by mail prior to the annual meeting. If you wish to vote your shares by mail, please request paper copies of proxy materials and follow the instructions on the proxy card. You will be given a prepaid return envelope. If you vote by mail, you do not need to vote over the Internet or by telephone.
All proxies that are executed or are otherwise submitted over the Internet or by telephone or by mail will be voted on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders in accordance with the stockholders’ instructions. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the board of directors’ recommendations on such proposals as set forth in this proxy statement.
After you have submitted a proxy, you may still change your vote and revoke your proxy before the 2023 annual meeting by doing any one of the following things:
•voting in person or online at the 2023 annual meeting;
•submitting a new proxy by following the “Vote by Internet Prior to Annual Meeting” or “Vote by Phone” instructions on the Notice, by placing your vote directly by calling 1-800-652-VOTE (8683), or, if you choose to request paper copies of proxy materials, on the proxy card, prior to the start of the 2023 annual meeting; or
•giving our Secretary a written notice via email at proxyrequest@ivericbio.com before or at the 2023 annual meeting that you want to revoke your proxy.
Your attendance at the 2023 annual meeting, either in person or online, alone will not revoke your proxy.

Voting Procedures for Street Name Holders
If the shares you own are held in “street name” by a bank, broker or other nominee record holder, which, for convenience, we refer to in this proxy statement collectively as brokerage firms, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. If you choose to attend the hybrid annual meeting, please follow the instructions in the following paragraph. If you choose to have your brokerage firm vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokerage firms also offer the option of providing for voting over the Internet before the annual meeting or by telephone, instructions for which, if available, would be provided by your brokerage firm on the voting instruction form that it delivers to you. Because most brokerage firms are member organizations of the New York Stock Exchange, ("NYSE"), the rules of the NYSE will likely govern how your brokerage firm would be permitted to vote your shares in the absence of instructions from you. Under the current rules of the NYSE, if you do not give instructions to your brokerage firm, it will still be able to vote your shares for certain items, but will not be allowed to vote your shares in the case of director elections, executive compensation matters and certain other matters. Of the matters to be voted on at the 2023 annual meeting, we expect that the only proposals on which brokers will have discretionary voting authority are the vote to approve the amendment to our Restated Certificate of Incorporation (Proposal 3) and the ratification of Ernst & Young LLP as our independent registered public accounting firm (Proposal 5). “Broker non-votes” are shares that are held in “street name” by a brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter.

If you plan to attend and vote your shares at the 2023 annual meeting, either in person or online, and your shares are held in street name, you must register in advance. To do so, you must submit a legal proxy, which you can obtain from your brokerage firm, showing that you were the beneficial owner of the shares as of the record date (March 27, 2023), along with your name and email address, to Computershare. Requests for registration must be labeled as “IVERIC bio Legal Proxy” and be received by Computershare no later than 5:00 p.m., Eastern Time, on May 12, 2023. You will receive a confirmation of your registration, including your control number, by email after Computershare receives your registration materials. If you do not register in advance, you will not receive a control number and you may only participate in the hybrid meeting as a "Guest" without the ability to vote your shares at the annual meeting. However, you may choose to vote before the annual meeting by following the instructions from your broker and if you choose, attend the hybrid annual meeting as a "Guest". You will be able to submit questions as a "Guest".
Requests for registration should be directed to Computershare at the following addresses:
    By email (preferred):
        legalproxy@computershare.com
    Or by mail:
        Computershare
        IVERIC bio Legal Proxy
        P.O. Box 43001
        Providence, RI 02940-3001

Votes Required
The holders of a majority of the shares of our common stock issued and outstanding and entitled to vote at the 2023 annual meeting will constitute a quorum for the transaction of business at the 2023 annual meeting. Shares of common stock represented in person or online or by proxy (including shares which abstain or do not vote on one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the 2023 annual meeting. Shares present online during the 2023 annual meeting will be considered shares of common stock represented in person at the meeting. The following votes are required for approval of the proposals being presented at the 2023 annual meeting:
Proposal 1: To Elect Three Class I Directors. The three nominees for director receiving the highest number of votes “FOR” election will be elected as directors. This is called a plurality. Shares held in street name by a bank, broker or other nominee who indicates on their proxies that they do not have authority to vote shares on Proposal 1 will not be counted as votes FOR or WITHHELD from any bank, broker or other nominee and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 1.

You may:
•vote FOR all nominees;
•vote FOR one or more nominees and WITHHOLD your vote from the other nominee or nominees; or
•WITHHOLD your vote from all nominees.
Votes that are withheld will not be included in the vote tally for the election of directors and will not affect the vote results.
    Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation, or “Say-on-Pay.” This proposal calls for a non-binding, advisory vote, and accordingly there is no “required vote” that would constitute approval. However, our board, including our compensation and talent strategy committee, values the opinions of our stockholders and, to the extent there are a substantial number of votes cast against the executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns. Shares held in street name by a bank, broker or other nominee who indicates on their proxies that they do not have authority to vote the shares on Proposal 2 will not be counted as votes FOR or AGAINST Proposal 2 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 2. If you vote to ABSTAIN on Proposal 2, your shares will not be voted FOR or AGAINST Proposal 2 and will also not be counted as votes cast or shares voting on Proposal 2. Voting to ABSTAIN will have no effect on the voting on Proposal 2.
Proposal 3: To approve an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 300,000,000 shares. The affirmative vote of the holders of shares of common stock holding a majority of the shares of our common stock issued and outstanding and entitled to vote thereon is required to approve the amendment to our Restated Certificate of Incorporation. If your shares are held by your bank, broker or other nominee in “street name” and you do not timely provide voting instructions with respect to your shares, we expect that your bank, broker or other nominee will have the authority to vote your shares on Proposal 3. If you vote to ABSTAIN on Proposal 3, your shares will not be voted FOR or AGAINST Proposal 3 and will also not be counted as votes cast or shares voting on Proposal 3. Because Proposal 3 requires the affirmative vote of the holders of a majority of the shares of our common stock issued and outstanding and entitled to vote thereon, a vote to ABSTAIN will have the same effect as a vote AGAINST Proposal 3.
Proposal 4: To approve the IVERIC bio, Inc. 2023 Stock Incentive Plan. The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to approve the 2023 Stock Incentive Plan. Shares held in street name by a bank, broker or other nominee who indicate on their proxies that they do not have authority to vote shares on Proposal 4 will not be counted as votes FOR or AGAINST Proposal 4 and will be treated as broker non-votes. Broker non-votes will have no effect on the voting on Proposal 4. If you vote to ABSTAIN on Proposal 4, your shares will not be voted FOR or AGAINST Proposal 4 and will also not be counted as votes cast or shares voting on Proposal 4. As a result, voting to ABSTAIN will have no effect on the voting on Proposal 4.
Proposal 5: To Ratify the Selection of Ernst & Young LLP as IVERIC’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023. The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year. If your shares are held by your bank, broker or other nominee in street name and you do not timely provide voting instructions with respect to your shares, we expect that your bank, broker or other nominee will have the authority to vote your shares on Proposal 5. If you ABSTAIN from voting on Proposal 5, your shares will not be voted FOR or AGAINST Proposal 5 and will also not be counted as votes cast or shares voting on Proposal 5. As a result, voting to ABSTAIN will have no effect on the voting of Proposal 5.
If you attend the annual meeting as a "Guest" and did not provide your vote before the meeting, your shares will not be counted as shares voting on the matters at the 2023 annual meeting.

CORPORATE GOVERNANCE

Board of Directors
Current Members of Our Board of Directors
Set forth below are the names and certain biographical, demographic, and skills-related information about each member of our board of directors as of April 5, 2023. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she currently serves or has served as a director during the past five years. We believe that all of our directors possess the attributes and characteristics described in “Board Processes—Director Nomination Process.”

IVERIC bio, Inc. Board Diversity Matrix as of April 5, 2023
Total Number of Directors: 8
	Female	Male
Part I: Gender Identity	3	5
Part II: Demographic Background
African American or Black	1	0
Asian American	0	1
White	2	4
IVERIC bio, Inc. Board Skills Matrix (1)
(1)     Based on self-reported information from our board of directors.

Adrienne L. Graves, Ph.D. Chairman of the Board, IVERIC bio, Inc. Director Since 2018 Age: 69
Dr. Graves has served as a member of our board of directors since December 2018, and as chairman of the board since May 2021. From 1995 to 2010, Dr. Graves worked at Santen, Inc., the United States subsidiary of a Japanese publicly traded pharmaceutical company, where Dr. Graves served as senior vice president of worldwide clinical development (United States, Europe and Japan) for seven years and chief executive officer and president for eight years. Dr. Graves currently serves on the boards of directors of Greenbrook TMS Inc., and NicOx, S.A., and previously served on the board of directors of Akorn Inc., TearLab Corporation, and Oxurion NV, all of which are publicly traded biotechnology or pharmaceutical companies.

Skills and Qualifications:
We believe Dr. Graves is qualified to serve on our board of directors because of her strong background in ophthalmology, her extensive experience in pharmaceutical development and commercialization, and her service on the boards of directors of other life sciences companies. Dr. Graves received an A.B. in psychology from Brown University and a Ph.D. in psychobiology from the University of Michigan, and completed a postdoctoral fellowship in visual neuroscience at the University of Paris.

Other Public Company Boards: a.Greenbrook TMS Inc. b.NicOx S.A.	Committee Memberships: a.Compensation & Talent Strategy Committee (Chair) b.Research & Development Committee

Glenn P. Sblendorio Chief Executive Officer and Director, IVERIC bio, Inc. Director Since 2017 and from 2013 to 2016 Age: 67
Mr. Sblendorio assumed the position of chief executive officer in July 2017, and has served as a member of our board of directors since May 2017. Mr. Sblendorio previously served as our president from January 2017 until May 2021 and previously served as our executive vice president and chief operating officer from April 2016 to January 2017. In addition, he served as our chief financial officer and treasurer from April 2016 until April 2017. Mr. Sblendorio previously served as a member of our board of directors from July 2013 through March 2016. Before joining us, Mr. Sblendorio served as the president and chief financial officer of The Medicines Company, a publicly traded medical solutions company, from March 2006 until December 2015. Mr. Sblendorio currently serves as a member of the board of directors of Amicus Therapeutics Inc. and Intercept Pharmaceuticals, Inc., both of which are publicly traded biopharmaceutical companies.

Skills and Qualifications:
We believe that Mr. Sblendorio is qualified to serve on our board of directors because of his extensive executive leadership experience, knowledge of the life sciences industry and service on the board of directors of other life sciences companies. Mr. Sblendorio received a B.B.A. from Pace University and an M.B.A. from Fairleigh Dickinson University.

Other Public Company Boards: a.Intercept Pharmaceuticals, Inc. b.Amicus Therapeutics, Inc.	Committee Memberships: N/A

Mark S. Blumenkranz, M.D., Ph.D. Director, IVERIC bio, Inc. Director Since 2020 Age: 72
Dr. Blumenkranz has served as a member of our board of directors since July 2020. Dr. Blumenkranz is HJ Smead Professor Emeritus in the Department of Ophthalmology at Stanford University, where he served as the chair of the department from 1997 to 2015. Dr. Blumenkranz is a co-founder and served as the chief executive officer and chairman of Kedalion Therapeutics, Inc., a venture-backed ophthalmology company until June 2022. Dr. Blumenkranz is the chairman and founding director of Lagunita Biosciences LLC, an early stage healthcare investment company and incubator. Dr. Blumenkranz serves on the board of directors of Kala Pharmaceuticals Inc., a publicly traded biopharmaceutical company and previously served on the board of directors of One Medical, a publicly traded primary care platform and digital health company until its acquisition by Amazon, Inc. in February 2023. He is a past president of the American University Professors of Ophthalmology, the Retina Society, the Macula Society, and a Fellow Emeritus of the Corporation of Brown University.

Skills and Qualifications:
We believe Dr. Blumenkranz is qualified to serve on our board of directors because of his extensive experience in the ophthalmology and gene therapy fields, in various capacities as a researcher, a practitioner, and as a senior industry executive.
Dr. Blumenkranz received his undergraduate, graduate, and medical degrees at Brown University; his ophthalmic residency training at Stanford University; and a fellowship in vitreo-retinal diseases at the Bascom Palmer Eye Institute. He is also the author of more than 160 peer-reviewed articles and the inventor of more than 18 issued patents including the Pascal and Catalys lasers.

Other Public Company Boards: a. Kala Pharmaceuticals Inc.	Committee Memberships: a.Business Development & Strategy Committee b.Compensation & Talent Strategy Committee c.Nominating & Corporate Governance Committee d.Research & Development Committee

Axel Bolte Director, IVERIC bio, Inc. Director Since 2007 Age: 51
Mr. Bolte has served as a member of our board of directors since August 2007. Since February 2017, Mr. Bolte has served as president and chief executive officer of Inozyme Pharma Inc., a publicly traded biotechnology company, and as a managing member of Healthcare Advisors GmbH, a private healthcare advisory company. From February 2017 to September 2019, Mr. Bolte served as a venture partner to HBM Partners AG, a provider of investment advisory services in the life sciences industry, and where he previously served as an investment advisor from March 2003 through January 2017. Mr. Bolte currently serves on the board of directors of Inozyme Pharma Inc. and previously served on the boards of directors of Allena Pharmaceuticals, Inc. and PTC Therapeutics, Inc., each of which are publicly traded biotechnology or pharmaceutical companies.

Skills and Qualifications:
We believe that Mr. Bolte is qualified to serve on our board of directors because of his many years of service as one of our directors, his extensive experience as a venture capital investor in the life sciences industry, his executive leadership experience and his service on the board of directors of other life sciences companies. Mr. Bolte received a degree in biochemistry from the Swiss Federal Institute of Technology, Zurich, Switzerland and an M.B.A. from the University of St. Gallen, Switzerland.

Other Public Company Boards: a.Inozyme Pharma, Inc.	Committee Memberships: a.Nominating & Corporate Governance Committee (Chair) b.Audit Committee c.Business Development & Strategy Committee

Pravin U. Dugel President, IVERIC bio, Inc. Director Since 2023 Age: 59
Dr. Dugel has served as our president since May 2021, and has served as a member of our board of directors since January 2023. Dr. Dugel joined us in April 2020 and served as our executive vice president, chief strategy and business officer from April 2020 to May 2021. Before joining us, Dr. Dugel was a managing partner at the Retinal Consultants of Arizona from 1994 to 2019. Dr. Dugel serves on the board of Oculis Holding AG, a publicly traded biopharmaceutical company, and previously served on the board of Aerpio Pharmaceuticals, Inc. until its acquisition by Aadi Bioscience in August 2021. Dr. Dugel also served as a clinical professor at the USC Eye Institute in the Keck School of Medicine at the University of Southern California and was a founding member of the Spectra Eye Institute in Sun City, Arizona. Dr. Dugel is an internationally recognized clinical researcher in retina; he has served as principal investigator in more than 100 multicenter clinical trials, authored more than 200 papers and 35 book chapters, and served on the boards of various medical journals and retina groups, including the American Society of Retina Specialists.

Skills and Qualifications:
We believe Dr. Dugel is qualified to serve on our board of directors because of his extensive executive leadership experience in the ophthalmology industry. Dr. Dugel received an M.D. from the UCLA School of Medicine and completed his residency in ophthalmology at the USC Eye Institute. He completed a medical retina fellowship at the Bascom Palmer Eye Institute and a surgical eye fellowship at the USC Eye Institute.

Other Public Company Boards: a.Oculis Holding AG	Committee Memberships: N/A

Jane P. Henderson Director, IVERIC bio, Inc. Director Since 2018 Age: 57
Ms. Henderson has served as a member of our board of directors since January 2018. Ms. Henderson has served as the chief financial officer of Apogee Therapeutics, a privately-held biotechnology company, since January 2023. From December 2020 to November 2022, Ms. Henderson served as the chief financial officer and chief business officer at Invivyd Therapeutics (f/k/a Adagio Therapeutics), a publicly traded biotechnology company. From June 2018 to December 2020, Ms. Henderson served as the chief financial officer of Turnstone Biologics, a privately held biotechnology company. From January 2017 to June 2018, Ms. Henderson served as chief financial officer and senior vice president, corporate development at Voyager Therapeutics, Inc., a publicly-traded clinical-stage gene therapy company. From 2013 to 2016, Ms. Henderson served as senior vice president, chief financial officer and chief business officer of Kolltan Pharmaceuticals, Inc., which was a privately held pharmaceutical company. In addition to her industry experience, Ms. Henderson was managing director and held other senior roles at HSBC Holdings plc, Canadian Imperial Bank of Commerce, Lehman Brothers and Salomon Brothers. Ms. Henderson currently serves on the board of directors of Akero Therapeutics, Inc., a publicly traded biotechnology company and Ventus Therapeutics, a privately held biotechnology company. Ms. Henderson previously served on the board of directors of Sesen Bio, a publicly traded biotechnology company from 2013 to November 2021.

Skills and Qualifications:
We believe that Ms. Henderson is qualified to serve on our board of directors because of her extensive leadership experience in the life sciences industry and in health care investment banking. Ms. Henderson received a B.S. in psychology from Duke University.

Other Public Company Boards: a.Akero Therapeutics, Inc.	Committee Memberships: a.Audit Committee (Chair) b.Compensation & Talent Strategy Committee c.Nominating & Corporate Governance Committee

Christine Ann Miller Director, IVERIC bio, Inc. Director Since 2022 Age: 47
Ms. Miller has served as a member of our board of directors since January 2022. Ms. Miller has more than 20 years of global experience in life sciences. Ms. Miller has served as president and chief executive officer and as a member of the board of directors of Melinta Therapeutics, a privately-held pharmaceutical company, since August 2020. Previously, Ms. Miller served in various roles at Sandoz, a division of Novartis, including as vice president, US portfolio, development and launch from 2016 to 2018 and as global head of portfolio, enterprise from 2018 to 2020. She also serves as an advisory board member for the Healthcare Businesswomen’s Association and is a frequent panelist and speaker at industry events.
Skills and Qualifications:
We believe Ms. Miller is qualified to serve on our board of directors because of her extensive experience in commercialization, supply chain management, and research and development operations. Ms. Miller received a B.S. from Rensselaer Polytechnic Institute and an M.B.A. and Masters of Technology Management from Stevens Institute of Technology.

Other Public Company Boards: a.None	Committee Memberships: a.Business Development & Strategy Committee (Chair) b.Nominating & Corporate Governance Committee c.Research & Development Committee

Calvin W. Roberts, M.D. Director, IVERIC bio, Inc. Director Since 2019 Age: 70
Dr. Roberts has served as a member of our board of directors since January 2019. Dr. Roberts has served as president and chief executive officer of the Lighthouse Guild since April 2020. Previously, he served as the senior vice president, chief medical officer of Eye Care at Bausch Health Companies Inc., a publicly traded pharmaceutical company, from March 2011 to March 2020. Since 1982, Dr. Roberts has also served as a clinical professor of ophthalmology at Weill Cornell Medical College and was a practicing ophthalmologist for over 26 years. Dr. Roberts is a renowned specialist in cataract and refractive surgery. Dr. Roberts previously served as a consultant for Allergan, Inc., Johnson & Johnson, and Novartis AG. Dr. Roberts previously served on the board of directors of Altamira Therapeutics Ltd. and Alimera Sciences, Inc., both publicly-traded biotechnology companies.

Skills and Qualifications:
We believe Dr. Roberts is qualified to serve on our board of directors because of his extensive experience in the ophthalmology field, both as a practitioner and as a senior industry executive. Dr. Roberts received an A.B. from Princeton University and an M.D. from the College of Physicians and Surgeons of Columbia University. Dr. Roberts completed his internship and ophthalmology residency at Columbia Presbyterian Hospital, and cornea fellowships at Massachusetts Eye and Ear Infirmary and the Schepens Eye Research Institute in Boston. Dr. Roberts holds patents on a number of devices used for ophthalmic surgery.

Other Public Company Boards: a.None	Committee Memberships: a.Research & Development Committee (Chair) b.Audit Committee c.Compensation & Talent Strategy Committee d.Nominating & Corporate Governance Committee
Board Composition
Our board of directors is currently authorized to have, and currently consists of, eight members. Our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:
•the class I directors are Ms. Henderson, Dr. Dugel and Mr. Sblendorio, and their term expires at the 2023 annual meeting;
•the class II directors are Dr. Blumenkranz, Mr. Bolte and Dr. Roberts, and their term expires at our annual meeting of stockholders to be held in 2024; and
•the class III directors are Dr. Graves and Ms. Miller, and their term expires at our annual meeting of stockholders to be held in 2025.
Upon the expiration of the term of a class of directors, directors in that class are eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. Our directors may be removed only for cause by the affirmative vote of the holders of 75% or more of our voting stock.

Board Determination of Independence
Rule 5605 of the Nasdaq Marketplace Rules requires a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, the Nasdaq Marketplace Rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Under Rule 5605(a)(2), a director will only qualify as an “independent director” if, in the opinion of our board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
In addition, in affirmatively determining the independence of any director who will serve on a company’s compensation committee, Rule 10C-1 under the Exchange Act requires that a company’s board of directors consider all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (ii) whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that none of Dr. Blumenkranz, Mr. Bolte, Dr. Graves, Ms. Henderson, Ms. Miller or Dr. Roberts, representing six of our eight current directors, has or had a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Rule 5605(a)(2) of the Nasdaq Marketplace Rules. Our board of directors has also determined that Ms. Henderson, Mr. Bolte and Dr. Roberts, who comprise our audit committee, Dr. Graves, Dr. Blumenkranz, Ms. Henderson and Dr. Roberts, who comprise our compensation and talent strategy committee, and Mr. Bolte, Dr. Blumenkranz, Ms. Henderson, Ms. Miller and Dr. Roberts, who comprise our nominating and corporate governance committee, satisfy the independence standards for such committees established by the SEC and the Nasdaq Marketplace Rules, as applicable. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company, including the transactions described below in “Board Policies—Related Person Transactions,” and all other facts and circumstances our board of directors deemed relevant in determining independence.
Both Dr. Dugel and Mr. Sblendorio, who are class I directors, are employees and therefore are not “independent.”
How Our Board Is Organized
Board Leadership Structure
Dr. Graves has served as our chairman of the board since May 2021. As chairman of our board, Dr. Graves presides over all meetings of the board of directors and performs other duties customary for this role, including helping to set the agenda of meetings of the board and coordinating communications with and reporting by our management. Mr. Sblendorio, our chief executive officer, remains on our board of directors. Our board believes this leadership structure with Dr. Graves as chairman of our board and Mr. Sblendorio as chief executive officer allows Mr. Sblendorio to continue focusing his efforts on leading the company in our day-to-day operations and executing on our business strategy, while providing for the separate leadership of our board of directors by and other contributions from Dr. Graves.
Because Dr. Graves is an independent director within the meaning of Nasdaq rules (see “Board of Directors—Board Determination of Independence” above), our board of directors does not have an independent lead director. Dr. Graves previously served as our independent lead director from October 2019 until her appointment as chairman of our board in May 2021.

Our nominating and corporate governance committee and our board of directors evaluate our board leadership structure from time to time and may recommend further alterations of this structure in the future.
Board Committees
Our board of directors has established an audit committee, a business development and strategy committee, a compensation and talent strategy committee, a nominating and corporate governance committee and a research and development committee, each of which operates under a charter that has been approved by our board. Copies of these committee charters are posted on the Investor Relations section of our website, which is located at https://investors.ivericbio.com.
In the fourth quarter of 2018, our board appointed a committee of independent directors to review certain stockholder litigation demands that we received. In addition, during the fourth quarter of 2019, our board appointed a committee of independent directors to investigate the allegations made in the complaint for a shareholder derivative action filed against current and former members of our board of directors and certain of our current and former officers in the United States District Court for the Southern District of New York, captioned Luis Pacheco v. David R. Guyer, et al., Case No. 1:18-cv-07999. A description of these matters is set forth in our Annual Report on Form 10-K, which was filed with the SEC on March 1, 2023. Ms. Henderson was the chair of both the demand review and special litigation committees, and Dr. Graves was a member of both committees. In February 2023, following settlement of these matters, our board of directors disbanded these committees.
Our board may also appoint additional committees from time to time as it deems appropriate.
Audit Committee
The members of our audit committee are Ms. Henderson, Mr. Bolte and Dr. Roberts. Ms. Henderson chairs our audit committee.
Our audit committee’s responsibilities include:
•appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;
•overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports and other communications from such firm;
•reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•monitoring our internal controls over financial reporting and disclosure controls and procedures;
•overseeing our risk assessment and risk management policies and programs, including our code of business conduct and ethics and our compliance activities;
•overseeing cybersecurity, including measures to protect and improve our informational technology systems, and monitoring cybersecurity and data privacy risks associated with our activities and those of third parties we work with;
•establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;
•meeting independently with our independent registered public accounting firm and management;
•reviewing and approving or ratifying any related person transactions; and
•preparing the audit committee report required by SEC rules.

In February 2023, we amended the charter for the audit committee to implement some of the corporate governance reforms resulting from the settlement of the Pacheco derivative matter. These amendments include, among other things, additional oversight over our risk management processes and activities and additional oversight over disclosure controls and processes, including, in conjunction with our research and development committee, public disclosures of our clinical trials and interactions with regulatory authorities.
All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
Our board of directors has determined that Ms. Henderson is an “audit committee financial expert” as defined in applicable SEC rules. We believe that the composition of our audit committee meets the requirements for independence under the current Nasdaq Marketplace Rules and SEC rules and regulations.
The audit committee met four times during 2022.
Business Development and Strategy Committee
In June 2022, our board of directors established our business development and strategy committee to assist our board and management with reviewing and evaluating our business development relationships, related transactions and overall corporate strategy.This committee will help advise on key strategic and business transactions, including potential collaborations and licensing arrangements for our product candidates and complementary technologies, and long-term corporate planning and strategy.

    The members of our business development and strategy committee are Ms. Miller, Dr. Blumenkranz and Mr. Bolte. Ms. Miller chairs our business development and strategy committee.
Although our business development and strategy committee did not meet in 2022, its members assisted with advising on the licensing transaction with DelSiTech Ltd. for its sustained release delivery technology, which we entered into in June 2022, and in conjunction with the rest of the board, on the transaction with Opus Genetics Inc. for IC-100 and IC-200, which we entered into in December 2022. We expect the business development and strategy committee to play an important role as we pursue additional sustained release delivery technologies for avacincaptad pegol and a potential collaboration for further development and commercialization of avacincaptad pegol outside the United States.

Compensation and Talent Strategy Committee
The members of our compensation and talent strategy committee are Dr. Graves, Dr. Blumenkranz, Ms. Henderson and Dr. Roberts. Dr. Graves chairs our compensation and talent strategy committee.
Our compensation and talent strategy committee’s responsibilities include:
•overseeing and reviewing with management our strategies relating to talent strategy and human capital, including ways to attract, develop and retain key employees for the growth of our business, diversity, equity and inclusion initiatives, and initiatives to support the health and well-being and engagement of our employees;
•reviewing, and recommending to our board for approval, our corporate goals for each year and reviewing our performance against those goals at the end of each year;
•reviewing and approving, or making recommendations to our board with respect to, the compensation of our chief executive officer and our other executive officers;
•overseeing an evaluation of our senior executives;
•reviewing our management's decisions regarding compensation of non-executive employees, including any cash and equity bonus programs and promotions;
•overseeing and administering our cash and equity incentive plans;
•reviewing and making recommendations to our board with respect to director compensation;

•reviewing and discussing annually with management our compensation disclosure required by SEC rules; and
•preparing the compensation committee report required by SEC rules.
In February 2023, we amended the charter for the compensation and talent strategy committee to implement some of the corporate governance reforms resulting from the settlement of the Pacheco derivative matter. These amendments include, among other things, providing for a minimum of three members for the compensation and talent strategy committee and requiring the compensation and talent strategy committee to consider compliance objectives when determining compensation and severance for our executive officers.

The processes and procedures followed by our compensation and talent strategy committee in considering and determining executive compensation is described below under “Executive Compensation—Compensation Discussion and Analysis.” The processes and procedures followed by our compensation and talent strategy committee in considering and determining director compensation is described below under “Board Processes—Director Compensation Processes.”
The compensation and talent strategy committee met six times during 2022 and took action by written consent thirteen times.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are Mr. Bolte, Dr. Blumenkranz, Ms. Henderson, Ms. Miller and Dr. Roberts. Mr. Bolte chairs our nominating and corporate governance committee.
Our nominating and corporate governance committee’s responsibilities include:
•identifying individuals qualified to become members of our board;
•recommending to our board the persons to be nominated for election as directors and to each of our board’s committees;
•reviewing and making recommendations to our board with respect to our board leadership structure;
•reviewing and making recommendations to our board with respect to development of and succession planning for our chief executive officer and other senior executives;
•developing and recommending to our board corporate governance principles;
•advising the board of directors on environmental, social and governance and climate/sustainability matters; and
•overseeing a periodic evaluation of our board and board committees.
In February 2023, we amended the charter for the nominating and corporate governance committee to, among other things, provide for general oversight over environmental, social and governance and climate and sustainability matters, and to require the nominating and corporate governance committee to meet with new prospective directors before nomination to our board of directors.
The nominating and corporate governance committee met four times during 2022 and took action by written consent once.
Research and Development Committee
Our research and development committee assists our board and management with reviewing and evaluating our research and development programs in light of our long-term strategic goals. The committee also helps us with identifying new and emerging trends in health care, pharmaceutical science, technology, manufacturing and regulation to assist our board and management with making well-informed choices in developing our research and development capabilities and using our research and development resources.

    The members of our research and development committee are Dr. Roberts, Dr. Blumenkranz, Dr. Graves and Ms. Miller. Dr. Roberts chairs our research and development committee.
In February 2023, we amended the charter for the research and development committee to implement some of the corporate governance reforms resulting from the settlement of the Pacheco derivative matter. These amendments include, among other things, giving the research and development committee oversight over the conduct and status of our clinical trials and interactions with regulatory authorities and in conjunction with the audit committee, reviewing public disclosures for those activities.
Our research and development committee met three times during 2022.
Compensation Committee Interlocks and Insider Participation
During 2022, the members of our compensation and talent strategy committee consisted of Dr. Graves, Dr. Blumenkranz, Ms. Henderson, and Dr. Roberts, each of whom served throughout the year.
None of our executive officers serves as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our board of directors or our compensation and talent strategy committee. None of the members of our compensation and talent strategy committee are, or have ever been, an officer or employee of our company.
Board Meetings and Attendance
Our board of directors met eight times during 2022 and took action by written consent five times. During 2022, each of our incumbent directors attended at least 75% of the aggregate number of board meetings and committee meetings held by all committees of the board on which he or she then served.
Our directors are required to attend our annual meetings of stockholders, except under extenuating circumstances. In 2022, all of our then-serving directors attended our annual meeting of stockholders.
Board Processes
Oversight of Risk
Our board of directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. One of the roles of our board and its committees is to oversee the risk management activities of management. They fulfill this duty by regularly discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices.
The following table is an outline of the principal risk management areas overseen by our board and its committees, categorized by committee or the full board:

Full Board	Audit Committee	Business Development & Strategy Committee	Compensation & Talent Strategy Committee	Nominating & Corporate Governance Committee	Research & Development Committee
Capital resources	Cybersecurity and privacy	Business development and strategy	Compensation policies and practices	Board composition	Development
Commercialization and competition	Facilities and business continuity		Human capital	Corporate governance	Medical and safety
Intellectual property, including lifecycle	Financial, including internal controls			Environmental, social and governance and climate/sustainability	Scientific
Litigation	Legal and compliance			Management succession planning	Technical and manufacturing
Regulatory
Supply chain
Each committee reports to the full board on a regular basis, including reports on the committee’s risk oversight activities as appropriate. In addition, since risk issues often overlap, committees from time to time request that the full board discuss particular risks. For example, cybersecurity and human capital risks and business development opportunities are routinely discussed with the full board as well.
In February 2022, we joined the National Association of Corporate Directors, or NACD, which provides continuing education resources to our board of directors on evolving areas of corporate governance and best practices. We recently conducted a training session by a faculty member from the NACD for our board of directors and management on certain key governance issues facing companies similar to us, and plan to continue providing continuing education to our directors on key governance issues and evolving best practices.
Director Nomination Process
Our nominating and corporate governance committee considers candidates for the board who are recommended by stockholders (pursuant to the process outlined below), directors, third-party search firms engaged by the nominating and corporate governance committee or the board, and other sources. When selecting candidates for recommendation to the board, the nominating and corporate governance committee considers the attributes of the candidates and the needs of the board and reviews all candidates in substantially the same manner, regardless of the source of the recommendation. The process followed by our nominating and corporate governance committee to evaluate director candidates includes, in the case of existing directors being considered for re-nomination, evaluation of the candidates’ performance on our board and its committees, and, in the case of potential candidates who are not then serving on our board, consideration of biographical information and background material and interviews of selected candidates and inquiries of persons with knowledge of the candidate by members of the committee and our board.
In considering whether to recommend any particular candidate for inclusion in our board’s slate of recommended director nominees, as well as in the case of new director nominees to be considered for election by our board of directors, our nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines described below under “Corporate Governance Guidelines.” Consistent with these criteria, our nominating and corporate governance committee expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment, knowledge of our business and industry and the ability to contribute positively to the collaborative culture among our board members.
Our corporate governance guidelines provide that the value of diversity should be considered in the nomination process and that the background and qualifications of the members of our board of directors considered as a group should provide a significant breadth of experience, knowledge, and ability to assist our board of directors in fulfilling its responsibilities. We recently amended our corporate governance guidelines to provide that in any formal searches for director nominees, the initial candidate pool shall consist of at least 50% women and 25% of which are ethnically or racially diverse. The board believes that maintaining a diverse membership provides the board with a broader perspective and enhances the board’s deliberations. As such, our nominating and corporate governance committee considers various aspects of each director candidate’s qualifications, skills and background, such as gender, racial or ethnic identity, sexual identity, international experience and/or expertise in a particular discipline or field. Although the nominating and corporate governance committee considers these characteristics, the committee does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.
Each of the director nominees for election at the 2023 annual meeting is a current member of our board of directors. The biographies under “Board of Directors—Current Members of Our Board of Directors” indicate the experience, qualifications, attributes and skills of each nominee that led our nominating and corporate governance committee and our board to conclude that such nominee should continue to serve as a director of our company. Our nominating and corporate governance committee and our board believe that each of the nominees has the individual attributes and characteristics required of each of our directors, and that our board of directors as a group possess the skill sets and specific experience desired of our board as a whole.
Stockholders may recommend individuals for consideration as potential director candidates by submitting the individuals’ names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, to our Secretary at our principal offices, Attention: Corporate Secretary. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our bylaws and must be received by us no later than the date referenced below in “Other Matters—Deadline for Submission of Stockholder Proposals for 2024 Annual Meeting of Stockholders.” Assuming that appropriate biographical and background material has been provided on a timely basis, the nominating and corporate governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Communications with Stockholders
Our management will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may communicate with our management by writing to our Secretary at our principal offices, Attention: Corporate Secretary, or by calling (609) 474-6755. Additional information about contacting us is available on the Investor Relations section of our website, which is located at https://investors.ivericbio.com.
In addition, stockholders who wish to communicate with our entire board may do so by writing to Dr. Adrienne L. Graves, chairman of the board, at our principal offices. Communications will be forwarded to other directors if they relate to substantive matters that our chairman of the board, in consultation with our general counsel, considers appropriate for attention by the other directors. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances or matters as to which we tend to receive repetitive or duplicative communications.
Director Compensation Processes
Our director compensation program is administered by our board of directors with the assistance of the compensation and talent strategy committee and our independent compensation consultant. The compensation and talent strategy committee conducts an annual review of director compensation and makes any necessary recommendations to the board. As part of the process for reviewing our director compensation, our independent compensation consultant provides, and our compensation and talent strategy committee considers, market data for director compensation programs at peer companies in the group selected. In evaluating our director compensation program in early 2023, our compensation and talent strategy committee reviewed market data for companies in our 2023 peer group that we used to make executive compensation determinations at the end of 2022. For information regarding the companies included in this peer group, please see the section, "Executive Compensation—Compensation Discussion and Analysis—Compensation Determination Process—Use of Peer Groups—2023 Peer Group".
Our stockholders approved our Non-Employee Director Compensation Policy at our 2019 annual meeting, which our board of directors has amended four times to date in accordance with the terms of the policy. Subject to our stockholders' approval of the 2023 Stock Incentive Plan, our director compensation arrangements will also be subject to the limits and requirements set forth in such plan. For more information about our existing and proposed director compensation arrangements, please see the section, "Director Compensation—Director Compensation Arrangements".

Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. The guidelines provide that:
•our board’s principal responsibility is to oversee our management;
•a majority of the members of our board must be independent directors;
•the independent directors meet in executive session at least twice a year;
•directors have full and free access to management and, as necessary, independent advisors;
•new directors shall participate in an orientation program and all directors are to participate in continuing director education on an ongoing basis; and
•our board will conduct an annual self-evaluation to determine whether it and its committees are functioning effectively.
In February 2023, we amended our corporate governance guidelines to implement some of the corporate governance reforms resulting from the settlement of the Pacheco derivative matter. These amendments include, among other things, provisions prohibiting members of our board of directors from serving on the boards of our direct competitors, requiring any formal director searches have an initial candidate pool that includes at least 50% women and 25% racially or ethnically diverse candidates, augmenting the role of the independent lead director, if any, and mandating new director orientation and continuing education for directors.
A copy of the corporate governance guidelines is posted under the heading “Corporate Governance” on the Investor Relations section of our website, which is located at https://investors.ivericbio.com.
Board Policies
Related Person Transactions
Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.
If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.
A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:
•the related person’s interest in the related person transaction;
•the approximate dollar value of the amount involved in the related person transaction;
•the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•whether the transaction was undertaken in the ordinary course of our business;
•whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•the purpose of, and the potential benefits to us of, the transaction; and
•any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.
The audit committee may approve or ratify the transaction only if the audit committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The audit committee may impose any conditions on the related person transaction that it deems appropriate.
In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:
•interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity) that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and (c) the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and
•a transaction that is specifically contemplated by provisions of our charter or bylaws.
The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the compensation and talent strategy committee in the manner specified in its charter.
Other than the compensation arrangements with directors and executive officers and the consulting agreement entered into with Dr. David Guyer in connection with his departure from our board of directors in May 2021, since January 1, 2022, we have not been party to any transactions with executive officers, directors or affiliates of our executive directors or directors, or with holders of more than 5% of our voting securities or their affiliates at the time the transaction was entered into.
Code of Conduct and Business Ethics
Our board of directors has adopted a written code of business conduct and ethics, or the Code of Conduct, that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller. In March 2023, we updated the Code of Conduct to better align the Code of Conduct with our stage of development, including, among other things, updates relating to compliance with laws, rules and regulations applicable to promotion and commercialization of pharmaceutical products, interactions with healthcare providers and our overall commitment to integrity in our daily operations. A copy of the Code of Conduct is posted on the Investor Relations section of our website, which is located at https://investors.ivericbio.com. In addition, when and to the extent applicable, we intend to post on our website, all disclosures that are required by law or Nasdaq concerning any amendments to, or waivers from, any provision of our Code of Conduct and any other legally required public statements about our compliance program.
We plan to provide training on our Code of Conduct on an annual basis to our directors, officers and employees. We also require that all of our directors and employees, including our executive officers, certify on an annual basis that they have read and will abide by the Code of Conduct.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers as of April 5, 2023:

Name	Age	Position
Glenn P. Sblendorio	67	Chief executive officer
Pravin U. Dugel	59	President
David F. Carroll	57	Senior vice president, chief financial officer and treasurer
Keith Westby	48	Senior vice president, chief operating officer
Anthony S. Gibney	52	Executive vice president, chief business & strategy officer
Christopher P. Simms	48	Senior vice president, chief commercial officer

    In addition to the biographical information for Mr. Sblendorio and Dr. Dugel, which are set forth above under “Corporate Governance—Board of Directors—Current Members of Our Board of Directors,” set forth below is certain biographical information about each of our other executive officers:
David F. Carroll has served as our senior vice president, chief financial officer and treasurer since April 2017. Mr. Carroll joined us in June 2016 and previously served as senior vice president, finance from June 2016 to April 2017. Before joining us, Mr. Carroll served in several senior financial leadership roles at The Medicines Company from May 2008 to June 2016, including vice president, controller from October 2008 to December 2015 and senior vice president, chief accounting officer from January 2016 to June 2016. Earlier in his career, Mr. Carroll served in various financial management positions of increasing responsibility for Genentech, Inc., a member of the Roche Group, Novartis AG, and Bristol-Myers Squibb Company. Mr. Carroll is a certified public accountant and received a B.A. in economics from Ursinus College and an M.B.A. from Rutgers University.
Keith Westby has served as our senior vice president, chief operating officer since January 2017. Mr. Westby joined us in 2007 and previously served as senior vice president of development operations from October 2014 to January 2017, as vice president, program management and business operations from December 2012 to September 2014 and senior director, project management from August 2007 to December 2012. Before joining us, Mr. Westby served as director, project and alliance management at Pharmasset, Inc., a pharmaceutical company, from December 2005 to August 2007. He also served in positions of increasing responsibility at Eyetech Pharmaceuticals, Inc. from January 2002 to December 2005, including as director, alliance & project management. Earlier in his career, Mr. Westby worked at Tunnell Consulting as a senior consultant. Mr. Westby received a B.S. in physics from the State University of New York, College at Geneseo, an M.S. in engineering management from Drexel University and an M.B.A. from Columbia Business School.
Anthony S. Gibney joined us in December 2021 as our executive vice president, chief business & strategy officer. Before joining us, Mr. Gibney served as chief financial officer and chief business officer at Fog Pharmaceuticals, overseeing its business development, strategy and finance functions. Previously, Mr. Gibney was executive vice president and chief business officer at Achillion Pharmaceuticals, where he led the sale of Achillion to Alexion Pharmaceuticals in 2020. Before Achillion, Mr. Gibney was a managing director and co-head of the biotechnology investment banking team at Leerink Partners LLC, and managing director of Merrill Lynch’s healthcare group. Mr. Gibney received a B.A. in Economics and a B.A. in History from Yale University.
Christopher P. Simms joined us in August 2021 as our senior vice president, chief commercial officer. Prior to joining us, Mr. Simms served as vice president and head of US ophthalmics at Novartis from April 2020 to July 2021 and vice president of marketing from November 2017 to April 2020. Prior to his time at Novartis, Mr. Simms served as head of marketing, ophthalmology from July 2015 to October 2017 at Genentech. Earlier in his career, he also served in various sales and commercial roles for Johnson & Johnson. Mr. Simms received a Bachelor's of Commerce, Business from Memorial University of Newfoundland and an M.B.A. from York University.
Our executive officers are elected by, and serve at the discretion of, our board of directors. There are no family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis, or CD&A, describes the philosophy, objectives, process, and structure of our fiscal year 2022 executive compensation program. It also discusses the principles underlying our policies and decisions with respect to the compensation of our executive officers and the most important factors relevant to an analysis of these policies and decisions. In addition, this CD&A section outlines the response to our annual outreach efforts to our stockholders regarding our compensation and governance programs. This CD&A is intended to be read in conjunction with the tables that immediately follow this section and the accompanying narrative disclosure, which provide further historical compensation information for our 2022 named executive officers, or NEOs, as identified below:

Name	Position
Glenn P. Sblendorio	Chief executive officer
Pravin U. Dugel	President
David F. Carroll	Senior vice president, chief financial officer and treasurer
Christopher P. Simms	Senior vice president and chief commercial officer
Keith Westby	Senior vice president and chief operating officer

Executive Summary
We are a science-driven biopharmaceutical company focused on the discovery and development of treatments for retinal diseases with significant unmet medical needs. We are committed to having a positive impact on patients’ lives by delivering high-quality, safe and effective treatments designed to address debilitating retinal diseases, including earlier stages of age-related macular degeneration (AMD). In 2022, we achieved a number of significant company milestones, including the following, which impacted executive compensation:
•In September 2022, we announced positive 12-month data from our GATHER2 clinical trial of avacincaptad pegol (ACP) for the treatment of geographic atrophy (GA) secondary to AMD. We achieved a 12-month injection fidelity rate of 92.5% for the GATHER2 trial.
•In November 2022, the U.S. Food & Drug Administration (FDA) granted breakthrough therapy designation for ACP for the treatment of GA secondary to AMD.
•In December 2022, we completed the rolling submission of our new drug application (NDA) to the FDA for marketing approval of ACP for the treatment of GA secondary to AMD.
•In June 2022, we entered into an exclusive license agreement with DelSiTech Ltd., or DelSiTech, for worldwide development and commercialization rights to its silica-based sustained release delivery technology for use with ACP.
•In July 2022, we entered into a Loan and Security Agreement with Hercules Capital Inc. and Silicon Valley Bank, or the Loan Agreement, providing up to $250.0 million in term loans, or the 2022 Term Loan Facility.
•In December 2022, we closed an underwritten public offering in which we sold 15,352,500 shares of our common stock and raised approximately $324.3 million in net proceeds, after deducting underwriting discounts and commissions and other offering expenses.
•We continued to hire strategically to support key areas of our business, with a total of 74 full-time employees joining our team over the course of 2022.
For a detailed description of our business, please see our periodic filings made with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed on March 1, 2023.

Compensation and Governance Program Highlights

We believe our compensation and governance programs incorporate market best practices where appropriate for our company, based on the current stage of our business. The following chart provides a summary of some of the practices we use to align our programs with our stockholders’ interests, as well as several potentially problematic practices we avoid:

What We Do	• Pay-for-performance philosophy and culture - significant portion of NEO compensation is “at risk” based on company performance
• Performance-based stock option awards for our chief executive officer
• Annual stockholder outreach with thoughtful consideration of feedback received
• Provide comprehensive and transparent compensation disclosure to our stockholders
• Objective performance criteria for short-term cash incentive program based on key strategic, operational, financial and other company goals for the coming year
• Conduct annual non-binding, advisory stockholder vote to approve named executive officer compensation, or“say-on-pay” vote.
• Payouts under short-term cash incentive program limited to a percentage of each NEO’s target opportunity
• Detailed annual review of risks associated with our executive compensation programs
• Rigorous stock ownership and retention requirements for all NEOs and non-employee directors
• Comprehensive clawback policy applicable to both cash and equity incentive compensation
• Responsible use of shares under our long-term incentive program
• Regularly consult with an independent advisor on compensation levels and practices
• Focus on recruiting board members with different experiences and perspectives when board openings occur or new board members are sought
• Annual review of corporate governance provisions in our certificate of incorporation and bylaws
• Assess risks when establishing our compensation policies and practices
What We Don’t Do	X No immediate vesting (“single‑trigger”) of stock options or restricted stock units upon change of control or other similar events
X No hedging or pledging of company stock permitted other than pledges in certain limited, pre-approved circumstances
X No excise tax gross-up provisions in employment contracts
X No above-market executive severance packages
X No backdating or repricing of stock option awards
X No supplemental executive retirement plans
X No highly leveraged incentive plans that encourage excessive risk taking
X No excessive perquisites

Annual Stockholder Outreach and Review of Corporate Governance Provisions
Beginning in 2017, we began the practice of an annual stockholder outreach campaign to proactively engage stockholders in discussions regarding our compensation and governance programs. In November 2022, we contacted 35 of our top stockholders (representing approximately 81% of shares outstanding based on available information) to offer an opportunity to discuss and provide feedback regarding our programs. Four of these stockholders responded to our outreach requesting a meeting with our management team, which included our heads of investor relations and human resources and our general counsel and associate general counsel. During the meetings, we reviewed and responded to questions regarding our business, with particular focus on our business strategy, environmental, social and governance (ESG) and board practices and other human capital matters. The stockholder representatives provided us with information regarding the stockholders’ general guidelines for director overboarding, director election voting standards and their philosophies around ESG. Our management team shared this information with our board of directors.
In February 2023, as part of our annual corporate governance review, our nominating and corporate governance committee reviewed several of our corporate governance provisions, including those related to director election voting standards, together with peer group and comparable company data. Based on this review, we believe that our corporate governance is in line with our peer group and comparable companies. Our nominating and corporate governance committee concluded that no changes are warranted at this time. The committee will continue to evaluate these provisions annually to ensure that they are designed to promote the best interests of our stockholders.
Compensation Philosophy and Objectives
    The primary objectives of our executive compensation program, as determined by our compensation and talent strategy committee, are to:
•attract, retain and motivate experienced and talented executives;
•align the interests of our executives with our stockholders by rewarding performance that leads to the creation of stockholder value;
•promote the achievement of key strategic, development and operational performance measures by linking compensation to the achievement of measurable corporate goals; and
•provide an opportunity for executives to realize value over the long-term based on company performance and appreciation in our stock price.
To achieve these objectives, the compensation and talent strategy committee evaluates our executive compensation program and seeks to set compensation at levels that are appropriate based on each executive’s level of experience, performance, growth potential and job responsibility and that the compensation and talent strategy committee believes are competitive with other companies in our industry that compete with us for executive talent. In addition, our executive compensation program reinforces a pay‑for‑performance culture by tying a significant portion of each executive’s overall compensation to the achievement of key corporate and individual goals and the value of our stock.
Components of Our Executive Compensation Program
The primary elements of our executive compensation program are:
•base salary;
•short-term cash incentive awards; and
•long-term equity incentive awards.
    Our approach with respect to each of these elements is described below. Our objective in allocating between short‑term compensation, including base salary and short-term cash incentive awards, on the one hand, and long‑term equity incentive awards, on the other hand, is:
•to ensure adequate currently‑paid base compensation to attract and retain talent;

•to provide rewards for meeting near-term business goals; and
•to provide incentives to align the interests of our management with those of our stockholders by incentivizing our executives to take steps to maximize our long‑term value.
We also provide our NEOs with broad‑based health and welfare benefits and severance and change in control benefits, which are described in greater detail below under “Additional Compensation Policies and Practices” as well as a 401(k) retirement plan and a non-qualified deferred compensation plan, which are described in greater detail under "Additional Narrative Disclosure".
Base Salary
We use base salaries to recognize the experience, skills, knowledge and responsibilities of our employees, including our executive officers. Base salaries for our NEOs typically are established through arm’s length negotiation at the time the executive is hired or promoted, taking into account the position for which the executive is being considered and the executive’s qualifications and prior experience, and is generally set out in a written letter agreement with each NEO entered into at the time of such NEO’s hiring. Each NEO’s base salary has been approved by our compensation and talent strategy committee. None of our NEOs is currently party to any agreement that provides for automatic or scheduled increases in base salary. Our compensation and talent strategy committee, however, with input from our chief executive officer, reviews and evaluates on an annual basis whether any increases to the base salaries of our NEOs other than our chief executive officer should be made based on changes or expected changes in the scope of an NEO’s responsibilities. Our compensation and talent strategy committee, without any input from our chief executive officer, also reviews and evaluates on an annual basis whether any increases to the base salaries of our chief executive officer should be made based on the overall performance of our company in that year.
In evaluating our NEOs’ base salaries, our compensation and talent strategy committee also considers promotions, the individual contributions made by, and performance of, the executive during the prior year, the executive’s performance over a period of years, overall labor market conditions, the relative ease or difficulty of replacing the executive with a well‑qualified person, our overall growth and development as a company, general salary trends in our industry and among our peer group and where the executive’s salary falls in the salary range presented by that data, as well as any additional input from our compensation consultant. We do not provide for any formulaic base salary increases for our NEOs.
Short-term Cash Incentive Program
Awards made under our short-term cash incentive program emphasize pay‑for‑performance and reward our NEOs for the achievement of specified annual corporate goals, as well as individual goals for NEOs other than our chief executive officer. For NEOs other than our chief executive officer and president, short-term cash incentive awards are weighted 70% based on achievement against our corporate goals and 30% based on achievement of individual goals. The short-term cash incentive award for our president is weighted 80% based on achievement against our corporate goals and 20% based on achievement of individual goals. The short-term cash incentive award for our chief executive officer is weighted 100% based on achievement against our corporate goals.
Each year, senior management proposes a set of corporate goals for the coming year based on our strategic business plan for the year. The compensation and talent strategy committee reviews and discusses the proposed goals, making modifications where it deems appropriate. Following the compensation and talent strategy committee’s review, our full board of directors reviews and discusses the goals, making any further modifications it deems appropriate prior to finalization. The corporate goals are designed to require significant effort and operational success on the part of our executives and employees, but also to be achievable with hard work and dedication.
Once our corporate goals are finalized, each NEO, other than our chief executive officer, proposes his or her own individual goals. Our chief executive officer reviews and approves proposed individual goals for our other NEOs. Our chief executive officer has the discretion to modify proposed individual goals for our other NEOs as he deems appropriate. We adopted our 2022 corporate goals in February 2022, and individual goals were finalized in March 2022.
The target amount for short-term cash incentive awards for each NEO, expressed as a percentage of each NEO’s base salary, is established through arm’s length negotiation at the time the executive is hired or promoted. The target percentages, which have been approved by our compensation and talent strategy committee were derived from peer group data that the compensation and talent strategy committee then interpreted to match the level of qualification and experience of the NEO as well as based on internal comparisons. Our compensation and talent strategy committee has approved, and may in the future approve, increases to an NEO’s target percentage for short-term cash incentive awards in connection with a promotion or as part of the annual compensation review process or as it otherwise deems appropriate from time to time. For 2022 and prior performance years, our compensation and talent strategy committee has limited payouts under our short-term cash incentive program to a maximum of 150% of each NEO's target short-term cash incentive opportunity.
In early 2023, as part of our transition to becoming a commercial company if ACP is approved, our compensation and talent strategy committee increased the limit for payouts under our short-term cash incentive program for the 2023 performance year to a maximum of 175% of each NEO’s target short-term cash incentive opportunity.
Equity Incentive Awards
Our equity award program is the primary vehicle for offering long‑term incentive compensation to our executives. We believe that equity awards provide our executives with a strong link to our long‑term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity awards with a time‑based or performance‑based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the applicable vesting or performance period.
To date, we have used equity awards both to compensate our executive officers in the form of new hire grants in connection with the commencement of employment, as well as to provide additional, ongoing long‑term incentives to our executive officers as our business has developed. In the future, we generally plan to continue to grant equity awards on an annual basis to our executive officers.
The size and vesting terms of equity awards for each new executive hire are established through arm's length negotiation at the time the executive is hired, taking into account the position for which the executive is being considered and the executive's qualifications, prior experience, the company’s market capitalization at the time of negotiation and equity holdings at prior companies, as well as external factors such as market demand.
At the end of each year as part of our compensation review process, our chief executive officer considers industry and peer company market data developed by our compensation consultant for annual equity awards for our NEOs, other than himself. This data includes information regarding comparative stock ownership of, and equity awards received by, executives at companies in our peer group and in our industry. Taking into account each NEO’s individual performance, our chief executive officer then makes a recommendation to our compensation and talent strategy committee regarding equity awards for NEOs other than himself. In determining awards for each of our NEOs, including our chief executive officer, our compensation and talent strategy committee considers each executive’s individual performance, the amount of equity previously awarded to such executive and the expected value to be realized upon the future vesting of such awards, as well as our overall corporate performance and the potential for enhancing the creation of value for our stockholders. In determining the form of equity awards, our compensation and talent strategy committee considers the retentive value of the awards, and in particular the relative value of stock options as compared to restricted stock units, as well as the number of shares we have available under our stock incentive plan.
Typically, the stock options and restricted stock units we have granted to our executive officers vest over a period of four years. From time to time, we may grant awards that are subject to alternative vesting periods or performance-based vesting criteria. Vesting ceases upon termination of employment, and exercise rights for options cease shortly after termination of employment. Prior to the exercise of a stock option or settlement of a restricted stock unit, the holder has no rights as a stockholder with respect to the shares subject to such option or restricted stock unit, including voting rights or the right to receive dividends or dividend equivalents. We have historically granted stock options with exercise prices that are set at no less than the fair market value of shares of our common stock on the date of grant as determined by reference to the closing market price of our common stock on such date. For equity awards for new executive hires, the awards are generally granted on the first day of employment. For annual equity awards, the awards are granted on the date the compensation and talent strategy committee meets to make annual compensation determinations and approve such awards. Beginning with awards granted at the end of 2018, stock options awarded to our chief executive officer include performance-based vesting criteria: each award will not vest and become exercisable with respect to any shares until the average closing sale price of our common stock equals or exceeds 125% of the per share exercise price of the options for a period of twenty consecutive trading days.

Measures Demonstrating Pay-for-Performance Philosophy
Our compensation and talent strategy committee utilizes the three compensation elements described above to create pay packages that appropriately balance short- and long-term incentives while aligning the interests of our NEOs with those of stockholders.
Percent of pay “at risk”
Consistent with our pay‑for‑performance philosophy, the compensation and talent strategy committee believes an appropriate NEO pay package consists of a sizeable portion of variable, at-risk pay. We consider pay to be “at risk” if it is subject to performance‑based payment conditions, including achievement of corporate or individual goals, or time-based vesting conditions, or has a value dependent upon our share price. Specifically, when compensation was set for 2022 in December 2021, 88% of the target total direct compensation (defined as base salary, plus target short-term cash incentive opportunity, plus the grant date fair value of long-term equity incentive awards) for Mr. Sblendorio, our chief executive officer, was “at risk,” and 76% of the target total direct compensation of our other 2022 NEOs, Dr. Dugel and Messrs. Carroll, Simms and Westby, on average, was at risk.
The following charts illustrate for both our chief executive officer and Dr. Dugel and Messrs. Carroll, Simms and Westby on a combined basis, the percentage of overall target compensation for 2022 represented by:
•each component of compensation, including 2022 base salary, 2022 short-term cash incentive opportunity and the long-term equity awards granted in December 2021 as incentive compensation for 2022 and beyond;
•long-term and short-term compensation; and
•“at risk” pay.

Compensation Determination Process

Role of the Compensation and Talent Strategy Committee and Our Chief Executive Officer

    Our compensation and talent strategy committee oversees our executive compensation program. The committee currently consists of four members of our board of directors: Dr. Graves, the committee’s chair, Dr. Blumenkranz, Ms. Henderson and Dr. Roberts.
    Each member of our compensation and talent strategy committee has extensive experience in our industry and is an “independent” director under applicable Nasdaq and SEC rules and an “outside director” under Internal Revenue Service rules. Our compensation and talent strategy committee uses its judgment and experience when determining the amount and appropriate mix of compensation for each of our executive officers. Pursuant to the authority granted to our compensation and talent strategy committee under its charter, our compensation and talent strategy committee approves the grant of individual equity awards to our executive officers.
    The compensation and talent strategy committee periodically evaluates the need for revisions to our executive compensation program to ensure our programs are appropriate given the stage and status of our business and are competitive with the companies with which we compete for executive talent.
Our chief executive officer typically provides input and recommendations to our compensation and talent strategy committee on salary adjustments, individual performance ratings including performance against individual goals, eligibility to participate in our short‑term cash incentive program and appropriate equity incentive compensation levels for executive officers other than himself. Our chief executive officer supports his recommendations by taking into account each executive’s performance in the past year, including the executive’s individual contributions towards achieving our corporate goals. Our chief executive officer also supports his recommendations regarding NEO compensation by considering market data that is provided to us by Aon’s Human Capital Solutions practice (formerly known as Radford), a division of Aon plc, or Aon. Aon is an industry leader in providing talent and compensation consulting services to technology and life sciences companies.
Annual Compensation Review Process
Each year we evaluate each NEO’s performance for the completed year and assign an individual performance rating. Our chief executive officer, with respect to each executive other than himself, prepares a subjective, written evaluation based on his assessment of the executive’s performance. The evaluation includes an assessment of each NEO’s performance against his or her pre-defined individual goals. This process leads to an overall individual performance rating and a recommendation by our chief executive officer to the compensation and talent strategy committee with respect to each NEO, other than himself, as to:
•the level of performance and contributions made by our NEOs, including performance against individual goals and eligibility to participate in our short-term cash incentive program;
•the need for salary increases; and
•whether or not equity awards should be made and the recommended amounts.
    Our chief executive officer also provides a recommendation to the compensation and talent strategy committee regarding the company’s performance against our annual corporate goals, following which, our compensation and talent strategy committee makes its own determination of the company’s performance against our annual corporate goals. Our compensation and talent strategy committee may exercise discretion to reduce the payout of short-term cash incentive awards based on an evaluation of our overall performance, irrespective of corporate goal achievement.
    The recommendations of our chief executive officer for NEOs other than himself are reviewed by the compensation and talent strategy committee and taken into account, together with the compensation and talent strategy committee’s determination of the company’s performance against our annual corporate goals, when making a final determination regarding the overall compensation packages for these NEOs. Our chief executive officer does not make any recommendations regarding his own compensation. Rather, our compensation and talent strategy committee determines compensation for our chief executive officer based on the committee’s assessment of our performance and other relevant factors it deems relevant. In making its determinations, the compensation and talent strategy committee meets with Aon, in executive session, without any members of management present. Mr. Sblendorio does not have any control over setting the amount or mix of his compensation package and is not present when the compensation and talent strategy committee or the full board discusses his compensation.
Use of Compensation Consultants
Our compensation and talent strategy committee considers executive compensation data from U.S. companies in the biotechnology and pharmaceutical industries to help guide its executive compensation decisions for NEOs at the time the NEO is hired and thereafter for annual compensation reviews or as otherwise needed. Our compensation and talent strategy committee retains the services of Aon to provide this data and to advise the committee generally on our compensation and governance programs. Although the compensation and talent strategy committee considers the advice and recommendations from Aon when reviewing executive compensation, the compensation and talent strategy committee ultimately makes its own independent decisions about these matters.
None of the compensation and talent strategy committee members and none of our executive officers or directors have any personal relationship with Aon. In addition to the compensation consulting services provided by Aon to the compensation and talent strategy committee, we participate in and pay for Aon’s Global Life Sciences Survey and we receive from Aon the results from such survey. With the approval of the compensation and talent strategy committee chair, Aon also provides consulting services to management regarding our non‑executive compensation programs to ensure policy alignment between our executives and non‑executive employees given the importance of teamwork across all aspects of the organization to reach our business goals.
The compensation and talent strategy committee reviewed its relationship with Aon during 2022, and determined that Aon’s work for the compensation and talent strategy committee did not raise any conflicts of interest and has conformed to the independence factors and guidance provided by the Dodd-Frank Act, the SEC and Nasdaq.
Use of Peer Groups
Our compensation and talent strategy committee uses peer groups to gather data to compare with our existing executive compensation practices and to guide future compensation decisions. The compensation and talent strategy committee considers peer group and other industry compensation data, including survey data, as well as the recommendations of our compensation consultant when making decisions related to executive compensation, giving consideration to the competitiveness of our compensation program, internal perceptions of equity and individual circumstances. As such, the committee utilizes the peer group as one of several reference points, and therefore does not aim to benchmark our executive pay levels to any particular percentile of the peer group.
Working with Aon, we review and adjust our peer group in the later part of each year for upcoming end-of-year pay decisions, which are typically made in December of each year. Decisions regarding 2022 salaries and target short-term cash incentive opportunities were made by our compensation and talent strategy committee in December 2021 by reference to our 2022 peer group. Decisions regarding 2022 long-term equity incentive awards were made by our compensation and talent strategy committee in December 2022 by reference to our 2023 peer group. This cadence is typical for our company. Accordingly, we provide information regarding both our 2022 and 2023 peer groups here.
2022 Peer Group
In September 2021, the compensation and talent strategy committee sought to identify companies that fit the following criteria:
•biotechnology or pharmaceutical industry;
•primarily phase 3 stage of clinical development;
•market capitalization in the range of $500 million to $5 billion; and

•fewer than 500 employees.
Based on these criteria, the compensation and talent strategy committee retained seven companies from our 2021 peer group, and, after considering a number of companies meeting these criteria, identified eleven additional companies for our 2022 peer group. Of the thirteen companies from our 2021 peer group that were removed, eleven were removed due to their stage of development and/or market capitalizations being outside of our criteria and two were removed due to acquisitions. Although not a firm requirement, our compensation and talent strategy committee seeks to develop a peer group where our market capitalization is roughly in line with the median. As a result, several of the companies that the compensation and talent strategy committee added to our 2022 peer group had market capitalizations below our market capitalization at the time of selection. Our market capitalization placed us slightly above the median market capitalization of our 2022 peer group at the time our 2022 peer group was finalized and slightly below the median market capitalization based on the 30-day average.
Our 2022 peer group consisted of the following 18 companies:

Aldeyra Therapeutics, Inc.	Glaukos Corp.*	Ocular Therapeutix, Inc.*
Anavex Life Sciences Corp.*	ImmunoGen, Inc.	Ocugen, Inc.*
Apellis Pharmaceuticals, Inc.	Kodiak Sciences Inc.*	Omeros Corp.*
Beam Therapeutics Inc.*	Krystal Biotech, Inc.*	Oyster Point Pharma, Inc.
Chimerix, Inc.	MeiraGTx Holdings plc	REGENXBIO Inc.*
Editas Medicine, Inc.*	NGM Biopharmaceuticals Inc.*	Syndax Pharmaceuticals, Inc.
*New company for 2022 peer group.
2023 Peer Group
In September 2022, the compensation and talent strategy committee sought to identify companies that fit the following criteria:
•biotechnology or pharmaceutical industry;
•Phase 3 stage (late) of clinical development, NDA/biologic license application filed and/or early commercial stage companies;
•market capitalization in the range of $1 billion to $6.5 billion; and
•between 100 and 900 employees.
Based on these criteria, the compensation and talent strategy committee retained ten companies from our 2022 peer group, and, after considering a number of companies meeting these criteria, identified eight additional companies for our 2023 peer group. Of the eight companies from our 2022 peer group that were removed, none of them met our market capitalization criteria and a portion did not meet the criteria for either stage of development or number of employees. Although not a firm requirement, our compensation and talent strategy committee seeks to develop a peer group where our market capitalization is roughly in line with the median. As a result, several of the companies that the compensation and talent strategy committee added to our 2023 peer group had market capitalizations above our market capitalization at the time of selection. Our market capitalization placed us slightly below the median market capitalization of the 2023 peer group at the time our 2023 peer group was finalized and slightly above the median market capitalization at the time our compensation determinations were made in December 2022.

Our 2023 peer group consists of the following 18 companies:

Apellis Pharmaceuticals, Inc.	Cytokinetics Inc.*	Krystal Biotech, Inc.
Axsome Therapeutics, Inc. *	Editas Medicine, Inc.	NGM Biopharmaceuticals Inc.
Beam Therapeutics Inc.	Glaukos Corp	Ocular Therapeutix, Inc
BIOCRYST Pharmaceuticals Inc*	ImmunoGen, Inc.	REGENXBIO Inc.
Blueprint Medicines Corp*	Insmed Inc*	Sage Therapeutics, Inc.*
Cerevel Therapeutics Holdings, Inc.*	Intra-Cellular Therapies, Inc.*	Syndax Pharmaceuticals Inc.

*New company for 2023 peer group.
Risk Considerations in Our Compensation Program
Our compensation and talent strategy committee has reviewed and evaluated the philosophy and standards on which our compensation programs have been developed and implemented across our company, including the level of risk that our compensation programs pose. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our company. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks.
We believe that our current business process and planning cycle fosters the following behaviors and controls that mitigate the potential for excessive risks caused by the actions of our executives:
•establishment of corporate goals for our short-term cash incentive program and individual goals for our executive officers that are consistent with our annual operating and strategic plans, that are designed to achieve the proper risk/reward balance, and that should not require excessive risk taking to achieve;
•the mix between fixed and variable, annual and long‑term and cash and equity compensation is designed to encourage strategies and actions that balance our short‑term and long‑term best interests (for example, our short-term cash incentive program provides an incentive to accomplish short-term objectives while our policy of limiting the maximum payout under the program provides a cap on the reward for short-term performance, which is designed to also focus NEOs on long-term value creation);
•equity awards generally vest over a multi-year period of time, which we believe encourages executives to take a long‑term view of our business; and
•our ownership guidelines, which require NEOs to hold equity over a specified time-period and above a certain value, further align executive interests with the interests of our stockholders.
We engage in an annual process that reviews risks with the compensation and talent strategy committee. Our compensation and talent strategy committee has determined that, overall, our compensation programs do not pose any excessive risks to the company or inappropriately promote risk-taking behavior. We expect to continue to conduct this risk assessment with our compensation and talent strategy committee on an annual basis.
2022 NEO Compensation Determinations
In December 2022, our compensation and talent strategy committee completed its annual performance review for our NEOs and finalized its compensation determinations. This section describes the decisions our compensation and talent strategy committee made at the end of 2022 based on our 2022 performance.

2023 Base Salary Adjustments
Where warranted, companies in our industry typically grant merit salary increases on a yearly basis to account for individual performance during the prior year, and, in recent years, inflation in the broader economy. We believe that our NEOs performed well during 2022. Based on market data for their positions and their individual performance in 2022, our compensation and talent strategy committee awarded Dr. Dugel a 5% increase to his base salary for 2023, bringing it to $575,980, Mr. Carroll a 4% increase to his base salary for 2023, bringing it to $453,920, Mr. Simms a 10% increase to his base salary for 2023, bringing it to $462,170, and Mr. Westby a 4% increase to his base salary for 2023 bringing it to $438,780. The increase for Mr. Simms is reflective of a market adjustment based on industry data for his position and his overall performance. Based on the company’s strong performance in 2022 the compensation and talent strategy committee awarded Mr. Sblendorio a salary increase of 5.7% to his base salary for 2023, bringing it to $740,000.
The 2023 annual base salaries of our NEOs, and percentage changes from 2022, are set forth in the following table:

Name	2022 Base Salary	% Increase	2023 Base Salary
Glenn P. Sblendorio	$700,000	5.7%	$740,000
Pravin U. Dugel	$548,550	5.0%	$575,980
David F. Carroll	$436,460	4.0%	$453,920
Christopher P. Simms	$420,150	10.0%	$462,170
Keith Westby	$421,900	4.0%	$438,780
2022 Short-Term Cash Incentive Awards
    Target Opportunities
    The target short-term cash incentive opportunities for our NEOs for 2022, which were unchanged from 2021, were as follows:

Name	Target (as a % of base salary)
Glenn P. Sblendorio	65%
Pravin U. Dugel	50%
David F. Carroll	45%
Christopher P. Simms	45%
Keith Westby	45%
2022 Corporate Goals
For 2022, our corporate goals focused on the progress of our therapeutic programs, regulatory filings, pipeline management, manufacturing and corporate finance, goals. The following chart includes a detailed description of each of our 2022 corporate goals, the overall weight assigned to each goal, a description of our performance against such goal, and the final rating that our compensation and talent strategy committee assigned to our performance against each goal:

2022 Corporate Goals	Weighting	Assessment	Final Rating
Avacincaptad pegol	70%	Achieved	70%
•Topline GATHER2 data available by 3Q22 (25%)		•Topline data announced 9/6/2022
•GATHER2 injection fidelity ≥ 90% in year 1 (5%)		•Injection fidelity of 92.5% in year 1 of GATHER2
•Finalize US commercial execution plan (10%)		•Plan finalized
•Manufacture 1st ACP drug substance scale‐up batch at Agilent by the end of 2Q22 (5%)		•Batch manufactured and released
•Initiate process validation of drug substance manufacturing process by Agilent by the end of 4Q22 (5%)		•Process validation initiated
•Obtain regulatory feedback to support NDA submission (10%)		•Several Type C meetings and other interactions with FDA completed
•Initiate mock GMP audits for drug substance and drug product manufacturers by the end of 4Q22 (2.5% each)		•Mock GMP audits completed
•Complete multiple additional feasibility studies for ACP sustained delivery technologies and negotiate financial terms with multiple prospective collaborators by the end of 4Q22 (2.5%)		•Multiple additional feasibility studies (including DelSiTech) completed; financial terms negotiated with multiple potential collaborators
•Initiate Intermediate AMD clinical study (subject to FDA feedback) 4Q22 end (2.5%)		•Formal interaction with FDA around intermediate AMD regulatory pathway; strategy to proceed without a trial
•Continue to secure additional IP protection for ACP under the existing patent applications by the end of 4Q22 (5%)		•Method of treatment patent for ACP for treating GA granted
Business Development	10%	Partially Achieved	5%
•Prepare for ACP ex-US collaboration by the end of 4Q22 (10%)		•Continued to prepare for potential ex-US collaboration, with appropriate strategic adjustments
Pipeline Management	5%	Partially Achieved	3%
•IC-500: Initiate IND enabling GLP toxicology program by the end of 3Q22 (2%)		•IND enabling toxicology program delayed due to additional work being done to optimize formulation and dosage of IC-500
•Minigene: Select lead construct for miniABCA4 program 4Q22 (2%)		•Lead construct selected
•IC-100/IC-200: Evaluate and assess potential collaborators or licensees (1%)		•Transaction completed with Opus Genetics in December 2022
Finance	15%	Achieved	15%
•Manage to budget before GATHER2 topline data readout (10%)		•Spend before GATHER2 data read out was within budget
•Year-end cash balance not lower than 95% of 2022 budget (2.5%)		•Finished year with ~$646.8 million in cash, cash equivalents and available-for-sale securities
•Develop capital formation scenarios to fully fund ACP commercial launch after GATHER2 data readout (2.5%)		•Capital formation plan developed with non-dilutive debt financing and underwritten public offering
Subtotal	100%		93%
Stretch	50%	Achieved	50%
•NDA submission completed in 2022 (40%)		•NDA submission completed in December 2022
•Generate plan and file new patent application for ACP (10%)		•New provisional patent application for ACP filed
Grand Total	150%		143%

As detailed in the chart above, at the end of 2022 our compensation and talent strategy committee determined that we achieved our corporate goals at the 143% level given our success with our topline data for our GATHER2 trial, preparation and submission of our NDA for ACP, and generating and filing a new patent application for ACP.
In addition, the compensation and talent strategy committee determined that Dr. Dugel and Messrs. Carroll, Simms and Westby each performed exceptionally well in relation to their individual goals and our compensation and talent strategy committee therefore approved rating the individual component of their short-term cash incentive awards, weighted as 20% for Dr. Dugel and 30% for Messrs. Carroll, Simms and Westby, of the overall award amount, at above 100%. The table below sets forth the short-term cash incentive award amounts for 2022 for each NEO as approved by our compensation and talent strategy committee:

Name	Target (as a % of base salary)	Target Amount	Corporate Achievement	Individual Achievement	Overall Achievement	2022 Payout
Glenn P. Sblendorio	65%	$455,000	143%	n/a	143%	$650,650
Pravin U. Dugel	50%	$274,275	143%	168% (1)	148%	$406,050
David F. Carroll	45%	$196,407	143%	140% (2)	142%	$279,090
Christopher P. Simms	45%	$189,068	143%	140%(3)	142%	$268,660
Keith Westby	45%	$189,855	143%	140%(4)	142%	$269,780
(1)Dr. Dugel’s individual goal achievement rating of 168% was inclusive of his strong performance leading the efforts around the submission of our NDA for ACP and reflects reimbursement of amounts withheld for taxes from the vacation reimbursement payment Dr. Dugel received. See footnote (3) in the "Summary Compensation Table".
(2) Mr. Carroll’s individual goal achievement rating of 140% was based on exceeding our financing and budgeting goals and raising more than $400 million in debt and equity capital in 2022, with commitments for additional funds through our secured term loan facility.
(3)Mr. Simms’s individual goal achievement rating of 140% was based on a successful build out of key commercial functions including strategic insights and analytics and initiating market planning work through external engagements.
(4)Mr. Westby’s individual goal achievement of 140% was based on meeting our manufacturing scale up goals, meeting our NDA submission stretch goal and hitting successful milestones as part of our pipeline including the miniABCA4 minigene program.
2022 Annual Equity Awards
We believe there are two general approaches for determining the size of equity awards:
•a value-based approach, based on the value of the award at the time of grant; and
•a percent of company approach, based on the size of the award relative to the number of shares a company has outstanding at the time of grant.
These approaches can also be mixed through a hybrid approach. For compensation determinations made at the end of 2022, our compensation and talent strategy committee used a hybrid approach, with an overall goal of delivering equity awards roughly in line with the 50th percentile of our peer group companies based on historic compensation data. We believe that a hybrid approach, which looks to both the value of an award and the percent of company of the award, allows the company to deliver competitive equity awards within a reasonable annual burn rate, while accounting for the significant stock price volatility that is typical in the biopharmaceutical market. In determining the size of annual awards, in addition to reviewing data from our peer group, our compensation and talent strategy committee also considered the retention value in the outstanding equity program based on the value of outstanding awards, as well as overall company and individual performance. As with awards delivered at the end of 2021, our compensation and talent strategy committee decided to continue to utilize an approach of using both stock options and restricted stock units for long term equity incentive awards for our executive officers. The use of restricted stock units, or a combination of stock options and restricted stock units, is a common practice to help companies conserve shares in their stock incentive plan, reducing dilution, and to aid retention in a competitive market for executive talent.
We believe that stockholders generally support having performance-based criteria as part of a company’s equity compensation program, and we have therefore continued our practice of adding a performance element to the stock options we awarded to our chief executive officer. The compensation and talent strategy committee has chosen to adopt this best practice despite the use of performance-based equity awards being a minority practice for companies in our industry that are our size and stage of development. In addition to being subject to the traditional time-based vesting that we typically use for our other long-term equity awards and which is described in the immediately following paragraph, the performance stock options granted to our chief executive officer will not vest and become exercisable unless, for a period of twenty consecutive trading days, the average closing sale price of our common stock equals or exceeds 125% of the per share exercise price of the options. As with other stock options granted under our stock incentive plans, these stock options have a ten-year term. The performance criteria for these stock options may be satisfied at any time during the ten-year term of these options. By the end of 2022, the performance criteria for awards granted in prior years through 2021 had been satisfied.
The stock option and restricted stock unit awards approved by our compensation and talent strategy committee for our NEOs in 2022 are detailed in the table below. The stock options granted to Dr. Dugel, Mr. Carroll, Mr. Simms and Mr. Westby vest with respect to 25% of the shares subject to the option on the first anniversary of the grant date and with respect to the remaining shares in approximately equal monthly installments through the fourth anniversary of the grant date. Subject to satisfaction of the performance condition described above, the stock options granted to Mr. Sblendorio are also subject to the same time-based vesting. The stock options have an exercise price of $22.57 per share, the closing sale price of our common stock on The Nasdaq Global Select Market on December 20, 2022, which was the date of grant. The restricted stock unit awards vest with respect to 25% of the shares underlying the awards on each of January 2, 2024, January 2, 2025, January 2, 2026 and January 2, 2027.

Name	Stock Options	Restricted Stock Units
Glenn P. Sblendorio	300,000(1)	150,000
Pravin U. Dugel	140,000	70,000
David F. Carroll	75,000	37,500
Christopher P. Simms	75,000	37,500
Keith Westby	75,000	37,500

(1)In addition to time-based vesting, these awards will not vest and become exercisable unless, for a period of twenty consecutive trading days, the average closing sale price of our common stock equals or exceeds 125% of the per share exercise price of the options.
Annual equity plan burn rate, calculated as the total amount of share-based awards made during the year as compared to our total shares outstanding, is a useful metric in measuring the overall dilution to our stockholders on account of our equity compensation programs. Our equity incentive plan burn rate in 2022 was approximately 4.4%, which is below standard industry guidelines for this measurement.
Additional Compensation Policies and Practices
Limits on Hedging and Pledging
As part of our insider trading policy, all employees, including executive officers, and members of our board of directors are prohibited from engaging in certain types of hedging transactions involving our securities, specifically short sales, including short sales “against the box,” and purchases or sales of puts, calls or other derivative securities that are designed to hedge or offset and decrease the market value of our securities. Our insider trading policy also prohibits certain types of pledges of our securities by all employees, including executive officers, and members of our board of directors, specifically purchases of our securities on margin, borrowing against our securities held in a margin account or pledging our securities as collateral for a loan, with an exception for pledges of our securities as collateral for a loan only after certain prerequisites are met and only with the pre‑approval of our chief financial officer or general counsel.

Stock Retention and Ownership Guidelines
In March 2017, our board of directors adopted stock retention and ownership guidelines applicable to our executive officers and directors. The following table sets forth the ownership guidelines for each of our executives.

Position	Ownership Guideline
Chief executive officer	3x base salary
Other named executive officers	1x base salary
Individuals serving as of the date of initial adoption of the guidelines were expected to meet these ownership guidelines by January 1, 2023 in the case of our chief executive or January 1, 2025 in the case of our other executive officers. Mr. Sblendorio was in compliance with the guidelines as of January 1, 2023. Newly hired and newly promoted executive officers are expected to meet these ownership guidelines within five years in the case of a new chief executive officer, or seven years in the case of other executive officers, in each case, measured from the date of hire, promotion or initial election. An executive officer who experiences an increase in base salary will have two years from the time of the increase to acquire any additional shares needed to meet the ownership guidelines.
Vested stock options are included (and deemed to be held by the covered person) for purposes of determining satisfaction of the ownership guidelines based on 70% of their net value. Unvested restricted stock units subject to only time-based vesting criteria, and any restricted stock units a covered person has elected to defer settlement of pursuant to the arrangements described below under "Nonqualified Deferred Compensation Plan and RSU Deferral Option," are included (and deemed to be held by the covered person) for purposes of determining satisfaction of the ownership guidelines based on 70% of their value. Stock options that have not yet vested based on time-based vesting or performance‑based vesting conditions that have not been satisfied are not included for purposes of determining satisfaction of the ownership guidelines.
If an executive officer or director does not satisfy the ownership guideline following the conclusion of the phase‑in period, then the individual is expected to retain all shares of common stock (vested or unvested) held by such person as of the end of the phase-in period, and at least 75% of the net after‑tax shares of common stock acquired after such time, until the individual satisfies the ownership guideline.
In addition, until an individual satisfies the ownership guidelines, we expect that each executive officer and director will retain at least 50% of the net after‑tax shares received upon the exercise or vesting of any equity award for a period of at least one year from the vesting date. If an individual satisfies the ownership guidelines, then our expectation regarding share retention will no longer be applicable for the following year and the individual may dispose of shares in an amount that would allow such person to remain in compliance with the ownership guidelines.
Clawback Policy
Also in March 2017, our board of directors adopted a clawback policy. The clawback policy applies to all incentive‑based compensation granted after the policy’s adoption, including cash and equity incentive awards. The policy provides that if both:
•an accounting restatement is required due to our material noncompliance with any financial reporting requirement under the U.S. federal securities laws; and
•the board of directors (or a committee thereof), in its sole discretion, determines that an act or omission of a current or former executive officer contributed to the circumstances requiring the restatement and that such act or omission involved fraud or intentional misconduct then we will use reasonable efforts to recover from such person up to 100% of any incentive‑based compensation awarded during the three‑year period preceding the date on which we are required to prepare such accounting restatement.
We are reviewing the final rule adopted by the SEC that implements the applicable provision of the Dodd-Frank Wall Street Reform and Consumer Protection Act relating to recoupment of incentive-based compensation. Once Nasdaq’s proposed listing standards pursuant to the foregoing become effective, we plan to amend our clawback policy consistent with the new requirements.

Tax and Accounting Considerations
We are generally entitled to a U.S. federal income tax deduction with respect to compensation income paid to our service providers, subject to limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended, with respect to compensation in excess of $1 million paid in any one year to each of certain of the company’s current and former executive officers. Our board of directors reserves the right to use its business judgment to authorize compensation payments that may be subject to the limitations under Section 162(m).
We account for equity compensation paid to our employees in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification Topic 718, Compensation-Stock Compensation, or ASC 718, which requires us to measure and recognize compensation expense in our financial statements for all stock‑based payments based on an estimate of their fair value over the service period of the award. We record cash compensation as an expense at the time the obligation is accrued.
Severance and Change in Control Benefits
Pursuant to employment letter agreements we have with our NEOs, our NEOs are entitled to specified benefits in the event of the termination of their employment under specified circumstances, including termination following a change in control of our company. Please refer to “Potential Payments Upon Termination or Change in Control” for a more detailed discussion of these benefits. We have provided estimates of the value of the severance payments and other benefits that would have been made or provided to our NEOs under various termination circumstances under the caption “Potential Payments Upon Termination or Change in Control” below.
We believe that providing these benefits helps us compete for executive talent. After reviewing the practices of companies in our peer group, we believe that our severance and change in control benefits are generally in line with severance packages offered to executives at these companies.
We have structured our change in control benefits as “double trigger” benefits. In other words, the change in control does not itself trigger benefits. Rather, benefits are paid only if the NEO’s employment is terminated during a specified period after the change in control. We believe that a “double trigger” benefit maximizes stockholder value because it prevents an unintended windfall to NEOs in the event of a friendly change in control in which their employment is not threatened, while still providing them appropriate incentives to cooperate in negotiating and executing any change in control transaction in which they believe they may lose their jobs.
Benefits and Other Compensation
We believe that establishing competitive benefit packages for our employees is an important factor in attracting and retaining highly qualified personnel. We maintain broad‑based benefits that are provided to all employees, including medical, dental and vision insurance, group life insurance, accidental death and dismemberment insurance, long‑ and short‑term disability insurance, and a 401(k) retirement plan. We also offer an employee stock purchase plan, the details of which are described in the “Additional Narrative Disclosure” section of this proxy statement. All of our executives are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. In addition, our compensation talent and strategy committee and board of directors has adopted for implementation beginning in 2021 a non-qualified deferred compensation plan, in which a select group of highly compensated employees (within the meaning of the Employee Retirement Income Security Act of 1974, as amended, or ERISA), including our NEOs, and members of our board of directors may participate. This same group of employees and directors is also eligible to defer settlement of future RSU awards. This plan is described in further detail in the “Additional Narrative Disclosure” section of this proxy statement. The compensation and talent strategy committee in its discretion may revise, amend or add to an NEO’s benefits and perquisites if it deems it advisable.
In particular circumstances, we may agree to reimburse an executive officer for certain expenses, such as commuting or travel expenses, or provide corporate housing as an additional incentive to join us in a position where there is high market demand. Whether such expenses are covered and the amount of the reimbursement is determined on a case‑by‑case basis under the specific hiring circumstances.

Rule 10b5‑1 Sales Plans
Some of our employees, including our NEOs, and directors have adopted in the past or may in the future adopt written plans, known as Rule 10b5‑1 plans, pursuant to which an individual employee or director contracts with a broker to buy or sell shares of our common stock on such individual’s behalf. Purchases or sales are typically made under such a plan periodically or over time based on factors determined at the time the individual adopts the plan. Rule 10b5-1 plans may only be adopted when the individual employee or director is not in possession of material, nonpublic information and only in accordance with our insider trading policy. An individual employee or director may also amend or terminate any such plan if he or she is not in possession of material, nonpublic information and otherwise in accordance with our insider trading policy. In addition, individual employees, including our NEOs, and directors may buy or sell shares outside of a Rule 10b5‑1 plan when they are not in possession of material, nonpublic information and otherwise in accordance with our insider trading policy.
Compensation Committee Report
The compensation and talent strategy committee of the board of directors of IVERIC bio, Inc. has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S‑K with the company's management. Based on such review and discussions, the compensation and talent strategy committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the company's Annual Report on Form 10‑K for the year ended December 31, 2022.
By the compensation and talent strategy committee of the board of directors of IVERIC bio, Inc.

Adrienne L. Graves, Ph.D. Mark Blumenkranz, M.D. Jane P. Henderson Calvin W. Roberts, M.D.

Summary Compensation Table
The following table sets forth information regarding compensation awarded to, earned by or paid to our NEOs during the years ended December 31, 2022, December 31, 2021, and December 31, 2020.

Name and principal position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non- Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Glenn P. Sblendorio (4)	2022	700,000	3,385,500	5,070,000	650,650	10,000	9,816,150
Chief executive officer	2021	665,000	1,868,580	2,817,360	626,760	10,000	5,987,700
	2020	640,000	1,099,725	1,720,791	582,400	26,500	4,069,416

Pravin U. Dugel (5)	2022	548,550	1,579,900	2,066,429	406,050	30,215	4,631,144
President	2021	530,000	865,183	1,412,729	386,900	10,000	3,204,812
	2020	375,750	1,107,700	1,403,164	321,750	8,000	3,216,364

David F. Carroll	2022	436,460	846,375	1,107,016	279,090	10,000	2,678,941
Senior vice president, chief financial officer and treasurer	2021	425,810	519,050	847,253	277,840	10,000	2,079,953
	2020	397,950	431,250	685,114	227,630	8,000	1,749,944

Keith Westby	2022	421,900	846,375	1,107,016	269,780	10,000	2,655,071
Senior vice president and chief operating officer	2021	409,610	519,050	847,253	267,270	10,000	2,053,183
	2020	397,680	375,000	595,752	215,540	8,000	1,591,972

Christopher P. Simms (6)	2022	420,150	846,375	1,107,016	268,660	26,200	2,668,401
Senior vice president and chief commercial officer	2021	180,083	1,148,350	1,716,520	230,000	12,802	3,287,755

(1)    The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate fair value of share-based compensation granted during the year computed in accordance with the provisions of Financial Accounting Standards Board Accounting Standard Codification, or ASC, Topic 718. See Note 2 to our audited financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023, regarding assumptions underlying the valuation of equity awards.
(2)    The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent awards to our NEOs under our short-term cash incentive program.
(3)    The compensation included in the “All Other Compensation” column includes the following:
•for 2022, matching contributions that were made under our 401(k) plan, which was $10,000 for each of our NEOs, $20,215 for Dr. Dugel as compensation for the non-refundable costs associated with a vacation Dr. Dugel canceled at the request of the company and $16,200 for Mr. Simms for an allowance for use of a personal automobile for company business;
•for 2021, matching contributions that we made under our 401(k) plan, which was $10,000 for Mr. Sblendorio, $10,000 for Dr. Dugel, $10,000 for Mr. Carroll, $10,000 for Mr. Westby and $6,052 for Mr. Simms and $6,750 for Mr. Simms for an allowance for use of a personal automobile for company business; and
•for 2020, matching contributions that we made under our 401(k) plan, which was $8,000 for Mr. Sblendorio, $8,000 for Dr. Dugel, $8,000 for Mr. Carroll and $8,000 for Mr. Westby, and housing payments of $18,500 for Mr. Sblendorio.

(4)    Mr. Sblendorio also serves as a member of our board of directors but did not receive any additional compensation for his service as a director in 2020, 2021 or 2022.
(5)    The "Stock Awards" and "Option Awards" for Dr. Dugel in 2020 reflect both the equity awards granted to him upon his joining the company in March 2020 and the equity awards that were granted to all NEOs in December 2020.
(6)    Mr. Simms commenced employment with us and was appointed senior vice president, chief commercial officer in August 2021 and therefore compensation information is not provided for 2020. Mr. Simms’ 2021 salary information reflects a pro-rated amount for the time he was employed by us in 2021. The "Stock Awards" and "Option Awards" for Mr. Simms in 2021 reflect the equity awards granted to him upon his joining the company in August 2021 and the equity awards that were granted to all NEOs in December 2021.

CEO Pay Ratio
    The following is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our chief executive officer, or CEO, to the annual total compensation of the median of all our employees, excluding the CEO.
    Given our company's stage of development, we believe it is important to re-identify the median employee each year as our employee population grows and evolves. To identify the median employee, other than our CEO, we calculated total gross wages actually paid to employees for 2022, from our payroll records. This calculation was performed for 162 individuals, excluding Mr. Sblendorio, who were employed by us on December 31, 2022. To calculate the pay ratio, we then calculated the annual total compensation for the median employee and compared this amount to the annual total compensation for Mr. Sblendorio, as described in the following paragraph. This methodology is the same methodology we used to identify the median employee and calculate the pay ratio for the year ended December 31, 2021.
    During 2022, the principal executive officer of our company was our chief executive officer, Mr. Glenn P. Sblendorio. For 2022, the annual total compensation for Mr. Sblendorio, as reported in the Summary Compensation Table, was $9,816,150, and the annual total compensation for our median employee, determined on the same basis, was $276,023, resulting in a pay ratio of approximately 35.6 to 1.
    The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported above should not be used as a basis for comparison between companies.
Pay versus Performance
The following tables and related disclosures provide information for the fiscal years listed below about (i) the “total compensation” of our principal executive officer, or PEO, and our other NEOs, or Non-PEO NEOs, as presented in the Summary Compensation Table on page 41 of this proxy statement; and (ii) the “Compensation Actually Paid” to our PEO and our Non-PEO NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules.
This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act and does not necessarily reflect value actually realized by the executive or how our compensation and talent strategy committee evaluates compensation decisions in light of company or individual performance. We did not use any financial performance measure to link Compensation Actually Paid to our NEOs to our company performance in the most recently completed fiscal year; accordingly, this disclosure does not present a Company-Selected Measure in the table below nor a Tabular List of our most important financial metrics.The compensation and talent strategy committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown. For a discussion of how our compensation and talent strategy committee seeks to align pay with performance when making decisions, please review “Compensation Discussion and Analysis” beginning on page 24 of this proxy statement.

Year	Summary Compensation Table Total for Glenn P. Sblendorio¹ ($)	Compensation Actually Paid to Glenn P. Sblendorio¹, ²,³ ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)
					TSR ($)	Peer Group TSR ($)
2022	9,816,150	12,330,180	3,158,389	4,039,677	249.53	113.65	(185.20)
2021	5,987,700	12,742,344	3,465,712	6,080,149	194.87	126.45	(114.50)
2020	4,069,416	1,568,613	2,358,184	1,697,810	80.54	126.42	(84.50)

(1)     Glenn P. Sblendorio was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022
David R. Guyer	Pravin U. Dugel	Pravin U. Dugel
Pravin U. Dugel	David F. Carroll	David F. Carroll
David F. Carroll	Anthony S. Gibney	Christopher P. Simms
Keith Westby	Christopher P. Simms	Keith Westby

(2)     The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by our NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

(3)     Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Glenn P. Sblendorio ($)	Exclusion of Stock Awards and Option Awards for Glenn P. Sblendorio ($)	Inclusion of Equity Values for Glenn P. Sblendorio ($)	Compensation Actually Paid to Glenn P. Sblendorio ($)
2022	9,816,150	(8,455,500)	10,969,530	12,330,180
2021	5,987,700	(4,685,940)	11,440,584	12,742,344
2020	4,069,416	(2,820,516)	319,713	1,568,613

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	3,158,389	(2,376,625)	3,257,913	4,039,677
2021	3,465,712	(2,931,767)	5,546,204	6,080,149
2020	2,358,184	(1,642,984)	982,610	1,697,810

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Glenn P. Sblendorio ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Glenn P. Sblendorio ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Glenn P. Sblendorio ($)	Total - Inclusion of Equity Values for Glenn P. Sblendorio ($)
2022	8,022,150	2,491,247	456,133	10,969,530
2021	5,256,393	4,614,018	1,570,173	11,440,584
2020	2,593,174	(1,141,792)	(1,131,669)	319,713

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2022	2,237,158	1,032,813	(12,058)	3,257,913
2021	3,706,028	1,490,983	349,193	5,546,204
2020	1,919,296	(495,099)	(441,587)	982,610

Valuation assumptions used to calculate fair values did not materially differ from those used to calculate fair values at the time of grant as reflected in the amounts reflected in the Summary Compensation Table.

(4)     The Peer Group TSR set forth in this table utilizes the NASDAQ Biotechnology Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2022. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the company and in the NASDAQ Biotechnology Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return, or TSR

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the company’s cumulative TSR over the three most recently completed fiscal years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.
Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the NASDAQ Biotechnology Index over the same period.

Grants of Plan-Based Awards Table
The following table sets forth information regarding grants of plan-based awards to our NEOs during 2022.

Name	Grant Date	Target Payouts Under Non-Equity Incentive Plan Awards ($)(1)	Actual Payouts Under Non-Equity Incentive Plan Awards ($)(1)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise Price of Option Awards ($/ share)(3)	Grant Date Fair Value of Stock and Options Awards($)(4)
Glenn P. Sblendorio	—	455,000	650,650	—	—		—	—
	12/20/2022	—	—	150,000	—		—	3,385,500
	12/20/2022	—	—	—	300,000	(5)	22.57	5,070,000

Pravin U. Dugel	—	274,275	406,050	—	—		—	—
	12/20/2022	—	—	70,000	—		—	1,579,900
	12/20/2022	—	—	—	140,000		22.57	2,102,402

David F. Carroll		196,407	279,090	—	—		—	—
	12/20/2022	—	—	37,500	—		—	846,375
	12/20/2022	—	—	—	75,000		22.57	1,126,287

Keith Westby	—	189.855	269,780	—	—		—	—
	12/20/2022	—	—	37,500	—		—	846,375
	12/20/2022	—	—		75,000		22.57	1,126,287

Christopher Simms	—	189,068	268,660	—	—		—	—
	12/20/2022	—	—	37,500	—		—	846,375
	12/20/2022	—	—	—	75,000		22.57	1,126,287
(1)    Represents the target payout levels under our short-term cash incentive program. Target payouts for Mr. Sblendorio, Dr. Dugel, Mr. Carroll, Mr. Westby and Mr. Simms represented 65%, 50%, 45%, 45% and 45% of base salary in 2022, respectively. As discussed above under “Compensation Discussion and Analysis—2022 NEO Compensation Determinations—2022 Short-Term Cash Incentive Awards—2022 Corporate Goals,” the actual payout to each NEO was more than the target award amount. The short-term cash incentive program did not have threshold payout levels, as the determination of the level of achievement of corporate objectives was subjective and subject to the discretion of our compensation and talent strategy committee and board of directors. Additional information regarding the design of our short-term cash incentive program, including a description of the corporate objectives applicable to 2022 awards, is described above in “Compensation Discussion and Analysis—2022 NEO Compensation Determinations—2022 Short-Term Cash Incentive Awards.”
(2)    Each of the stock awards consisted of restricted stock units, which vest with respect to 25% of the shares in annual installments on January 2, 2024, January 2, 2025, January 2, 2026 and January 2, 2027.
(3)    The exercise price per share of each option award is equal to the closing market price of our common stock on the date of grant. Subject to any additional performance-based vesting requirements described below, each of the option awards vest with respect to 25% of the shares subject to the option on the first anniversary of the grant date and with respect to the remaining shares in approximately equal monthly installments through the fourth anniversary of the grant date.
(4)    The amounts in the “Grant Date Fair Value of Stock and Option Awards” column reflect the grant date fair value of stock and option awards calculated in accordance with ASC 718.
(5)    These option awards granted to Mr. Sblendorio were, in addition to being subject to the traditional time-based vesting that we typically use for our other long-term equity awards and which is described in Note 3 above, subject to performance-based vesting. The performance-based vesting condition provides that these awards would not vest and become exercisable unless, for a period of twenty consecutive trading days, the average closing sale price of our common stock equaled or exceeded 125% of the per share exercise price of the options. As with other stock options granted under our stock incentive plans, these stock options have a ten-year term.

Outstanding Equity Awards as of December 31, 2022
The following table sets forth information regarding outstanding stock options and restricted stock unit awards held by our NEOs as of December 31, 2022:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($/share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Glenn P. Sblendorio	11,084	—		13.22	7/8/2023	—		—
	6,949	—		33.27	10/23/2023	—		—
	15,000	—		37.00	5/20/2024	—		—
	7,000	—		48.30	6/1/2025	—		—
	150,000	—		44.90	3/31/2026	—		—
	260,000	—		4.52	1/29/2027	—		—
	325,000	—		2.94	12/18/2027	—		—
	133,500	—		1.45	12/11/2028	—		—
	142,500	47,500	(1)	5.22	12/8/2029	—		—
	146,575	146,575	(2)	7.50	12/17/2030	—		—
	63,000	189,000	(3)	14.83	12/16/2031	—		—
	—	300,000	(4)	22.57	12/19/2032	—		—
	—	—		—	—	23,750	(5)	508,488
	—	—		—	—	73,315	(6)	1,569,674
	—	—		—	—	126,000	(7)	2,697,660
	—	—		—	—	150,000	(8)	3,211,500
Pravin U. Dugel	200,000	100,000	(9)	3.16	3/31/2030	—		—
	55,000	55,000	(2)	7.50	12/17/2030	—		—
	13,854	21,146	(10)	7.17	5/2/2031	—		—
	25,000	75,000	(3)	14.83	12/16/2031	—		—
	—	140,000	(11)	22.57	12/19/2032	—		—
	—	—		—	—	100,000	(12)	2,141,000
	—	—		—	—	27,500	(6)	588,775
	—	—		—	—	12,937	(13)	276,981
	—	—		—	—	50,000	(7)	1,070,500
						70,000	(8)	1,498,700
David F. Carroll	55,000	—		52.71	6/30/2026	—		—
	38,000	—		4.50	1/23/2027	—		—
	63,500	—		2.81	4/23/2027	—		—
	150,000	—		2.94	12/18/2027	—		—
	50,000	—		1.45	12/11/2028	—		—
	56,250	18,750	(1)	5.22	12/8/2029	—		—
	57,500	57,500	(2)	7.50	12/17/2030	—		—
	17,500	52,500	(3)	14.83	12/16/2031	—		—
	—	75,000	(11)	22.57	12/19/2032	—		—
	—	—		—	—	10,000	(5)	214,100
	—	—		—	—	28,750	(6)	615,538
	—	—		—	—	35,000	(7)	749,350
	—	—		—	—	37,500	(8)	802,875
Keith Westby	67,250	—		31.29	1/2/2024	—		—
	6,250	—		45.60	1/1/2025	—		—
	11,000	—		73.22	1/4/2026	—		—
	60,000	—		4.52	1/29/2027	—		—
	150,000	—		2.94	12/18/2027	—		—
	27,084	—		1.45	12/11/2028	—		—

	56,250	18,750	(1)	5.22	12/8/2029	—		—
	50,000	50,000	(2)	7.50	12/17/2030	—		—
	17,500	52,500	(3)	14.83	12/16/2031	—		—
	—	75,000	(11)	22.57	12/19/2032	—		—
	—	—		—	—	10,000	(5)	214,100
	—	—		—	—	25,000	(6)	535,250
	—	—		—	—	35,000	(7)	749,350
						37,500	(8)	802,875
Christopher P. Simms	53,333	106,667	(14)	8.64	8/1/2031	—		—
	12,500	37,500	(3)	14.83	12/16/2031	—		—
	—	75,000	(11)	22.57	12/19/2032	—		—
	—	—		—	—	56,250	(15)	1,204,313
	—	—		—	—	25,000	(7)	535,250
	—	—		—	—	37,500	(8)	802,875
(1)    The unvested shares vest monthly in approximately equal amounts through December 2023.
(2)    The unvested shares vest monthly in approximately equal amounts through December 2024.
(3)    The unvested shares vest monthly in approximately equal amounts through December 2025.
(4)    These options are subject to both performance and time-based vesting. For information about the performance-based vesting, see Note 5 in the Grants of Plan-Based Awards Table. For time-based vesting, the unvested shares vest over four years, with 25% vesting in December 2023 and the remaining unvested shares vesting monthly in approximately equal amounts through December 2026.
(5)    These restricted stock units vest in December 2023.
(6)    These restricted stock units vest in annual increments, with the remaining vesting events occurring in December 2023 and December 2024.
(7)    These restricted stock units vest in annual increments, with 25% of the shares having vested in January 2023 and with the remaining vesting events occurring in January 2024, January 2025 and January 2026.
(8)    These restricted stock units vest in annual increments in January 2024, January 2025, January 2026 and January 2027.
(9)    The unvested shares vest monthly in approximately equal amounts through April 2024.
(10)    The remaining unvested shares vest monthly in approximately equal amounts through May 2025.
(11)    The unvested shares vest over four years, with 25% vesting in December 2023 and the remaining unvested shares vesting monthly in approximately equal amounts through December 2026.
(12)    These restricted stock units vest in annual increments, with the remaining vesting events occurring in April 2023 and April 2024.
(13)    These restricted stock units vest in annual increments, with the remaining vesting events occurring in May 2023, May 2024 and May 2025.
(14)    The unvested shares vest monthly in approximately equal amounts through August 2025.
(15)    These restricted stock units vest in annual increments in August 2023, August 2024 and August 2025.

Option Exercises and Stock Vested Table
The following table sets forth information regarding stock options exercised, and vested RSUs received, by our NEOs during 2022.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Glenn P. Sblendorio	65,623	(3)	944,403	83,357	1,786,809
Pravin U. Dugel	8,474	(4)	59,657	68,063	1,259,240
David F. Carroll	50,000	(5)	827,855	36,875	788,975
Keith Westby	88,284	(6)	1,703,211	35,000	747,125
Christopher P. Simms	—		—	33,750	371,588
(1)    Amounts shown do not necessarily represent actual value realized from the sale of the shares acquired upon exercise of options because in many cases the shares are not sold on exercise but continue to be held by the executive officer exercising the option. The amounts shown represent the difference between the option exercise price and the market price on the date of exercise, which is the amount that would have been realized if the shares had been sold immediately upon exercise.

(2)    Value realized is calculated by multiplying the number of vested shares by the closing price of our common stock on the Nasdaq Global Select Market on the applicable vesting date.

(3)    These exercises of option awards were made pursuant to a Rule 10b-5 plan put into place by Mr. Sblendorio in November 2021.

(4)    This exercise of an option award was made by Dr. Dugel in November 2022.

(5)     These exercises of option awards were made pursuant to a Rule 10b-5 plan put into place by Mr. Carroll in     November 2021.
(6)    The exercise of an option award for 10,169 shares was made by Mr. Westby in March 2022. The remainder of these exercises of option awards were made pursuant to a Rule 10b-5 plan put into place by Mr. Westby in November 2021.
See “Additional Narrative Disclosure—Amended and Restated 2007 Stock Incentive Plan”, “Additional Narrative Disclosure—2013 Stock Incentive Plan” and "Additional Narrative Disclosure—2019 Inducement Stock Incentive Plan" for a description of our equity incentive plans. See “Outstanding Equity Awards as of December 31, 2022” for information regarding the number of awards outstanding under these plans as of December 31, 2022.
Material Terms of Employment Agreements
We have entered into employment offer letters with each of our executive officers. The employment offer letters do not have a stated term and provide for at-will employment, meaning the executive officer or we may terminate the employment arrangement at any time. The employment offer letters generally establish each executive officer’s title and compensation arrangements, including annual base salary and minimum target amount for short-term cash incentive compensation, as a percentage of annual base salary, as well as eligibility for welfare and other benefit programs and commuting and relocation expense payments. Annual base salaries and minimum target amounts for short-term cash incentive compensation are subject to review and adjustment by our compensation and talent strategy committee and our board of directors, as described above under “Compensation Discussion and Analysis.”
Each of our executive officers is eligible, either directly under his or her agreement or offer letter or through separate agreements with us, to receive certain benefits upon termination of employment under specified conditions, as summarized below under “Potential Payments Upon Termination or Change in Control.” In addition, each of our executive officers is subject to invention assignment, non-disclosure, non-competition and non-solicitation agreements and is party to an indemnification agreement with us.
Potential Payments Upon Termination or Change in Control
Our stock incentive plans provide for the acceleration of vesting with respect to certain awards upon the termination of employment of any of our employees, including our NEOs, under specified circumstances. In addition, upon execution and effectiveness of a separation agreement and release of claims, each NEO is entitled to severance payments, generally payable in a lump sum, if his or her employment is terminated under specified circumstances.
The severance and change in control benefits available as of December 31, 2022 to each of our NEOs are described below:
In the event that any of our NEO's employment is terminated without "cause" (as such term is defined in the relevant letter agreement between the officer and us) or if the NEO terminates his employment for "good reason" (as such term is defined in the relevant letter agreement between the officer and us) within one year following a change in control event (as such term is defined in our 2013 stock incentive plan), the applicable officer will be entitled to receive an amount equal to 12 months of his base salary (other than Mr. Sblendorio, who will be entitled to receive an amount equal to 24 months of his base salary); his target short-term cash incentive opportunity for the year in which his employment is terminated, without regard for whether the performance goals for such incentive have been met; provided he elects to continue his and his eligible dependents’ participation in our medical and dental benefit plans pursuant to COBRA, reimbursement for monthly premium payments to continue such coverage for up to 12 months immediately following termination of his employment (other than Mr. Sblendorio, who will be entitled to receive such coverage for up to 24 months immediately following termination of his employment); and full acceleration of vesting of any then-unvested equity awards held by him that vest solely based on the passage of time. In the event that any of our NEO's employment is terminated without cause or if the NEO terminates his employment with us for good reason absent a change in control event, he will be entitled to receive an amount equal to 12 months of his base salary (other than Mr. Sblendorio, who will be entitled to receive an amount equal to 18 months of his base salary); a pro-rated portion of his target short-term cash incentive opportunity for the year in which his employment terminates; and provided he elects to continue his and his eligible dependents' participation in our medical and dental benefit plans pursuant to COBRA, reimbursement for monthly premium payments to continue such coverage for up to 12 months immediately following termination of his employment (other than Mr. Sblendorio, who will be entitled to receive such coverage for up to 18 months immediately following termination of his employment). These severance benefits are subject to the execution and effectiveness of a separation agreement and release of claims in favor of us and our affiliates.
    The following tables set forth information regarding potential payments that each NEO who was serving as an executive officer as of December 31, 2022 would have received if the NEO’s employment had terminated as of December 31, 2022 under the circumstances set forth below.

Termination Without Cause or For Good Reason Prior to a Change in Control or more than 12 Months Following a Change in Control
Name	Cash Payment ($)	Value of Benefits ($)
Glenn P. Sblendorio	1,505,000	49,644
Pravin U. Dugel	822,825	45,960
David F. Carroll	632,867	45,960
Keith Westby	611,755	45,960
Christopher P. Simms	609,218	38,592

Termination Without Cause or for Good Reason Within 12 Months Following a Change in Control
Name	Cash Payment ($)	Value of Stock Options with Accelerated Vesting ($)(1)	Value of Stock Awards with Accelerated Vesting ($)(2)	Value of Benefits ($)
Glenn P. Sblendorio	1,855,000	4,051,503	7,987,322	66,192
Pravin U. Dugel	822,825	3,384,669	5,575,956	45,960
David F. Carroll	632,867	1,448,838	2,381,863	45,960
Keith Westby	611,755	1,344,513	2,301,575	45,960
Christopher P. Simms	609,218	1,608,888	2,542,438	38,592

(1)    The value of stock options with accelerated vesting represents the value of unvested stock options, calculated by multiplying the number of shares subject to the accelerated portion of the option by the amount by which $21.41, the closing market price of our common stock on December 30, 2022, exceeds the exercise price of such option.
(2)    The value of restricted stock units with accelerated vesting represents the value of unvested restricted stock units, calculated by multiplying the number of shares subject to the accelerated portion of the restricted stock units by $21.41, the closing market price of our common stock on December 30, 2022.
Additional Narrative Disclosure
Amended and Restated 2007 Stock Incentive Plan
Our amended and restated 2007 stock incentive plan, referred to as the 2007 plan, was initially adopted by our board of directors and approved by our stockholders in December 2007. Following our initial public offering, we no longer grant awards under the 2007 plan. The 2007 plan provided for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards and other stock-based awards. Our employees, officers, directors, consultants and advisors were eligible to receive awards under our 2007 plan; however, incentive stock options could only be granted to our employees.
The type of award granted under our 2007 plan and the terms of such award are set forth in the applicable award agreement.
Upon the occurrence of a merger or consolidation of the company with or into another entity, as a result of which all of the outstanding shares of our common stock are exchanged for cash, securities or other property or are cancelled, or any exchange of all of the outstanding shares of our common stock for cash, securities or other property pursuant to a share exchange transaction or upon a liquidation or dissolution of the company, our board of directors may take any one or more of the following actions:
•provide that awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
•upon written notice to a plan participant, provide that the participant’s unexercised awards will terminate immediately prior to the consummation of such transaction unless exercised by the participant within a specified period;
•provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such transaction;
•in the event that, under the terms of the transaction, holders of common stock will receive upon consummation thereof a cash payment for each share surrendered in the transaction, make or provide for a cash payment to a plan participant with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award;
•provide that, in connection with a liquidation or dissolution of the company, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); or
•any combination of the foregoing.
Our board of directors does not need to take the same action with respect to all awards and may take different actions with respect to portions of the same award.
Pursuant to the terms of the 2007 plan, if, on or prior to the first anniversary of a change in control event (as defined in the 2007 plan), the employment of a plan participant is terminated for good reason by the participant or without cause by the company, as such terms are defined in the 2007 plan:
•all unvested options then held by such participant shall immediately become exercisable in full; and
•all restricted stock then held by such participant shall immediately become free from all conditions or restrictions.
Our board of directors may at any time provide that any award will become immediately exercisable in full or in part, free from some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.
2013 Stock Incentive Plan
Our board of directors adopted and our stockholders approved the 2013 stock incentive plan in August 2013. The 2013 stock incentive plan became effective immediately prior to the closing of our initial public offering on September 30, 2013. In June 2015, our board of directors adopted a first amendment to the 2013 stock incentive plan.
The 2013 stock incentive plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock-based awards. The number of shares of our common stock that are reserved for issuance under the 2013 stock incentive plan is the sum of (1) the number of shares (up to 3,362,256 shares) equal to the sum of 739,317, which was the number of shares of our common stock available for issuance under the 2007 plan at the time of the completion of our initial public offering, and the number of shares of our common stock subject to outstanding awards under the 2007 plan that expire, terminate or are otherwise surrendered, canceled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right plus (2) an annual increase, to be added the first day of each fiscal year, beginning with the fiscal year ending December 31, 2014 and continuing until, and including, the fiscal year ending December 31, 2023, equal to the lowest of 2,542,372 shares of our common stock, 4% of the number of shares of our common stock outstanding on the first day of the fiscal year and an amount determined by our board of directors. Annual increases under the evergreen provisions of the 2013 stock incentive plan have resulted in the addition of an aggregate of approximately 18,166,000 additional shares to the 2013 stock incentive plan, including for 2023, an increase of 2,542,372 shares.
Our employees, officers, directors, consultants and advisors are eligible to receive awards under the 2013 stock incentive plan. However, incentive stock options may only be granted to our employees.
Pursuant to the terms of the 2013 stock incentive plan, our compensation and talent strategy committee, pursuant to authority delegated to it by our board of directors, administers the plan and, subject to any limitations in the plan, selects the recipients of awards and determines:
•the number of shares of our common stock covered by options and the dates upon which the options become exercisable;
•the type of options to be granted;
•the duration of options, which may not be in excess of ten years;

•the exercise price of options, which must be at least equal to the fair market value of our common stock on the date of grant; and
•the number of shares of our common stock subject to and the terms of any stock appreciation rights, restricted stock awards, restricted stock units or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, measurement price, issue price and repurchase price (though the measurement price of stock appreciation rights must be at least equal to the fair market value of our common stock on the date of grant and the duration of such awards may not be in excess of ten years).
The compensation and talent strategy committee of our board of directors has also delegated authority to our chief executive officer to grant awards under the 2013 stock incentive plan. Our chief executive officer has the power to make awards to all of our employees, except our officers or any other employee with the title of vice president or above (i.e., senior vice president, executive vice president or president). Our compensation and talent strategy committee has fixed the terms of the awards to be granted by our chief executive officer, including the exercise price of such awards (which will be the fair market value of our common stock on the date of grant), and the maximum number of shares subject to awards that our chief executive officer may make in a single grant to any one person in any calendar year, and the maximum number of shares subject to awards, in the aggregate, in any one year.
Upon a merger or other reorganization event (as defined in our 2013 stock incentive plan), our board of directors may, in its sole discretion, take any one or more of the following actions pursuant to the 2013 stock incentive plan as to some or all outstanding awards other than restricted stock:
•provide that all outstanding awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or successor corporation (or an affiliate thereof);
•upon written notice to a participant, provide that all of the participant’s unvested and/or unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant;
•provide that outstanding awards shall become exercisable, realizable or deliverable, or restrictions applicable to an award shall lapse, in whole or in part, prior to or upon such reorganization event;
•in the event of a reorganization event pursuant to which holders of shares of our common stock will receive a cash payment for each share surrendered in the reorganization event, make or provide for a cash payment to the participants with respect to each award held by a participant equal to (1) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (2) the excess, if any, of the cash payment for each share surrendered in the reorganization event over the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award; and/or
•provide that, in connection with a liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings).
Our board of directors does not need to take the same action with respect to all awards and may take different actions with respect to portions of the same award.
In the case of certain restricted stock units, no assumption or substitution is permitted, and the restricted stock units will instead be settled in accordance with the terms of the applicable restricted stock unit agreement.
Upon the occurrence of a reorganization event other than a liquidation or dissolution, the repurchase and other rights with respect to outstanding awards of restricted stock will continue for the benefit of the successor company and will, unless the board of directors may otherwise determine, apply to the cash, securities or other property into which shares of our common stock are converted or exchanged pursuant to the reorganization event. Upon the occurrence of a reorganization event involving a liquidation or dissolution, all restrictions and conditions on each outstanding restricted stock award will automatically be deemed terminated or satisfied, unless otherwise provided in the agreement evidencing the award of restricted stock.

At any time, our board of directors may, in its sole discretion, provide that any award under the 2013 stock incentive plan will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part.
In addition, the 2013 stock incentive plan provides that, notwithstanding the provisions of the plan that may apply upon a reorganization event and except as otherwise provided for in the instrument evidencing an option, award of restricted stock or award of restricted stock units or any other agreement between us and the participant, upon the occurrence of a change in control event (as defined in the 2013 stock incentive plan) each option shall become immediately exercisable and each award of restricted stock and of restricted stock units that vest solely based on the passage of time shall become immediately free from all conditions and restrictions, if, in each case, the employment of the participant holding such award is terminated by us (or our acquirer or successor) without cause (as defined in the 2013 stock incentive plan) or by the participant for good reason (as defined in the 2013 stock incentive plan), on or prior to the first anniversary of the date of the change in control event. Our board of directors may specify in an award at the time of grant the effect of a change in control event on any stock appreciation right, restricted stock unit that includes vesting criteria other than solely the passage of time or other stock-based award.
No award may be granted under the 2013 stock incentive plan on or after August 26, 2023. Our board of directors may amend, suspend or terminate the 2013 stock incentive plan at any time, except that stockholder approval may be required to comply with applicable law or stock market requirements.
2016 Employee Stock Purchase Plan
Our board of directors adopted our 2016 employee stock purchase plan, or ESPP, in April 2016. The ESPP became effective following approval by our stockholders at our 2016 annual meeting in June 2016. The initial offering period under the ESPP began on September 16, 2016.
Eligibility
All employees of the company and any subsidiary of the company designated by our board or a committee appointed by our board are eligible to participate provided that they work twenty hours or more per week and for more than five months in a calendar year, are employees for at least one month prior to enrolling in the ESPP and are employees on the first day of the applicable offering period. In addition, no employee can be granted an option under the ESPP that would result in the employee owning shares and/or options to purchase shares representing five percent or more of the total combined voting power or value of all classes of our outstanding capital stock. The company retains the discretion to determine which eligible employees may participate in any offering under the ESPP pursuant to and consistent with the Treasury Regulations issued under Section 423 of the Code.
ESPP Operation
The ESPP permits eligible employees to purchase shares of our common stock at a discount. Eligible employees may elect to participate by completing an enrollment form, timely filing it with our payroll office and authorizing after-tax payroll deductions from their pay. Participants can elect to contribute up to 20 percent (in whole percentages only) of their compensation (as defined in the ESPP) received on each pay day during the offering period. The board or a committee appointed by our board may, at its discretion, designate a lower maximum contribution rate, and the minimum payroll deduction is such percentage of compensation as may be established by the board or a committee appointed by our board from time to time.
The ESPP is implemented through consecutive three-month offering periods. The ESPP provides that such offering periods will commence on the first business day on or after March 16, June 16, September 16 and December 16 of each year. Our board or a committee appointed by our board may, in its discretion, choose a different offering period of not more than 12 months and/or choose a different commencement date for offerings under the ESPP.
On the first day of each offering period, each employee who is enrolled in the ESPP will automatically receive an option to purchase, on the last business day of the offering period, up to that number of shares of our common stock determined by multiplying $2,083 by the number of full months in the offering period and dividing the result by the closing price of our common stock on the first day of the offering period, or such lesser number of shares set by the board or a committee appointed by our board. However, no eligible employee may be granted an option under the ESPP that permits the employee’s rights to purchase shares of our common stock under the ESPP to accrue at a rate that exceeds $25,000 of the fair market value (based on the value of the stock on the first day of the offering period) of our common stock in any given calendar year in which such option is outstanding at any time.
Unless an employee withdraws from the ESPP, the employee’s option will be exercised automatically on the last business day of the offering period for the largest number of whole shares subject to the employee’s option that can be purchased with the deductions accumulated as of the last business day of the offering period. An option shall expire on the last business day of the applicable offering period and any balance remaining in an employee’s payroll deduction account at the end of an offering period will be automatically refunded to the employee.
The board or a committee appointed by our board will determine the purchase price of shares subject to an option granted under the ESPP for each offering period, including whether the purchase price will be determined based on the lesser of the closing price of our common stock on (i) the first business day of the offering period or (ii) the last business day of the offering period, or whether it will be based solely on the closing price of our common stock on the last business day of the offering period, provided that, in all events, the purchase price will be at least 85% of the applicable closing price. In the absence of a determination by the board or a committee appointed by our board, the ESPP provides that the purchase price of shares subject to an option granted under the ESPP in any given offering period will be 85% of the closing price of a share of our common stock on the first business day of the offering period or the last business day of the offering period, whichever is lower. If the total number of shares of common stock with respect to which options are to be exercised exceeds the number of shares remaining available for issuance under the ESPP, we will only issue to participants in that offering that number of shares remaining available for issuance on a pro-rata basis.
All payroll deductions received or held by the company under the ESPP may be used by us for any corporate purpose, and we will not be obligated to segregate such payroll deductions. No interest will accrue on the payroll deductions (except as our board or a committee appointed by our board may otherwise provide).
An employee’s payroll deduction elections remain in effect for successive offering periods unless changed by the employee. An employee may decrease or discontinue his or her payroll deduction only once during an offering period, by timely filing a new payroll deduction authorization form. However, an employee may not increase his or her payroll deduction during an offering period. If an employee elects to discontinue his or her payroll deductions during an offering period but does not elect to withdraw his or her funds from the ESPP, funds deducted prior to his or her election to discontinue will be applied to the purchase of common stock on the last day of the offering period in which the funds were deducted. An employee may, for any reason, withdraw from participation in an offering at any time prior to the close of business on the twentieth business day before the end of the offering period. If an employee withdraws from participation in an offering, any amounts contributed to the ESPP by the employee will be refunded promptly without interest and the employee’s option granted for such offering period will automatically terminate. Any employee who withdraws from participating in an offering period may not begin participation again during the remainder of the offering period during which he or she withdrew his or her account balance. However, an employee’s withdrawal from an offering period will not have any effect upon his or her eligibility to participate in subsequent offering periods in accordance with terms and conditions established by the board or a committee appointed by the board.
The value of the common stock purchased will vary based on the fair market value of our common stock on the last day of each offering period. Accordingly, the dollar value and the number of shares that may be purchased in the future pursuant to the ESPP are not currently determinable.
We are required to make equitable adjustments, to the extent determined by our board or a committee appointed by our board, to the number and class of securities available under the ESPP, the share limitations under the ESPP and the purchase price for an offering period under the ESPP to reflect stock splits, reverse stock splits, stock dividends, recapitalizations, combinations of shares, reclassifications of shares, spin-offs and other similar changes in capitalization or events or any dividends or distributions to holders of our common stock other than ordinary cash dividends.
In connection with a merger or other reorganization event (as defined in the ESPP), our board or a committee appointed by our board may take any one or more of the following actions as to outstanding options to purchase shares of our common stock under the ESPP on such terms as our board or committee appointed by our board determines:
•provide that options will be assumed, or substantially equivalent options will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);

•upon written notice to employees, provide that all outstanding options will be terminated immediately prior to the consummation of the reorganization event and that all such outstanding options will become exercisable to the extent of accumulated payroll deductions as of a date specified by our board or committee appointed by our board in such notice, which date will not be less than ten (10) days preceding the effective date of the reorganization event;
•upon written notice to employees, provide that all outstanding options will be cancelled as of a date prior to the effective date of the reorganization event and that all accumulated payroll deductions will be returned to participating employees on such date;
•in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, change the last day of the offering period to be the date of the consummation of the reorganization event and make or provide for a cash payment to each employee equal to (1) the cash payment for each share surrendered in the reorganization event times the number of shares of our common stock that the employee’s accumulated payroll deductions as of immediately prior to the reorganization event could purchase at the applicable purchase price, where the cash payment for each share surrendered in the reorganization event is treated as the fair market value of our common stock on the last day of the applicable offering period for purposes of determining the purchase price and where the number of shares that could be purchased is subject to the applicable limitations under the ESPP, minus (2) the result of multiplying such number of shares by the purchase price; and/or
•provide that, in connection with our liquidation or dissolution, options will convert into the right to receive liquidation proceeds (net of the purchase price thereof).
Administration
Pursuant to the terms of the ESPP and authority delegated to it by our board of directors, our compensation and talent strategy committee administers the ESPP and, subject to limitations in the ESPP, has authority to make rules and regulations for the administration of the ESPP and its interpretation and any decisions with regard thereto are final and conclusive.
Our board has the ability to change offering periods (including the commencement dates and length thereof) with respect to future offerings without stockholder approval. In December 2022, our board amended the ESPP to increase the number of offering periods from two six-month periods to four three-month periods each year. Our board may, at any time, and from time to time, amend or suspend the ESPP or any portion of the ESPP. However, the ESPP may not be amended in any way that will cause rights issued under the ESPP to fail to meet the requirements for employee stock purchase plans as defined in Section 423 of the Code, including stockholder approval if required. The ESPP may be terminated at any time by the board. Upon termination of the ESPP all amounts in the accounts of participants will be promptly refunded.
Our board may allow employees who are citizens or residents of foreign jurisdictions to participate in an offering period or establish sub-plans for the benefit of such foreign employees to the extent such actions are in compliance with Section 423 of the Code.
2019 Inducement Stock Incentive Plan
    Our board of directors adopted our 2019 inducement stock incentive plan, or the Inducement Plan, in October 2019, initially reserving 1,000,000 shares for issuance under the Inducement Plan. The Inducement Plan was established and intended to be administered in accordance with Nasdaq Stock Market rules and stockholder approval was not required. In March 2020, February 2021, September 2021, December 2021, May 2022 and February 2023, our board of directors adopted amendments to the Inducement Plan to increase the number of shares reserved for issuance under the Inducement Plan by 1,000,000 shares, 600,000 shares, 1,000,000 shares, 1,000,000 shares, 1,000,000 shares and 2,000,000 shares, respectively.
Purpose and Eligibility
    The Inducement Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards to attract, retain and motivate persons who are expected to make important contributions to us with inducement material for such persons to enter into employment with us. An aggregate of 7,600,000 shares of our common stock have been reserved for issuance of awards under the Inducement Plan.
    Awards can be granted under the Inducement Plan only to persons who have not previously been an employee or director of ours or are commencing employment with us following a bona fide period of non-employment, in either case as an inducement material to the individual’s entering into employment with us and in accordance with Nasdaq Stock Market Rule 5635(c)(4). Neither consultants nor advisors are eligible to participate in the Inducement Plan.
Administration
    Pursuant to the terms of the Inducement Plan, our compensation and talent strategy committee, pursuant to authority delegated to it by our board of directors, administers the plan, and subject to any limitations in the plan and applicable Nasdaq rules, approves each grant of an award under the Inducement Plan. Promptly following the grant of an award under the Inducement Plan, we disclose in a press release the material terms of the grant in accordance with Nasdaq listing rules.
    Upon a reorganization event (as defined in the Inducement Plan), our board of directors may take one or more of the following actions as to all or any of the outstanding awards, other than restricted stock, on such terms as the board may determine:
•provide that the awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate of the acquiring or succeeding corporation);

•provide by written notice that all of the unvested and/or unexercised awards will terminate immediately prior to the consummation of the reorganization event unless the recipient exercises them (to the extent they can then be exercised) within a specified period following the date of the notice;

•provide that the outstanding awards will become exercisable, realizable, or deliverable, or that any restriction applicable to the awards will lapse, in whole or in part, prior to or upon the reorganization event;

•if the terms of the reorganization event provide that the holders of our common stock will receive a cash payment for each share of our common stock surrendered in the reorganization event, provide that the outstanding awards will terminate upon consummation of the reorganization event and that the recipient will receive, in exchange for the award, a cash payment equal to the amount, if any, by which the cash payment with respect to each share of our common stock in the reorganization event multiplied by the number of shares of our common stock subject to the vested portion of the outstanding awards (after giving effect to any acceleration of vesting that occurs upon or immediately prior to the reorganization event) exceeds the aggregate exercise, measurement or purchase price of the awards and any applicable tax withholding;

•provide, in the event of our liquidation or dissolution, that the awards will convert into the right to receive liquidation proceeds (if applicable, net of any exercise, measurement, or purchase price thereof and any applicable tax withholding); or

•any combination of the foregoing alternatives.

In taking any of the foregoing actions, our board is not obligated to treat all awards, or all awards of the same type, identically.
    The Inducement Plan provides that, notwithstanding the provisions above relating to reorganization events and except to the extent specifically provided to the contrary in an award agreement or any other agreement between the recipient and us, if a recipient's employment with us or our acquiring or succeeding corporation is terminated by the recipient for “good reason” or by us or the acquiring or succeeding corporation without “cause” on or prior to the first anniversary of the consummation of a "change in control event" (each term as defined in the Inducement Plan), any option awards will become immediately exercisable in full, and each award of restricted stock and of restricted stock units that vest solely based on the passage of time will immediately become free from all conditions or restrictions. Our board may specify in an award at the time of grant the effect of a change in control event on a stock appreciation right, restricted stock unit that includes vesting criteria other than solely the passage of time, or other stock-based award.

Our board may amend, suspend or terminate the Inducement Plan or any portion of the Inducement Plan at any time, provided that, no amendment that would require stockholder approval under the rules of the Nasdaq Stock Market may be effective unless and until such amendment has been approved by our stockholders.
401(k) Retirement Plan
We maintain a 401(k) retirement plan that is intended to be a tax‑qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended, or the Code. In general, all of our employees are eligible to participate, beginning on the first day of the month following commencement of their employment. The 401(k) retirement plan includes a salary deferral arrangement pursuant to which participants may elect to reduce their current compensation by up to the statutorily prescribed limit, and have the amount of the reduction contributed to the 401(k) plan. During 2022, for the first $200,000 of an employee’s eligible compensation, we matched 100% of the employee’s contributions up to the first 4% of eligible compensation, and 50% of contributions up to the next 2% of eligible compensation, subject to a maximum match of $10,000 for each employee. Beginning in 2023, we plan to match 100% of the employee’s contributions up to the first 5% of eligible compensation, with the maximum match of $16,500 for each employee determined based on the maximum amount of eligible compensation for purposes of matching contributions permitted under the Code.
Non-qualified Deferred Compensation Plan and RSU Deferral Option
Beginning with 2021, we implemented a Nonqualified Deferred Compensation Plan, or NQDC Plan, in which a select group of highly compensated employees (within the meaning of ERISA), including our NEOs, and members of our board of directors may participate. Under the NQDC Plan, employee participants may defer up to 80% of their base salary and any qualifying bonus compensation and director participants may defer up to 100% of any cash compensation for service on our board or its committees. The participants elect the period of deferral (subject to the conditions described below), but they must generally make their deferral elections, in accordance with the terms of the NQDC Plan, before the beginning of the year when the compensation to be deferred is earned. Deferral elections are irrevocable (absent an "unforeseen emergency" within the meaning of Section 409A of the Code, or Section 409A).
A participant’s compensation deferrals will be credited or debited with notional investment gains and losses equal to the experience of selected hypothetical investment funds offered under the NQDC Plan and elected by the participant. The administrator of the NQDC Plan has the discretion to establish rules and procedures for participants to change their investment decisions.
A participant may elect to receive his or her deferred compensation and earnings thereon either (a) at a specified point of time after a minimum of a two-year deferral period, following which the deferred compensation can be received as a lump sum or in annual installments over a period of up to five years, or (b) after a separation from service, following which the deferred compensation can be received as a lump sum or in annual installments over a period of up to ten years. A participant may also elect to receive deferred compensation and earnings thereon upon the occurrence of other qualifying distribution events, including disability or death, a change of control of the company, or an "unforeseen emergency," following any of which the deferred compensation can be received as a lump sum.
Our board of directors has appointed our compensation and talent strategy committee to administer the NQDC Plan, including selecting the employees who may participate and interpreting the plan and adjudicating any claims.
The same group of employees eligible to participate in the NQDC Plan and members of our board of directors may also elect to defer settlement of restricted stock unit awards. Deferrals must be made before the beginning of the year in which the award is granted. Deferred awards, to the extent vested, will be settled upon the occurrence of a change in control event (as defined in our 2013 Stock Incentive Plan, provided such event is also a change in control event within the meaning of Section 409A of the Code) or, depending on the individual’s election, may be settled on an electing employee's or director's earlier separation from service, disability, death, "unforeseen emergency" (each, within the meaning of Section 409A of the Code) or any anniversary of the date of grant of the award (which may not be earlier than the 4th anniversary of the date of grant for electing employees or the 2nd anniversary of the date of grant in the case of electing directors).

Securities Authorized for Issuance under Equity Compensation Plans
The following table provides certain information as of December 31, 2022, with respect to all of our equity compensation plans in effect on that date:
Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($/share) (1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (2)	11,330,157	$15.47	878,591
Equity compensation plans not approved by security holders (3)	4,098,413	$12.78	790,609
Total	15,428,570	$14.70	1,669,200
(1)    Restricted stock unit awards issued under our equity compensation plans do not require payment by the recipient at the time of vesting. As such, the weighted-average exercise price does not take these awards into account.

(2)    Includes our amended and restated 2007 stock incentive plan, 2013 stock incentive plan and 2016 employee stock purchase plan. As described above under “Additional Narrative Disclosure—2013 Stock Incentive Plan”, the 2013 stock incentive plan includes provisions for an annual increase, to be added the first day of each fiscal year, beginning with the fiscal year ending December 31, 2014 and continuing until, and including, the fiscal year ending December 31, 2023, with such annual increase to be equal to the lowest of 2,542,372 shares of our common stock, 4% of the number of shares of our common stock outstanding on the first day of the fiscal year and an amount determined by our board of directors. This table does not include the additional 2,542,372 shares available for issuance under the 2013 stock incentive plan as of January 1, 2023.

(3)    Includes stock option and restricted stock unit awards made pursuant to the Inducement Plan. Our board of directors adopted the Inducement Plan in October 2019, followed by amendments increasing the number of shares available for issuance under this plan to 7,600,000 to date. See "Additional Narrative Disclosure—2019 Inducement Stock Incentive Plan" for more information.
Risk Considerations in Our Compensation Program
Our compensation and talent strategy committee has reviewed and evaluated the philosophy and standards on which our compensation plans have been developed and implemented across our company. It is our belief that our compensation programs do not encourage inappropriate actions or risk taking by our executive officers. We do not believe that any risks arising from our employee compensation policies and practices are reasonably likely to have a material adverse effect on our company. In addition, we do not believe that the mix and design of the components of our executive compensation program encourage management to assume excessive risks.
We believe that our current business process and planning cycle fosters the following behaviors and controls that mitigate the potential for excessive risks caused by the actions of our executives:
•establishment of corporate goals for our short-term cash incentive program and individual goals for our executive officers that are consistent with our annual operating and strategic plans, which are designed to achieve what we believe to be an appropriate risk/reward balance, and which we do not believe require excessive risk taking to achieve;

•the mix between fixed and variable, annual and long‑term and cash and equity compensation is designed to encourage strategies and actions that balance our short‑term and long‑term best interests (for example, our short-term cash incentive program provides an incentive to accomplish short-term objectives while our policy of limiting the maximum payout under the program to 150% of each NEO’s target opportunity provides a cap on the reward for short-term performance, which is designed to focus NEOs on long-term value creation);

•equity awards generally vest over a period of time, which we believe encourages executives to take a long‑term view of our business; and

•our ownership guidelines, which require NEOs to hold equity over a specified time-period and above a certain value, are designed to further align executive interests with the interests of our stockholders.

DIRECTOR COMPENSATION

Summary Compensation Table
The following table sets forth a summary of the compensation earned by our directors for the year ended December 31, 2022, with the exception of Mr. Sblendorio, who does not receive compensation for service on our board of directors and whose compensation is included in the “Summary Compensation Table” included in the “Executive Compensation” section above, and Dr. Dugel, who did not join our board until January 2023.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Mark S. Blumenkranz, M.D.	68,750	145,005	140,837	—	354,592
Axel Bolte	68,750	145,005	140,837	—	354,592
Adrienne L. Graves, Ph.D.	112,500	145,005	140,837	—	398,342
Jane P. Henderson	100,000	145,005	140,837	—	385,842
Christine A. Miller	62,500	294,916	440,266	995	798,677
Calvin W. Roberts, M.D.	80,000	145,005	140,837	—	365,842
(1)    Fees earned or paid in cash consist of:
•for Dr. Blumenkranz, $45,000 for serving as a member of our board, $3,750 for serving as a member of our business development and strategy committee since its formation in June 2022, $10,000 for serving as a member of our compensation and talent strategy committee, $5,000 for serving as a member of nominating and corporate governance committee and $5,000 for serving as a member of our research and development committee.
•for Mr. Bolte, $45,000 for serving as a member of our board, $3,750 for serving as a member of our business development and strategy committee since its formation in June 2022, $10,000 for serving as a member of our audit committee and $10,000 for serving as the chair of our nominating and corporate governance committee;
•for Dr. Graves, $45,000 for serving as a member of our board, $35,000 for serving as chairman of our board, $17,500 for serving as the chair of our compensation and talent strategy committee, $5,000 for serving as a member of our research and development committee and $10,000 for serving as a member of our special litigation committee;
•for Ms. Henderson, $45,000 for serving as a member of our board, $20,000 for serving as the chair of our audit committee, $5,000 for serving as a member of our nominating and corporate governance committee, $10,000 for serving as a member of our compensation and talent strategy committee and $20,000 for serving as the chair of our special litigation committee;

•for Ms. Miller, $45,000 for serving as a member of our board since January 2022, $7,500 for serving as the chair of our business development and strategy committee since its formation in June 2022, $5,000 for serving as a member of our nominating and corporate governance committee and $5,000 for serving as a member of our research and development committee; and
•for Dr. Roberts, $45,000 for serving as a member of our board, $5,000 for serving as a member of our nominating and corporate governance committee, $10,000 for serving as a member of our audit committee, $10,000 for serving as a member of our compensation and talent strategy committee and $10,000 for serving as the chair of our research and development committee.
(2)    The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate fair value of share-based compensation awarded during the year computed in accordance with the provisions of ASC Topic 718. See Note 2 to our audited financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 1, 2023, regarding assumptions underlying the valuation of equity awards. The awards to all the non-employee directors who received stock or option awards were made in connection with our 2022 annual meeting of stockholders. In addition, Ms. Miller also received restricted stock unit and option awards upon her joining our board in January 2022.
The aggregate number of stock and option awards held by each non-employee director as of December 31, 2022 are as follows:

Name	Stock Awards	Option Awards
Mark S. Blumenkranz, M.D.	19,588	69,686
Axel Bolte	14,588	102,686
Adrienne L. Graves, Ph.D.	14,588	102,686
Jane P. Henderson	14,588	118,686
Christine A. Miller	23,075	43,835
Calvin W. Roberts, M.D.	14,588	102,686
(3)    All other compensation earned by our non-employee directors consists of $995 that we reimbursed Ms. Miller for her counsel's review of her equity award and indemnification agreements upon her joining our board.

Director Compensation Arrangements
The following describes our non-employee director compensation arrangements, which are governed by our Non-Employee Director Compensation Policy. The Non-Employee Director Compensation Policy was adopted by our board of directors in February 2019 and approved by our stockholders at our 2019 annual meeting, and governed all non-employee direction compensation since January 1, 2019. Our compensation and talent strategy committee, in consultation with Aon, our independent compensation consultant, reviews our Non-Employee Director Compensation Policy from time to time based on data for companies in our executive compensation peer group and other market data, and recommends any proposed amendments to the policy for approval by our full board of directors. In July 2020, in accordance with the terms of the policy, our board of directors approved an amendment to the Non-Employee Director Compensation Policy in relation to the equity compensation components. In February 2021, in accordance with the terms of the policy and in connection with amendments made to the charter for our compensation and talent strategy committee, our board of directors approved an amendment to the Non-Employee Director Compensation Policy in relation to the cash compensation component for members of the compensation and talent strategy committee, including the chair. In January 2022, in accordance with the terms of the policy, our board of directors approved an amendment to the Non-Employee Director Compensation Policy in relation to the general compensation limits in light of the increase in our market capitalization over the past three years. In March 2022, in accordance with the terms of the policy, our board of directors approved an amendment to the Non-Employee Director Compensation Policy to provide for a dollar-value denomination, as opposed to a share denomination, for the equity compensation components. In February 2023, in accordance with the terms of the Non-Employee Director Compensation Policy, our board of directors approved a further amendment to the policy to provide for a modest increase in the value of the equity compensation components. The following description is only a summary of the director compensation arrangements and is subject to and qualified in its entirety by the Non-Employee Director Compensation Policy, as amended. Electronic copies of the policy, as originally adopted and the first four amendments thereto, have been filed with the SEC, including as exhibits to our Annual Report on Form 10-K filed on March 1, 2023. We plan to file an electronic copy of the fifth amendment to the policy, which was adopted in February 2023, as an exhibit to our Quarterly Report on Form 10-Q for the quarter ending March 31, 2023.
Our 2023 Stock Incentive Plan, which is being submitted for approval by our stockholders at the 2023 annual meeting, includes new general compensation limits for our non-employee directors. A description of those limits is below under "General Compensation Limits". The Non-Employee Director Compensation Policy will otherwise be unchanged.
General Compensation Limits
    The total annual base compensation of our non-employee directors, including cash and equity components (based on grant date fair value for financial reporting purposes), is currently as follows:
•for each non-employee director who served as a director for any amount of time during the prior calendar year, whom we refer to as an incumbent director, no more than $400,000 per calendar year; and
•for each non-employee director who did not serve as a director for any amount of time during the prior calendar year, whom we refer to as a new non-employee director, no more than $800,000 within the new non-employee director's first calendar year of election or appointment.
If the 2023 Stock Incentive Plan is approved by our stockholders at the 2023 annual meeting, the following total annual base compensation limitations for our non-employee directors will apply, beginning with the annual grants following the 2023 annual meeting:
•for each incumbent director, no more than $750,000 per calendar year; and
•for each new non-employee director, no more than $1,000,000 within the new non-employee director's first calendar year of election or appointment.
In addition, our board may make exceptions to the limits under the 2023 Stock Incentive Plan described above for individual non-employee directors in extraordinary circumstances, as the board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.

Equity Compensation
Effective February 2023, each new non-employee director is eligible, upon his or her initial election or appointment to our board of directors, automatically and without the need for any further action by the board, to be granted a stock option to purchase such number of shares of our common stock as will yield a stock option award with a grant date fair value of $300,000 and such number of restricted stock units for shares of our common stock as will yield a restricted stock unit award with a grant date fair value of $300,000. Between March 2022 and February 2023, a newly elected non-employee director would have been eligible to receive a stock option award and restricted stock unit award each with a grant date fair value of $290,000 per award. In addition, on the date of each of our annual meeting of stockholders, each non-employee director who has served on our board since the beginning of the year in which the meeting occurs and is serving as a director immediately before and immediately after such annual meeting will automatically, and without the need for any further action by the board, be granted a stock option to purchase such number of shares of our common stock as will yield a stock option award with a grant date fair value of $150,000 and such number of restricted stock units for shares of our common stock as will yield a restricted stock unit award with a grant date fair value of $150,000. On the date of the 2022 annual meeting of stockholders, each non-employee director then serving on our board for at least four calendar months, which was all of our non-employee directors, received a stock option award and a restricted stock unit award each with a grant date fair value of up to $145,000 per award, subject to reduction to comply with the limits on non-employee director compensation described above.
Prior to March 2022, each new non-employee director was eligible, upon his or her initial election or appointment to our board of directors, automatically and without the need for any further action by the board, to be granted a stock option to purchase up to 31,000 shares of our common stock and 15,000 restricted stock units for shares of our common stock. Each non-employee director who has served on our board for at least four months and was serving as a director immediately before and immediately after our annual meeting was eligible to be granted, on the date of our annual meeting, a stock option to purchase up to 15,500 shares of our common stock and 7,500 restricted stock units for shares of our common stock.
The stock options granted to our non-employee directors have, or in the case of future stock options, will have, an exercise price equal to the fair market value of our common stock on the date of grant and will expire ten years after the date of grant. Subject to a non-employee director’s continued service with us, the initial option will vest monthly with respect to 1/36 of the shares underlying such option until the third anniversary of the date of the grant and the initial restricted stock units will vest annually with respect to 1/3 of the shares underlying such grant until the third anniversary of the date of the grant. Subject to a non-employee director’s continued service with us, the annual option will vest monthly with respect to 1/12 of the shares underlying such option until the earlier of the business day immediately before our next annual meeting of stockholders or the first anniversary of the grant date. The annual restricted stock units will vest in full on the earlier of one business day prior to our next annual meeting of stockholders or the first anniversary of the grant date, at which such time the annual option will become fully vested and exercisable. Subject to a non-employee director’s continued service with us, the annual restricted stock units will vest in full on the earlier of one business day prior to our next annual meeting of stockholders or the first anniversary of the grant date. Stock options and restricted stock units granted to our non-employee directors will vest in full, and for options, become fully exercisable, upon the occurrence of a change in control event (as defined in our 2013 Stock Incentive Plan) and are otherwise subject to the terms and conditions of our 2013 Stock Incentive Plan.
Cash Compensation
Our non-employee board members are eligible to receive the following cash compensation:
•each non-employee director is eligible to receive an annual fee of $45,000;
•the chair of our audit committee is eligible to receive an additional annual fee of $20,000 and the other members of our audit committee are eligible to receive an additional annual fee of $10,000;
•since its formation in June 2022, the chair of our business development and strategy committee is eligible to receive an additional annual fee of $10,000 and the other members of our business development and strategy committee are eligible to receive an additional annual fee of $5,000 (amounts paid for 2022 were pro-rated for the year);

•the chair of our compensation and talent strategy committee is eligible to receive an additional annual fee of $17,500 and the other members of our compensation and talent strategy committee are eligible to receive an additional annual fee of $10,000;
•the chair of our nominating and corporate governance committee is eligible to receive an additional annual fee of $10,000 and the other members of our nominating and corporate governance committee are eligible to receive an additional annual fee of $5,000;
•the chair of our research and development committee is eligible to receive an additional annual fee of $10,000 and the other members of our research and development committee are eligible to receive an additional annual fee of $5,000;
•prior to disbanding the special litigation committee in February 2023, the chair of our special litigation committee was eligible to receive an additional annual fee of $20,000 and the other member of our special litigation committee was eligible to receive an additional annual fee of $10,000 (this compensation was in lieu of any compensation for service on our demand review committee); and

•our independent lead director, if any, is eligible to receive an additional annual fee of $25,000.
Annual fees for board service are payable in arrears in four equal quarterly installments on the last day of each quarter, with such installments to be paid for any quarter during which the director served on the board, on such committee or in such position.
    In addition to the above fees, our board of directors may determine that additional committee fees are appropriate and should be payable for any newly created committee of the board, or to a non-employee chair of the board if one is appointed. Our board of directors determined that Dr. Graves, as chairman of our board, would, beginning with the third quarter of 2021, receive an annual fee of $35,000, in addition to any other compensation provided under the Non-Employee Director Compensation Policy. The Non-Employee Director Compensation Policy provides that, in determining any such additional fees, the board shall be guided by compensation paid to non-employee directors of a peer group of companies as well as current best practices.
Reimbursement of Expenses
Upon presentation of documentation of such expenses reasonably satisfactory to us, each member of our board of directors is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which he or she serves. The amount of such reimbursed expenses shall not apply toward or otherwise be subject to the compensation limits described above under the heading “General Compensation Limits.”
Additional Compensation
    The Non-Employee Director Compensation Policy provides that we will not provide additional compensation to non-employee directors, directly or indirectly, other than as disclosed in the policy or in our filings with the SEC.
Non-Qualified Deferred Compensation Plan
Members of our board of directors are eligible to defer up to 100% of any cash compensation and defer settlement of any restricted stock unit awards for service on our board or its committees under our Non-Qualified Deferred Compensation Plan. See “Additional Narrative Disclosure—Non-Qualified Deferred Compensation Plan and RSU Deferral Option” for a description of the plan.
Director Stock Retention and Ownership Guidelines
In March 2017, our board of directors adopted stock retention and ownership guidelines applicable to our executive officers and directors. The ownership guidelines for our non-employee directors is three times (3x) their annual cash retainer. Individuals serving as of the date of initial adoption of the guidelines are expected to meet these ownership guidelines by January 1, 2023. Ms. Henderson and Mr. Bolte were in compliance with the guidelines as of January 1, 2023. Newly elected directors are expected to meet these ownership guidelines within five years measured from the date of initial election. Vested stock options and unvested restricted stock units are included (and deemed to be held by the covered person) for purposes of determining satisfaction of the ownership guidelines as described above under "Compensation Discussion and Analysis—Additional Compensation Practices and Policies—Stock Retention and Ownership Guidelines".
If a non-employee director does not satisfy the ownership guideline following the conclusion of the phase‑in period, then the individual is expected to retain all shares of common stock (vested or unvested) held by such person as of the end of the phase-in period, and at least 75% of the net after‑tax shares of common stock acquired after such time, until the individual satisfies the ownership guideline.
In addition, until an individual satisfies the ownership guidelines, we expect that each director will retain at least 50% of the net after‑tax shares received upon the exercise or vesting of any equity award for a period of at least one year from the vesting date. If an individual satisfies the ownership guidelines, then our expectation regarding share retention will no longer be applicable for the following year and the individual may dispose of shares in an amount that would allow such person to remain in compliance with the ownership guidelines.

AUDIT-RELATED MATTERS

Audit Committee Report
The audit committee of the board of directors of IVERIC bio, Inc. consists of three members, each of whom the board has determined is “independent” under Nasdaq Marketplace Rules, and includes an “audit committee financial expert” within the meaning of the U.S. Securities and Exchange Commission’s rules. The audit committee met four times in 2022.
The audit committee has reviewed our company's audited financial statements for the fiscal year ended December 31, 2022 and discussed them with our management and Ernst & Young LLP, our independent registered public accounting firm.
The audit committee has received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to the audit committee, including the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC.
The audit committee has received the written disclosures and the letter from Ernst & Young LLP required by PCAOB Ethics and Independence Rule 3526 (Communications with Audit Committees Concerning Independence), and has discussed with our independent registered public accounting firm such firm’s independence.
Based on the review and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2022.
Ernst & Young LLP has served as our independent registered public accounting firm since 2008.
By the audit committee of the board of directors of IVERIC bio, Inc.

Jane P. Henderson Axel Bolte Calvin Roberts

Audit Fees and Services
The following table summarizes the fees of Ernst & Young LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years.

Fee Category	2022	2021
Audit Fees (1)	$668,000	$779,837
Tax Fees (2)	33,990	—
All Other Fees (3)	1,985	1,505
Total Fees	$703,975	$781,342
(1)    This category includes fees for professional services performed by Ernst & Young LLP for the audit of our annual financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 and our Annual Report on Form 10-K for the year ended December 31, 2021, the review of condensed financial statements included in our Quarterly Reports on Form 10-Q, and the review of our registration statements during 2021. Also during 2022 and 2021, this category included fees for the completion of comfort letter procedures associated with our follow-on public offerings.
(2)    This category consists of fees for professional services rendered by Ernst & Young LLP related to an Internal Revenue Code Section 382 study.
(3)    This category consists of fees for other products or services provided by Ernst & Young LLP not described above. The services for fees in 2022 and 2021 under this category are related to licensed accounting research software.
All such accountant services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.
Pre-Approval Policies and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy generally provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee, or the chair of our audit committee with subsequent ratification by the audit committee, or the engagement is entered into pursuant to a de minimis exception in accordance with applicable SEC rules.

MATTERS TO BE VOTED ON
Proposal 1: Election of Class I Directors
In accordance with the terms of our certificate of incorporation and our bylaws, our board of directors is divided into three classes: class I, class II and class III, with each class serving staggered three-year terms. Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires. The members of the classes are divided as follows:
•the class I directors are Ms. Henderson, Dr. Dugel and Mr. Sblendorio, and their term expires at the 2023 annual meeting;
•the class II directors are Dr. Blumenkranz, Mr. Bolte and Dr. Roberts, and their term expires at our annual meeting of stockholders to be held in 2024; and
•the class III directors are Dr. Graves and Ms. Miller, and their term expires at our annual meeting of stockholders to be held in 2025.
At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring. Ms. Henderson, Dr. Dugel and Mr. Sblendorio are current directors whose terms expire at the 2023 annual meeting. Ms. Henderson, Dr. Dugel and Mr. Sblendorio are nominated for re-election, each as a class I director, with a term ending in 2026. Unless otherwise instructed in the proxy, all proxies will be voted FOR the election of each of the nominees identified above to a three-year term ending in 2026, each such nominee to hold office until his or her successor has been duly elected and qualified. Stockholders who do not wish their shares to be voted for any or all of the nominees may so indicate by following the voting instructions set forth on the Notice and affirmatively withholding his or her vote for that or those nominee(s). Each of the nominees has indicated his or her willingness to serve on our board, if elected. If any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by our board. We do not contemplate that any of the nominees will be unable to serve if elected.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES AS DIRECTORS.
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation
We are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. This proposal, which is commonly referred to as “say-on-pay,” is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act. Consistent with the preference expressed by our stockholders at our 2022 annual meeting of stockholders, we have determined to hold an advisory vote on executive compensation annually.
Our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of our short-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The programs contain elements of cash and equity-based compensation and are designed to align the interests of our executives with those of our stockholders.
The “Executive Compensation” section of this proxy statement, including “Compensation Discussion and Analysis,” describes in detail our executive compensation programs and the decisions made by our compensation and talent strategy committee and our board for the year ended December 31, 2022. Our executive compensation program continues to embody a pay-for-performance philosophy that supports our business strategy and aligns the interests of our executives with our stockholders. Our board believes this link between compensation and the achievement of our short- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage management to assume excessive risks.

Our board is asking stockholders to approve a non-binding advisory vote on the following resolution:
RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved.
As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by us or our board (or any committee thereof), create or imply any change to the fiduciary duties of us or our board (or any committee thereof), or create or imply any additional fiduciary duties for us or our board (or any committee thereof). However, our compensation and talent strategy committee and our board value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.
Proposal 3: Amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000
On February 23, 2023, our board of directors approved the adoption of and declared advisable to our company and our stockholders, subject to stockholder approval, an amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock, $0.001 par value per share, from 200,000,000 shares to 300,000,000 shares.

Our Restated Certificate of Incorporation currently authorizes the issuance of up to 200,000,000 shares of common stock, $0.001 par value per share, and 5,000,000 shares of preferred stock, $0.001 par value per share. As of March 31, 2023, out of the 200,000,000 shares presently authorized, only 41,720,171 shares remained available for future issuance and 158,279,829 shares were issued or reserved for issuance, as follows:

•137,249,579 shares of our common stock were issued and outstanding;
•12,896,479 shares of our common stock were issuable upon the exercise of stock options outstanding;
•2,816,817 shares of our common stock were issuable upon the vesting of restricted stock units outstanding;
•2,645,569 additional shares of our common were reserved for future issuance under our 2013 stock incentive plan;
•1,994,532 additional shares of our common stock were reserved for future issuance under our 2019 inducement stock incentive plan; and
•676,853 shares of our common stock were reserved for future issuance under our 2016 employee stock purchase plan.
In addition, we are obligated to make potential future milestone payments in the form of shares of our common stock pursuant to (i) the agreement and plan of merger under which we acquired Inception 4, Inc. in October 2018 and (ii) the exclusive license agreement we entered into in July 2019 with the University of Massachusetts for rights to our miniCEP290 program.
Furthermore, if Proposal 4 (Approval of the 2023 Stock Incentive Plan) is approved, we will be required to reserve additional shares of our common stock for future issuance under the 2023 Stock Incentive Plan (as further described under “Description of 2023 Plan – Types of Awards; Shares Available for Awards; Share Counting Rules” below).
The proposed amendment to our Restated Certificate of Incorporation would not increase or otherwise affect our authorized preferred stock. As of March 31, 2023, there were no shares of our preferred stock outstanding.

Purpose
Our board of directors believes that it is in the best interests of our company and our stockholders to increase the number of authorized shares of common stock to give us greater flexibility in considering and planning for future potential business and financing needs and pursuing our strategic goals. We currently have no specific plans, commitments, arrangements, understandings or agreements to issue additional shares of our common stock, except for the issuance of shares of common stock (i) pursuant to our equity incentive plans to persons eligible to participate in those plans, including pursuant to our 2023 Stock Incentive Plan if Proposal 4 is approved, and (ii) potential future issuances pursuant to our “at-the-market” sales agreement with Cowen and Company, LLC entered into in March 2021, pursuant to which we may sell from time to time our common stock through an “at-the-market” equity offering program. However, the availability of additional shares of common stock for issuance is, in the board of directors’ view, prudent and will afford the company with flexibility in acting upon financing transactions to strengthen our financial position and/or strategic or collaboration opportunities that may arise.
The increase in the number of authorized but unissued shares of common stock would enable our board of directors, without the expense and delay of seeking stockholder approval except as may be required by law or the rules of Nasdaq, to issue shares from time to time as may be required for proper business purposes. The additional shares of common stock will be available for issuance by our board of directors for various corporate purposes, including but not limited to:
•grants under our equity incentive plans;
•financings, such as public or private offerings of common stock or convertible securities, including issuances under our “at-the-market” sales agreement;
•satisfaction of potential milestone payment obligations;
•potential strategic transactions, including strategic partnerships, collaborations, strategic investments, joint ventures, mergers, acquisitions, business combinations, stock splits, stock dividends as well as other general corporate transactions; and
•other corporate purposes that have not yet been identified.
If the authorization of an increase in the available common stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to achieve the corporate purposes set forth above.
Possible Effects of the Amendment
If this proposal is approved, the additional authorized shares may be issued at the discretion of our board of directors without further stockholder action, except as may be required by law or the rules of Nasdaq. The adoption of the proposed amendment to our Restated Certificate of Incorporation would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, the issuance of shares of common stock, other than on a pro-rata basis to all stockholders, would reduce each stockholder’s proportionate interest in the company and the issuance of additional shares of common stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our common stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our common stock or limit our ability to raise additional capital. Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares relative to the total authorized shares of the company than they presently own. The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares. The holders of shares of our common stock will have no dissenters’ rights of appraisal under Delaware law, our Restated Certificate of Incorporation or our bylaws with respect to the proposed amendment to our Restated Certificate of Incorporation.
The issuance of additional shares of common stock could have the effect of making it more difficult for a third party to acquire, or discouraging a third party from attempting to acquire, control of the company. We are not aware of any attempts on the part of a third party to effect a takeover of the company, and the proposed amendment to the Restated Certificate of Incorporation has been proposed for the reasons stated above and not with the intention that any increase in the authorized shares of common stock be used as a type of anti-takeover device.
A copy of the proposed amendment to our Restated Certificate of Incorporation is attached as Appendix A to this proxy statement. If the proposed amendment to our Restated Certificate of Incorporation is approved, subject to the discretion of our board of directors, as soon as practicable after the 2023 annual meeting, we will file the amendment to our Restated Certificate of Incorporation with the office of the Secretary of State of Delaware. Upon approval and following such filing with the Secretary of State of Delaware, the amendment to our Restated Certificate of Incorporation will become effective on the date it is filed. Our board of directors reserves the right to abandon or delay the filing of the amendment to our Restated Certificate of Incorporation even if it is approved by the stockholders. If the proposed amendment to our Restated Certificate of Incorporation is approved and becomes effective, the first paragraph of Article FOURTH of our Restated Certificate of Incorporation, which sets forth our currently authorized capital stock, will be amended to read in its entirety as follows:
“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 305,000,000 shares, consisting of (i) 300,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”
The affirmative vote of the holders of at least a majority of the shares of our common stock issued and outstanding and entitled to vote thereon will be required to approve this proposal. Abstentions will have the practical effect of a vote against the amendment to the Restated Certificate of Incorporation. Our board of directors urges stockholders to vote for this proposal as failure to obtain the vote of a majority of outstanding shares may limit our ability to operate and execute on future business plans.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 300,000,000.

Proposal 4: Approval of the IVERIC bio, Inc. 2023 Stock Incentive Plan

Overview
We are asking stockholders to approve the IVERIC bio, Inc. 2023 Stock Incentive Plan (the “2023 Plan”). Our board of directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability to carry out our business goals. Central to these objectives is our equity-based compensation program, which is consistent with our compensation philosophy and the compensatory practices of other pharmaceutical companies in our peer group and other companies that we compete with for talent. We and our board of directors understand that our equity-compensation needs must be balanced against the dilutive effect of such programs on our stockholders. To that end, and based on careful weighing of the considerations, as more fully described below, on March 23, 2023, upon the recommendation of the compensation and talent strategy committee, our board of directors approved, subject to stockholder approval at the 2023 annual meeting, the 2023 Plan.
The 2023 Plan is intended to replace our 2013 Stock Incentive Plan, as amended (the “2013 Plan”), which will expire by its terms on August 26, 2023. We intend to use the 2023 Plan as we have used the 2013 Plan – specifically, to grant equity awards to our employees, non-employee directors, consultants and advisors in order to retain and reward those who are critical to our success. We believe that our stock-based compensation programs have been integral to our success in the past and are critical to our ability to succeed in the future. If the 2023 Plan is not approved, we will continue to grant equity awards under our 2013 Plan until its expiration but will be unable to grant awards after such date and we will not have an equity compensation plan in place under which equity awards can be granted to existing employees, which will prohibit us from making our planned annual equity grants in December 2023, and other equity grants to our employees, directors, advisors or consultants. The inability to make competitive equity awards to retain talented employees in a highly competitive market could have an adverse impact on our business. Further, if the 2023 Plan is not approved, we could be forced to increase cash compensation, which will reduce the resources we have allocated to meeting our business needs and objectives. Therefore, the approval of the 2023 Plan is vital to our future success.
Our compensation and talent strategy committee determined the requested number of shares for our 2023 Plan based on our projected annual equity awards to employees and our non-employee directors, employee recognition and promotion awards, and an assessment of the magnitude of the share reserve under the plan that our stockholders would likely find acceptable.We have granted, and plan to continue granting, new-hire equity awards to eligible employees under our Inducement Plan. If stockholders approve the 2023 Plan, subject to adjustment in the event of stock splits and other similar events, awards may be made under the 2023 Plan for up to a number of shares of common stock equal to the sum of: (i) 9,000,000 shares of common stock; and (ii) such additional number of shares of common stock that is equal to the number of shares of common stock subject to awards granted under our 2013 Plan or our 2007 plan, that are outstanding as of the date of that the 2023 Plan is approved by the company’s stockholders, which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”)).
The proposed 2023 Plan does not include an evergreen provision (which the 2013 Plan contains) and we include several features that we believe are consistent with protecting the interests of our stockholders and sound corporate governance practices, as described below. Upon the expiration of the 2013 Plan, all then outstanding awards under the 2013 Plan will remain in effect, but no additional awards may be made under the 2013 Plan. If the stockholders approve the 2023 Plan at the 2023 annual meeting, then we will not grant any new awards under the 2013 Plan after the annual meeting; however, awards outstanding under the 2013 Plan will remain in effect pursuant to their terms.
The following table includes information regarding all of our outstanding equity awards under all of our equity-based compensation plans and arrangements under which shares of common stock may be issued, including the 2013 Plan, the 2007 plan, and inducement awards granted under our Inducement Plan to newly hired employees who are eligible under the Nasdaq rules to receive such awards, but not including our Employee Stock Purchase Plan, and the number of shares remaining available for issuance under such plans:

Number of outstanding options as of March 31, 2023	12,896,479
Weighted average exercise price of outstanding options ($)	15.34
Weighted average remaining contractual term of outstanding options	7.54 years
Number of outstanding restricted stock units (including performance-based units) (“RSUs”) as of March 31, 2023(1)	2,816,817
Shares remaining available for grant under the 2013 Plan as of March 31, 2023(1)	2,645,569
Shares remaining available for grant under the Inducement Plan as of March 31, 2023	1,994,532
Estimated total number of shares available for issuance under all plans as of March 31, 2023	4,640,101
Total number of shares available under all plans as of March 31, 2023 assuming approval of 2023 Plan as of such date(2)	13,640,101
Number of shares of common stock outstanding as of March 31, 2023	137,249,579

(1)     Includes, for performance-based RSUs, the maximum number of shares of our common stock issuable under such RSUs.
(2)     Includes the 2,645,569 shares of our common stock available for grant under the 2013 Plan, under which we do not plan to grant any awards if the 2023 Plan is approved.
As of March 31, 2023, there were no outstanding shares of restricted stock, no stock appreciation rights (“SARs”), nor any other stock-based awards.
We expect that the proposed share pool under the 2023 Plan will allow us to continue to grant equity awards (other than to newly hired employees who will receive grants under the Inducement Plan to the extent eligible) at our historic rates for approximately one year, but the actual duration of the share pool may vary based on changes in participation and the company’s stock price. In addition, if the 2023 Plan is approved by our stockholders, then for the remainder of 2023, absent extenuating circumstances, we do not intend or plan to increase the number of shares available for grant under the Inducement Plan.
For purposes of this proposal and except where the context otherwise requires, the term “company” and similar terms shall include any of the company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and any other business venture (including, without limitation, joint venture or limited liability company) in which the company has a controlling interest, as determined by the board of directors.
ACCORDINGLY, OUR BOARD OF DIRECTORS BELIEVES APPROVAL OF THE 2023 PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2023 PLAN.
Highlights of the 2023 Plan
The 2023 Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices. These features are highlighted below, and are more fully described in the summary of the 2023 Plan further below in this proposal as well as in the copy of the proposed 2023 Plan in Appendix B to this proxy statement.
No Evergreen. The 2023 Plan does not include an “evergreen” or other provision that provides for automatic increases in the number of shares available for grant under the plan and therefore any increase to the maximum share reserve in the 2023 Plan is subject to approval by our stockholders, allowing our stockholders to have a say in our equity compensation programs.
Clawback Policy. We adopted a clawback policy in 2017 under which awards to certain officers will be subject to clawback in the event that we are required to prepare an accounting restatement due to material noncompliance with financial statement requirements.
No Automatic Vesting of Awards on a Change in Control Event. The 2023 Plan does not provide for the automatic vesting of awards in connection with a change in control event. Instead, the 2023 Plan includes “double trigger” acceleration, pursuant to which options, RSU awards and restricted stock awards, to the extent they would otherwise vest solely based on the participant’s continued provision of services to the company, will become fully vested and nonforfeitable if the participant is terminated without cause or resigns for good reason within one year following the change in control event.
No Liberal Share Recycling. The 2023 Plan prohibits the re-granting of (i) shares withheld or delivered to satisfy the exercise price of an award or to satisfy tax withholding obligations, (ii) shares that were subject to a SAR, and were not issued upon the net settlement or net exercise of such award, or (iii) shares repurchased on the open market using proceeds from the exercise of an award.
No Repricing of Awards. The 2023 Plan prohibits the direct or indirect repricing of stock options or SARs without stockholder approval.
No Discounted Options or SARs. All options and SARs must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.
No Reload Options or SARs. No options or SARs granted under the 2023 Plan may contain a provision entitling the award holder to the automatic grant of additional options or SARs in connection with any exercise of the original option or SAR.
No Dividend Equivalents on Options or SARs. No options or SARs granted under the 2023 Plan may provide for the payment or accrual of dividend equivalents.
Dividends and Dividend Equivalents on Restricted Stock, Restricted Stock Units and Other-Stock Based Awards Not Paid Until Award Vests. Any dividends or dividend equivalents paid with respect to restricted stock, RSUs or other stock-based awards will be subject to the same restrictions on transfer and forfeitability as the award with respect to which they are paid.
Limit on Non-Employee Director Compensation. The maximum aggregate amount of cash earned or paid and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Exceptions to these limitations may only be made by our board of directors in extraordinary circumstances provided that the non-employee director receiving any additional compensation does not participate in the decision to award such compensation.
Administered by an Independent Committee. The 2023 Plan is administered by the compensation and talent strategy committee, as delegated by our board of directors. The compensation and talent strategy committee is made up entirely of independent directors.
Reasons Why Stockholders Should Approve the 2023 Plan
Incentivizes, Retains and Motivates Talent. It is critical to our success that we incentivize, retain and motivate the best talent in a crucial period of growth for the company amidst a competitive labor market. Our equity-based compensation program has always been and will continue to be a key component in our ability to pay market-competitive compensation to our employees. We generally grant equity awards to all our employees upon hire and on an annual basis thereafter, subject to satisfactory performance. In 2022, all of our eligible employees received annual equity grants in December.
Aligns with Our Pay-for-Performance Compensation Philosophy. We believe that equity-based compensation is fundamentally performance-based. As the value of our stock appreciates, our employees receive greater compensation at the same time that our stockholders are receiving a greater return on their investment. Conversely, if the stock price does not appreciate following the grant of an equity award, then our employees would not receive any compensation under stock options and would receive lower compensation than intended under RSUs.
Aligns Employee and Director Interests with Stockholder Interests. Providing our employees and non-employee directors with compensation in the form of equity directly aligns the interests of those employees and directors with the interests of our stockholders. If the 2023 Plan is approved by stockholders, we will be able to continue granting equity-based incentives that foster this alignment between our employees and non-employee directors and our stockholders.
Consistent with Stockholder Interests and Sound Corporate Governance. As described under the heading “Highlights of the 2023 Plan” and more thoroughly below, the 2023 Plan was purposefully designed to include features that we believe are consistent with the interests of our stockholders and sound corporate governance.
Information Regarding Overhang and Dilution
In developing our share request for the 2023 Plan and analyzing the impact of utilizing equity as a means of compensation on our stockholders, we considered both our “overhang” and our “burn rate”.
Overhang is a measure of potential dilution which we define as the sum of (i) the total number of shares underlying all equity awards outstanding and (ii) the total number of shares available for future award grants, divided by (iii) the number of shares of common stock outstanding. As of March 31, 2023, there were 15,713,296 shares underlying all equity awards outstanding, 2,645,569 shares remaining available for future awards under the 2013 Plan, 1,994,532 shares remaining available for future awards under the Inducement Plan, and 137,249,579 shares of common stock outstanding. Accordingly, our overhang at March 31, 2023 was 14.8%. If the 9,000,000 shares proposed to be authorized for grant under the 2023 Plan are included in the calculation and assuming that the 2,645,569 shares remaining available for future awards under the 2013 Plan are not included, our overhang on March 31, 2023 would have been 19.5%. If the 2023 Plan is approved by our stockholders, then (a) we will not make any additional grants under the 2013 Plan and (b) for the remainder of 2023, absent extenuating circumstances, we do not intend or plan to increase the number of shares available for grant under the Inducement Plan.
Burn rate provides a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of shares subject to equity awards granted during the year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our burn rate for the 2022, 2021 and 2020 calendar years as well as an average over those years.

Calendar Year	Awards Granted (# in thousands)	Basic Weighted Average Number of Shares of Common Stock Outstanding (# in thousands)	Gross Burn Rate (1)
2022	5,377	121,037	4.4%
2021	4,478	101,866	4.4%
2020	3,862	74,185	5.2%
Three-Year Average	4,572	99,029	4.7%

(1)     “Gross burn rate” is defined as the number of equity awards granted in the year divided by the basic weighted average number of shares of common stock outstanding.
Finally, in developing the share request for the 2023 Plan, we considered that, as of March 31, 2023, approximately 8% of our outstanding stock options had an exercise price greater than our stock price on March 31, 2023 and therefore had no intrinsic value.
Description of the 2023 Plan
The following is a brief summary of the 2023 Plan, a copy of which is attached as Appendix B to this proxy statement. References to our board of directors in this summary shall include the compensation and talent strategy committee or any similar committee or sub-committee or the Delegated Persons (as defined below) to the extent that the board of directors’ powers or authority under the 2023 Plan have been delegated to such committee or Delegated Persons, in accordance with the 2023 Plan.
Types of Awards; Shares Available for Awards; Share Counting Rules
The 2023 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options, SARs, restricted stock, RSUs, other stock-based awards and cash awards as described below (collectively, “awards”).
Subject to adjustment in the event of stock splits, stock dividends and other similar events, awards may be made under the 2023 Plan (any or all of which awards may be in the form of incentive stock options, provided that the total number of shares under incentive stock options made under the 2023 Plan shall not exceed 9,000,000 shares of our common stock) for up to a number of shares of common stock equal to the sum of: (i) 9,000,000 shares of our common stock; and (ii) such additional number of shares of common stock as is equal to the number of shares of common stock subject to awards granted under our 2013 Plan or our 2007 plan that are outstanding as of the date of stockholder approval of the 2023 Plan which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of incentive stock options to any limitations under the Code). Shares of common stock issued under the 2023 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
The 2023 Plan provides that the maximum aggregate amount of cash and value of awards (calculated based on grant date fair value for financial reporting purposes) granted to any individual non-employee director in any calendar year may not exceed $750,000 in the case of an incumbent director. However, such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment. Moreover, fees paid by the company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense will not count against this limit. Exceptions to this limitation may only be made by our board of directors in extraordinary circumstances provided that any non-employee director receiving additional compensation does not participate in the decision to award such compensation. This limitation does not apply to cash or awards granted to a non-employee director in his or her capacity as an advisor or consultant to the company.
For purposes of counting the number of shares available for the grant of awards under the 2023 Plan, all shares of common stock covered by SARs will be counted against the number of shares available for the grant of awards. However, SARs that may be settled only in cash will not be so counted. Similarly, to the extent that an RSU award may be settled only in cash, no shares will be counted against the shares available for the grant of awards under the 2023 Plan. In addition, if we grant a SAR in tandem with an option for the same number of shares of our common stock and provide that only one such award may be exercised (“tandem SAR”), only the shares covered by the option, and not the shares covered by the tandem SAR, will be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the 2023 Plan.
Shares covered by awards under the 2023 Plan that expire or are terminated, surrendered, or cancelled without having been fully exercised or are forfeited in whole or in part (including as the result of shares subject to such award being repurchased by us at the original issuance price pursuant to a contractual repurchase right) or that result in any shares not being issued (including as a result of an award being settled in cash rather than stock) will again be available for the grant of awards under the 2023 Plan (subject, in the case of incentive stock options, to any limitations under the Code). In the case of the exercise of a SAR, the number of shares counted against the shares available for the grant of awards under the 2023 Plan will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle the SAR upon exercise, and the shares covered by a tandem SAR will not again become available for grant upon the expiration or termination of the tandem SAR.
Shares of common stock that are delivered (by actual delivery, attestation, or net exercise) to us by a participant to purchase shares of common stock upon exercise of an award or to satisfy tax withholding obligations (including shares retained from the award creating the tax obligation) will not be added back to the number of shares available for the future grant of awards under the 2023 Plan. Shares repurchased by us on the open market using proceeds from the exercise of an award will not increase the number of shares available for future grant of awards under the 2023 Plan.
In connection with a merger or consolidation of an entity with us or our acquisition of property or stock of an entity, our board of directors may grant awards under the 2023 Plan in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof on such terms as our board of directors determines appropriate in the circumstances, notwithstanding any limitation on awards contained in the 2023 Plan. No such substitute awards shall count against the overall share limit, except as required by reason of Section 422 and related provisions of the Code.
Descriptions of Awards
Options. A participant who is awarded an option receives the right to purchase a specified number of shares of common stock at a specified exercise price and subject to the other terms and conditions that are specified in connection with the award agreement. An option that is not intended to be an “incentive stock option” is a “non-statutory stock option.” Options may not be granted at an exercise price that is less than 100% of the fair market value of our common stock on the date of grant. If our board of directors approves the grant of an option with an exercise price to be determined on a future date, the exercise price may not be less than 100% of the fair market value of our common stock on that future date. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to participants who hold more than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries. Under the terms of the 2023 Plan, options may not be granted for a term in excess of ten years (and, under present law, five years in the case of incentive stock options granted to participants who hold greater than 10% of the total combined voting power of all classes of our stock or any of our subsidiaries).
The 2023 Plan permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash or by check, (ii) except as may otherwise be provided in the applicable award agreement or approved by our board of directors, in connection with a “cashless exercise” through a broker, (iii) to the extent provided in the applicable award agreement or approved by our board of directors, and subject to certain conditions, by delivery to us (either by actual delivery or attestation) of shares of common stock owned by the participant valued at their fair market value, (iv) to the extent provided in an applicable non-statutory stock option award agreement or approved by our board of directors, by delivery of a notice of “net exercise” as a result of which we will retain a number of shares of common stock otherwise issuable pursuant to the stock option equal to the aggregate exercise price for the portion of the option being exercised divided by the fair market value of our common stock on the date of exercise, (v) to the extent permitted by applicable law and provided for in the applicable award agreement or approved by our board of directors, by any other lawful means (but not by a promissory note of the participant), or (vi) by any combination of these forms of payment. No option granted under the 2023 Plan may contain a provision entitling the participant to the automatic grant of additional options in connection with any exercise of the original option. No options granted under the 2023 Plan may provide for the payment or accrual of dividend equivalents.

Stock Appreciation Rights. A participant who is awarded a SAR receives, upon exercise, a number of shares of our common stock, or cash (or a combination of shares of our common stock and cash) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the measurement price. The 2023 Plan provides that the measurement price of a SAR may not be less than 100% of the fair market value of our common stock on the date the SAR is granted (provided, however, that if our board of directors approves the grant of a SAR effective as of a future date, the measurement price shall not be less than 100% of the fair market value on such future date) and that SARs may not be granted with a term in excess of 10 years. No SARs granted under the 2023 Plan may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the 2023 Plan may provide for the payment or accrual of dividend equivalents.
Limitation on Repricing of Options or SARs. With respect to options and SARs, unless such action is approved by stockholders or otherwise permitted under the terms of the 2023 Plan in connection with certain changes in capitalization and reorganization events, we may not (i) amend any outstanding option or SAR granted under the 2023 Plan to provide an exercise price or measurement price per share that is lower than the then-current exercise price or measurement price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the 2023 Plan) and grant in substitution therefor new awards under the 2023 Plan (other than certain substitute awards issued in connection with a merger or consolidation of an entity with us or an acquisition by us, described above) covering the same or a different number of shares of our common stock and having an exercise price or measurement price per share lower than the then-current exercise price or measurement price per share of the cancelled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or measurement price per share above the then-current fair market value of our common stock, or (iv) take any other action under the 2023 Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the company’s stock is listed or traded.
Restricted Stock Awards. A participant who is granted a restricted stock award is entitled to acquire shares of our common stock, subject to our right to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Any dividends (whether paid in cash, stock or property) declared and paid by us with respect to shares of restricted stock will be paid to the participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. No interest will be paid on unvested dividends.
Restricted Stock Unit Awards. A participant who is granted an RSU award is entitled to receive shares of our common stock, or cash equal to the fair market value of such shares or a combination thereof, to be delivered at the time such award vests or on a deferred basis pursuant to the terms and conditions established by our board of directors. Our board of directors may provide that settlement of RSUs will be deferred, on a mandatory basis or at the election of the participant, in a manner that complies with Section 409A of the Code. A participant has no voting rights with respect to any RSU. An RSU award agreement may provide the applicable participant with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of our common stock. Any such dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which such dividend equivalents are awarded. No interest will be paid on dividend equivalents.
Other Stock-Based Awards. Under the 2023 Plan, our board of directors may grant other awards of shares of our common stock, and other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of our common stock or other property, having such terms and conditions as our board of directors may determine. We refer to these types of awards as other stock-based awards. Other stock-based awards may be available as a form of payment in settlement of other awards granted under the 2023 Plan or as payment in lieu of compensation to which a participant is otherwise entitled. Other stock-based awards may be paid in shares of our common stock or in cash, as our board of directors may determine. The award agreement of an other stock-based award may provide the participant who receives that award of an other stock-based award with the right to receive dividend equivalents. Dividend equivalents may be settled in cash and/or shares of our common stock and will be subject to the same restrictions on transfer and forfeitability as the other stock-based award with respect to which they are awarded. No interest will be paid on dividend equivalents.
Cash Awards. Under the 2023 Plan, the board of directors has the right to grant cash-based awards including awards subject to performance conditions.

Performance Conditions. Awards under the 2023 Plan may be made subject to the achievement of performance goals. Our board of directors may specify that the degree of granting, vesting and/or payout of any award subject to performance-based vesting conditions will be subject to the achievement of one or more of the following performance measures established by the board of directors, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following measures (and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the board of directors): (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets; (vi) new product or service releases; (vii) the achievement of qualitative or quantitative performance measures set forth in operating plans approved by the board of directors from time to time; (viii) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; (ix) improvement of financial ratings; (x) achievement of balance sheet or income statement objectives; (xi) total stockholder return or stock price; (xii) other comparable measures of financial and operational performance; (xiii) achievement of environmental, social, or governance objectives, and/or (xiv) any other measure selected by the board of directors. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The board of directors may specify that such performance measures will be adjusted to exclude any one or more of: (I) extraordinary items; (II) gains or losses on the dispositions of discontinued operations; (III) the cumulative effects of changes in accounting principles; (IV) the write-down of any asset; (V) fluctuation in foreign currency exchange rates; (VI) charges for restructuring and rationalization programs; (VII) non-cash, mark-to-market adjustments on derivative instruments; (VIII) amortization of purchased intangibles; (IX) the net impact of tax rate changes; (X) non-cash asset impairment charges; (XI) gains on extinguishment of the tax receivable agreement; and (XII) any other factors as the board of directors may determine. Such performance measures: (A) may vary by participant and may be different for different awards; (B) may be particular to a participant or the department, branch, line of business, subsidiary or other unit in which the participant works and (C) may cover such period as may be specified by the board of directors. The board of directors will have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the company or the financial statements of the company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles. Our board of directors may adjust the cash or number of shares payable pursuant to a performance award, and the board of directors may, at any time, waive the achievement of the applicable performance measures. Notwithstanding its designation as a performance award, no option or SAR will provide for the payment or accrual of dividend equivalents, any dividends declared and paid by the company with respect to shares of restricted stock will be subject to the same dividend rules for restricted stock awards not designated as a performance award and any right to receive dividend equivalents on an award of RSUs and other stock-based awards will be subject to the same dividend equivalent rules for such awards that are not designated as a performance award.
Eligibility to Receive Awards
All of our employees, officers, and directors, as well as our consultants and advisors, are eligible to receive awards under the 2023 Plan. However, incentive stock options may only be granted to our employees, employees of our present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

Transferability of Awards
Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by a participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, awards are exercisable only by the participant. However, except with respect to awards that are subject to Section 409A of the Code and incentive stock options, our board of directors may permit or provide in an award for the gratuitous transfer of the award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if we would be eligible to use a Form S-8 under the Securities Act of 1933, as amended, for the registration of the sale of the common stock subject to such award to the proposed transferee. Further, we are not required to recognize any such permitted transfer until such time as the permitted transferee has, as a condition to the transfer, delivered to us a written instrument in form and substance satisfactory to us confirming that such transferee will be bound by all of the terms and conditions of the award. None of the restrictions described in this paragraph prohibit a transfer from the participant to the company.
No Rights as a Stockholder; Clawback
No participant or designated beneficiary shall have any rights as a stockholder with respect to any shares of common stock to be distributed with respect to an award granted under the 2023 Plan until becoming a record holder of such shares, subject to the terms of an award agreement. In accepting an award under the 2023 Plan, a participant agrees to be bound by any clawback policy that the company has in effect or may adopt in the future.
Plan Benefits
As of March 31, 2023, over 200 persons were eligible to receive awards under the 2023 Plan, including five NEOs who are current employees, one other executive officer who is not an NEO (who is also a current employee), 196 employees (excluding NEOs and other executive officers), six non-employee directors, as well as a number of consultants and advisors.
On April 4, 2023, the last reported sale price of our common stock on the Nasdaq Stock Market was $26.24.

New Plan Benefits Table
The granting of any future benefits are discretionary and based on company and individual performance, and we cannot now determine the number or type of awards to be granted in the future to any particular group or person, other than as set forth in the table below. We are obligated, subject to the terms of our Non-Employee Director Compensation Policy, to grant each of our non-employee directors equity awards at each annual meeting consisting of $150,000 in stock options and $150,000 in RSUs, in each case using the grant date fair value at the close of business on the date of the annual meeting, provided that such non-employee director has served on the board of directors since the beginning of the year in which the meeting occurs and is serving as a director both immediately before and immediately after such annual meeting. If our stockholders do not approve the 2023 Plan, for 2023 we will grant the equity awards to the non-employee directors under the 2013 Plan.

Name and Position	Number of Shares of Common Stock Underlying Option Awards	Grant Date Fair Value of Option Awards ($)	Number of Shares of Common Stock Underlying Stock Awards	Grant Date Fair Value of Stock Awards ($)
Glenn P. Sblendorio	—	—	—	—
Pravin U. Dugel	—	—	—	—
David F. Carroll	—	—	—	—
Keith Westby	—	—	—	—
Christopher P. Simms	—	—	—	—
All current executive officers as a group	—	—	—	—
All current directors who are not executive officers as a group(1)	—	900,000	—	900,000
All employees, including all current officers who are not executive officers, as a group	—	—	—	—
(1)     Represents the annual equity awards to be granted in 2023 to each non-employee director. The number of equity awards to be granted will be determined based on the grant-date fair value of equity awards as described above and the closing price of our common stock on the Nasdaq Global Select Market on the date of the 2023 annual meeting. Excludes (i) equity awards that the non-employee directors will be entitled to receive under our Non-Employee Director Compensation Policy for years following 2023, and (ii) any discretionary awards that any non-employee director may be awarded under the 2023 Plan.
Administration
The 2023 Plan will be administered by our board of directors. Our board of directors has the authority to grant awards and to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2023 Plan that it deems advisable and to construe and interpret the provisions of the 2023 Plan and any award agreements entered into under the 2023 Plan. Our board of directors may correct any defect, supply any omission or reconcile any inconsistency in the 2023 Plan or any award. All actions and decisions by our board of directors with respect to the 2023 Plan and any awards made under the 2023 Plan will be made in our board of directors’ discretion and will be final and binding on all persons having or claiming any interest in the 2023 Plan or in any award.
Pursuant to the terms of the 2023 Plan, our board of directors may delegate any or all of its powers under the 2023 Plan to one or more committees or subcommittees of our board of directors. The board of directors has authorized the compensation and talent strategy committee to administer certain aspects of the 2023 Plan. Awards granted to non-employee directors must be granted and administered by a committee of the board of directors, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.
Subject to any requirements of applicable law, the board of directors may, by resolution, delegate to one or more persons (including officers) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant awards (subject to any limitations under the 2023 Plan) to eligible service providers of the company and to exercise such other powers under the

2023 Plan as the board of directors may determine, provided that the board of directors shall fix (i) the maximum number of awards, and the maximum number of shares issuable upon exercise thereof, that may be issued by such Delegated Persons, (ii) the time period during which such awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum amount of consideration (if any) for which such awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further that (I) no Delegated Person shall be authorized to grant awards to itself, and (II) no Delegated Person shall be authorized to grant awards to any “executive officer” (as defined by Rule 3b-7 under the Exchange Act, or to any “officer” (as defined by Rule 16a-1(f) under the Exchange Act).
Subject to applicable limitations contained in the 2023 Plan, the board of directors, the compensation and talent strategy committee, or any other committee or subcommittee or Delegated Person to whom the board of directors has delegated authority pursuant to the 2023 Plan, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock, cash or other consideration covered by awards and the terms and conditions of such awards, including the dates upon which such awards become exercisable or otherwise vest, (ii) the exercise or measurement price of awards, if any, and (iii) the duration of awards.
Except as otherwise provided in the 2023 Plan, each award under the 2023 Plan may be made alone or in addition or in relation to any other award. The terms of each award need not be identical, and our board of directors need not treat participants uniformly. Our board of directors will determine the effect on an award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a participant, and the extent to which, and the period during which, the participant (or the participant’s legal representative, conservator, guardian or designated beneficiary) may exercise rights or receive any benefits under an award.
The board of directors may at any time provide that any award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.
In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of our common stock, other than an ordinary cash dividend, we are required to make equitable adjustments (or make substituted awards, as applicable), in the manner determined by our board of directors, to (i) the number and class of securities available under the 2023 Plan, (ii) the share counting rules set forth in the 2023 Plan, (iii) the number and class of securities and exercise price per share of each outstanding option, (iv) the share- and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of restricted stock, and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU award and each outstanding other stock-based award. In the event we effect a split of our common stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then a participant who exercises an option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of common stock acquired upon such option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
We will indemnify and hold harmless each director, officer, employee or agent to whom any duty or power relating to the administration or interpretation of the 2023 Plan has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with our board of directors’ approval) arising out of any act or omission to act concerning the 2023 Plan unless arising out of such person’s own fraud or bad faith.
Amendment of awards. Except as otherwise provided under the 2023 Plan with respect to repricing outstanding stock options or SARs and with respect to other actions requiring stockholder approval, our board of directors may amend, modify or terminate any outstanding award, including but not limited to, substituting therefor another award of the same or a different type, changing the date of exercise or realization, and converting an incentive stock option to a non-statutory stock option, provided that the participant’s consent to any such action will be required unless our board of directors determines that the action, taking into account any related action, does not materially and adversely affect the participant’s rights under the 2023 Plan or the change is otherwise permitted under the terms of the 2023 Plan in connection with certain corporate events.

Reorganization Events
The 2023 Plan contains provisions addressing the consequences of any reorganization event. A reorganization event is defined under the 2023 Plan as (i) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, or is cancelled, (ii) any transfer or disposition of all of our common stock for cash, securities or other property pursuant to a share exchange or other transaction or (iii) our liquidation or dissolution.
Provisions Applicable to Awards Other than Restricted Stock. Under the 2023 Plan, if a reorganization event occurs, subject to the change in control event provisions described below in the case of a reorganization event that is also a change in control event (as defined below), our board of directors may take any one or more of the following actions as to all or any (or any portion of) outstanding awards other than restricted stock on such terms as our board of directors determines (except to the extent specifically provided otherwise in an applicable award agreement or another agreement between a participant and us): (i) provide that such awards shall be assumed, or substantially equivalent awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to a participant, provide that all of the participant’s unvested awards will be forfeited immediately before the reorganization event and/or that all of the participant’s unexercised awards will terminate immediately prior to the consummation of such reorganization event unless exercised by the participant (to the extent then exercisable) within a specified period following the date of such notice, (iii) provide that outstanding awards shall become exercisable, realizable, or deliverable, or restrictions applicable to an award shall lapse, in whole or in part prior to or upon such reorganization event, (iv) in the event of a reorganization event under the terms of which holders of our common stock will receive upon consummation thereof a cash payment for each share surrendered in the reorganization event, which we refer to as the Acquisition Price, make or provide for a cash payment to participants with respect to each award held by a participant equal to (I) the number of shares of our common stock subject to the vested portion of the award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such reorganization event) multiplied by (II) the excess, if any, of (A) the Acquisition Price over (B) the exercise, measurement or purchase price of such award and any applicable tax withholdings, in exchange for the termination of such award, provided, that if the Acquisition Price per share (as determined by our board of directors) does not exceed the exercise price of the award, then the award will be cancelled without any payment of consideration, (v) provide that, in connection with our liquidation or dissolution, awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings) and (vi) any combination of the foregoing.
Our board of directors is not obligated to treat all awards, all awards held by a participant, or all awards of the same type, identically. Certain RSU awards that are subject to Section 409A of the Code will be settled in accordance with the terms of the applicable award agreement or as otherwise specified in the 2023 Plan. Our board of directors, with reasonable notice to participants holding options or SARs, may impose a limitation on the ability of these participants to exercise their awards for the minimum number of days prior to the closing of the reorganization event as is reasonably necessary to facilitate the orderly closing of the reorganization event.
Provisions Applicable to Restricted Stock. Upon the occurrence of a reorganization event other than our liquidation or dissolution, our repurchase and other rights with respect to outstanding restricted stock will inure to the benefit of our successor and will, unless our board of directors determines otherwise, apply to the cash, securities or other property which our common stock was converted into or exchanged for pursuant to such reorganization event in the same manner and to the same extent as they applied to such restricted stock. However, our board of directors may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any restricted stock or any other agreement between a participant and us, either initially or by amendment or provide for forfeiture of such restricted stock if issued at no cost. Upon the occurrence of a reorganization event involving our liquidation or dissolution, except to the extent specifically provided to the contrary in the instrument evidencing any award of restricted stock or any other agreement between the participant and us, all restrictions and conditions on all restricted stock then outstanding shall automatically be deemed terminated or satisfied.
Change in Control Events
Notwithstanding the provisions of the 2023 Plan related to reorganization events described above, except to the extent explicitly provided to the contrary in the applicable award agreement, each option, restricted stock award, or RSU that vests solely based on the passage of time will vest in full if, on or prior to the first anniversary of a change in control event (as defined below), the participant’s employment with us or the acquiring or succeeding corporation is terminated for good reason (as defined below) by the participant or is terminated without cause (as defined below) by us or the acquiring or succeeding corporation. The board of directors may specify in the applicable award agreement the effect of a change in control event on any SAR, any option, restricted stock award or RSU that includes vesting criteria other than solely the passage of time, and any cash-based award or other stock-based award granted under the 2023 Plan.
A change in control event is defined under the 2023 Plan as (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act)) (a “Person”) of beneficial ownership of any capital stock of the company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of the combined voting power of the then-outstanding securities of the company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this clause (i), the following acquisitions shall not constitute a change in control event: (1) any acquisition directly from the company or (2) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the board of directors (or, if applicable, the board of directors of a successor corporation to the company), where the term “Continuing Director” means at any date a member of the board of directors (x) who was a member of the board of directors on the date of the initial adoption of this Plan by the board of directors or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the board of directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; or (iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the company or a sale or other disposition of all or substantially all of the assets of the company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the company or substantially all of the company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Voting Securities immediately prior to such Business Combination and (y) no Person beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or (iv) the liquidation or dissolution of the company.
Good reason is defined under the 2023 Plan as the occurrence of any of the following without the participant’s prior written consent: (i) any change in the participant’s position, title or reporting relationship with the company from and after a reorganization event or change in control event that diminishes in any material respect the authority, duties or responsibilities of the participant as in effect immediately preceding the reorganization event or change in control event, as the case may be; provided, however, that a change in the participant’s title or reporting relationship solely due to the company becoming a division, subsidiary or other similar part of a larger organization following a reorganization event or change in control event shall not by itself constitute good reason; or (ii) any material reduction in the participant’s annual base compensation from and after a reorganization event or change in control event, as the case may be. Notwithstanding the foregoing, good reason shall not be deemed to have occurred unless (x) the participant provides the company with written notice that the participant intends to terminate employment for one of the grounds set forth in subsections (i) or (ii) within sixty (60) days of such ground(s) arising, (y) if such ground is capable of being cured, the company has failed to cure such ground within a period of thirty (30) days from the date of such written notice, and (z) the participant terminates employment within six (6) months from the date that good reason first occurs.
Cause is defined under the 2023 Plan as the occurrence of any of the following: (i) the participant’s willful failure to perform in any material respect participant’s material duties or responsibilities for the company, which is not cured within 30 days of written notice thereof to the participant from the company; (ii) repeated unexplained or unjustified absence from the company inconsistent with the participant’s duties and responsibilities for the company, which continues without explanation or justification after written notice thereof to the participant from the company; (iii) participant’s willful misconduct that causes material and demonstrable monetary or reputational injury to the company, including, but not limited to, misappropriation or conversion of assets of the company (other than non-material assets); or (iv) the conviction of the participant of, or the entry of a plea of guilty or nolo contendere by the participant to, any crime involving moral turpitude or any felony.
Provisions for Foreign Participants
The board of directors may establish one or more sub-plans under the 2023 Plan to satisfy applicable securities, tax or other laws of various jurisdictions. The board of directors will establish such sub-plans by adopting supplements to the 2023 Plan containing any limitations on the board of directors’ discretion under the 2023 Plan and any additional terms and conditions not otherwise inconsistent with the 2023 Plan as the board of directors deems necessary or desirable. All supplements adopted by the board of directors will be deemed to be part of the 2023 Plan, but each supplement will only apply to participants within the affected jurisdiction.
Withholding
The participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before we will deliver stock certificates or otherwise recognize ownership of common stock under an award. We may elect to satisfy the withholding obligations through additional withholding on salary or wages. If we elect not to or cannot withhold from other compensation, the participant must pay us the full amount, if any, required for withholding or have a broker tender to us cash equal to the withholding obligations. Payment of withholding obligations is due before we will issue any shares on exercise, vesting or release from forfeiture of an award or at the same time as payment of the exercise or purchase price, unless we determine otherwise. If provided for in an award or approved by the board of directors, a participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of common stock, including shares retained from the award creating the tax obligation, valued at their fair market value. However, except as otherwise provided by the board of directors, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed our minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that we are able to retain shares of common stock having a fair market value that exceeds the statutory minimum applicable withholding tax without financial accounting implications or we are withholding in a jurisdiction that does not have a statutory minimum withholding tax, we may retain such number of shares (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax) as we shall determine to be necessary to satisfy the tax liability associated with any award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
Amendment or Termination
If we receive stockholder approval of the 2023 Plan, no award may be granted under the 2023 Plan after May 17, 2033, but awards previously granted may extend beyond that date. Our board of directors may amend, suspend or terminate the 2023 Plan or any portion of the 2023 Plan at any time, except that (i) no amendment may be made to the plan to permit an option or SAR to be repriced without stockholder approval and (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which we maintain our primary listing may be made effective unless and until such amendment has been approved by our stockholders. If the national securities exchange on which we maintain our primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if our common stock is not then listed on any national securities exchange), no amendment of the 2023 Plan materially increasing the number of shares authorized under the plan (other than as provided under the 2023 Plan with respect to certain corporate events or substitute awards), expanding the types of awards that may be granted under the plan or materially expanding the class of participants eligible to participate in the plan will be effective unless and until our stockholders approve such amendment. If at any time the approval of our stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, our board of directors may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2023 Plan adopted in accordance with the procedures described above will apply to, and be binding on the holders of, all awards outstanding under the 2023 Plan at the time the amendment is adopted, provided that our board of directors’ determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2023 Plan. No award will be made that is conditioned on stockholder approval of any amendment to the 2023 Plan unless the award provides that (x) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date the award was granted and (y) it may not be exercised or settled (or otherwise result in the issuance of shares of our common stock) prior to the receipt of such stockholder approval.
If stockholders do not approve the 2023 Plan, the 2023 Plan will not go into effect, and we will not grant any awards under the 2023 Plan. In this event, the board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.
Federal Income Tax Consequences
The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 2023 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. In addition, this summary assumes that all awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below.
Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by the company or its corporate parent or 50% or majority-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Non-statutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.
A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Non-statutory Stock Options. A participant will not have income upon the grant of a non-statutory stock option. A participant will have compensation income upon the exercise of a non-statutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.
Stock Appreciation Rights. A participant will not have income upon the grant of a SAR. A participant generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units. A participant will not have income upon the grant of an RSU. A participant is not permitted to make a Section 83(b) election with respect to an RSU award. When the shares of common stock are delivered with respect to the RSUs (which may be upon vesting or may be at a later date), the participant will have income on the date of delivery in an amount equal to the fair market value of the stock on such date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the delivery date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the 2023 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, and the participant’s holding period and tax basis for the award or underlying common stock.
Tax Consequences to the Company. There will be no tax consequences to the company except that the company will be entitled to a deduction when a participant has compensation income, subject to the limitations of Section 162(m) of the Code.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE IVERIC BIO, INC. 2023 STOCK INCENTIVE PLAN.

Proposal 5: To Ratify the Selection of Ernst & Young LLP as IVERIC's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023
The audit committee of our board of directors has selected the firm of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Ernst & Young LLP has served as our independent registered public accounting firm since 2008 and has audited our financial statements since the fiscal year ended December 31, 2007, which was the first year of our operations. Although stockholder approval of the selection of Ernst & Young LLP is not required by law or Nasdaq rules, our audit committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the 2023 annual meeting, our audit committee may reconsider this selection.
Representatives of Ernst & Young LLP are expected to be present at the 2023 annual meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS IVERIC'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

OWNERSHIP OF COMMON STOCK
The following table sets forth information with respect to the beneficial ownership of our common stock as of March 27, 2023 by:
•each of our directors;
•each of our named executive officers;
•all of our directors and current executive officers as a group; and
•each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.
The percentages in the columns entitled “Shares Beneficially Owned” are based on a total of: 137,234,392 shares of our common stock outstanding as of March 27, 2023.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options or warrants that were currently exercisable as of March 27, 2023 or exercisable within 60 days of March 27, 2023 are considered outstanding and beneficially owned by the person holding the options or warrants for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Restricted stock units that are scheduled to vest during the 60-day period following March 27, 2023 are considered outstanding and beneficially owned by the person holding the restricted stock units for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of the beneficial owner is c/o IVERIC bio, Inc., 8 Sylvan Way, Parsippany, New Jersey, 07054.
Beneficial ownership representing less than one percent of our outstanding common stock is denoted with an “*.”

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Named Executive Officers and Directors
Glenn P. Sblendorio (1)	1,565,377	1.1%
Pravin U. Dugel (2)	553,660	*
David F. Carroll (3)	583,306	*
Keith Westby (4)	482,210	*
Christopher P. Simms (5)	120,137	*
Mark Blumenkranz, M.D. (6)	100,052	*
Axel Bolte (7)	124,774	*
Adrienne L. Graves, Ph.D. (7)	124,774	*
Jane P. Henderson (8)	140,774	*
Calvin W. Roberts, M.D. (9)	149,774	*
Christine A. Miller (10)	39,688	*
All Current Executive Officers and Directors as a Group (12 persons) (11)	4,098,150	2.9%
5% Stockholders
Entities Affiliated with BlackRock, Inc. (12)	9,751,155	7.1%
Entities Affiliated with Deep Track Capital, LP (13)	7,878,119	5.7%
Entities Affiliated with Vanguard Group, Inc. (14)	10,152,003	7.4%

(1)    Consists of (i) 228,191 shares of common stock and (ii) 1,337,186 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date.
(2)    Consists of (i) 148,723 shares of common stock, (ii) 54,312 shares of restricted stock units that are scheduled to vest during the 60-day period following March 27, 2023 and (iii) 350,625 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date.
(3)    Consists of (i) 68,472 shares of common stock and (ii) 514,834 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date.
(4)    Consists of (i) 39,652 shares of common stock and (ii) 442,558 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date.
(5)    Consists of (i) 32,429 shares of common stock and (ii) 87,708 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date.
(6)    Consists of (i) 17,500 shares of common stock, (ii) 14,588 shares of restricted stock units that are scheduled to vest during the 60-day period following March 27, 2023 and (iii) 67,964 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date.
(7)    Consists of (i) 7,500 shares of common stock, (ii) 14,588 shares of restricted stock units that are scheduled to vest during the 60-day period following March 27, 2023 and (iii) 102,686 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date.
(8)    Consists of (i) 7,500 shares of common stock, (ii) 14,588 shares of restricted stock units that are scheduled to vest during the 60-day period following March 27, 2023 and (iii) 118,686 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date.
(9)    Consists of (i) 32,500 shares of common stock, (ii) 14,588 shares of restricted stock units that are scheduled to vest during the 60-day period following March 27, 2023 and (iii) 102,686 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date.
(10)    Consists of (i) 5,000 shares of common stock, (ii) 8,075 shares of restricted stock units that are scheduled to vest during the 60-day period following March 27, 2023 and (iii) 26,613 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date.
(11)    Consists of (i) 637,758 shares of common stock, (ii) 3,325,065 shares of common stock underlying options that are exercisable as of March 27, 2023, or will become exercisable within 60 days after such date and (iii) 135,327 shares of restricted stock units that are scheduled to vest during the 60-day period following March 27, 2023.
(12)     Consists of 9,751,155 shares of common stock reported as beneficially owned by BlackRock, Inc. ("BlackRock"), of which BlackRock reports sole voting power with respect to 9,613,186 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 9,751,155 shares and shared dispositive power with respect to zero shares. BlackRock is a parent holding company or controlling person reporting the shares owned by its subsidiaries, BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Investment Management (Australia) Limited,

BlackRock Fund Managers Ltd, BlackRock Asset Management Schweiz AG and BlackRock Investment Management, LLC, none of which individually owns 5% or greater of shares of our common stock. The address for BlackRock is 55 East 52nd Street, New York, NY 10055. We obtained the information regarding beneficial ownership of these shares solely from a Schedule 13G/A that was filed with the SEC on January 31, 2023.
(13)    Consists of 7,878,119 shares of common stock reported as beneficially owned by Deep Track Capital, LP ("Deep Track Capital"), Deep Track Biotechnology Master Fund, Ltd. ("Deep Track Biotech") and David Kroin ("Kroin"), of which each of them reports sole voting power with respect to zero shares, shared voting power with respect to 7,878,119 shares, sole dispositive power with respect to zero shares and shared dispositive power with respect to 7,878,119 shares. Kroin may be considered a control person for Deep Track Capital. The address for Deep Track Capital and Kroin is 200 Greenwich Avenue, 3rd Floor, Greenwich, CT 06830 and the address for Deep Track Biotech is 190 Elgin Avenue, George Town, KY1-9001, Cayman Islands. We obtained the information regarding beneficial ownership of these shares solely from a Schedule 13G/A that was filed with the SEC on February 14, 2023.
(14)    Consists of 10,152,003 shares of common stock reported as beneficially owned by The Vanguard Group ("Vanguard"), of which Vanguard reports sole voting power with respect to zero shares, shared voting power with respect to 226,439 shares, sole dispositive power with respect to 9,824,876 shares and shared dispositive power with respect to 327,127 shares. The address for Vanguard is 100 Vanguard Blvd. Malvern, PA 19355. We obtained the information regarding beneficial ownership of these shares solely from a Schedule 13G that was filed with the SEC on February 9, 2023.

OTHER MATTERS
Our board of directors does not know of any other matters that may come before the 2023 annual meeting. However, if any other matters are properly presented to the 2023 annual meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.
Solicitation of Proxies
This proxy is solicited on behalf of our board of directors. We will bear the expenses connected with this proxy solicitation. We have retained Innisfree M&A Inc., or Innisfree, to assist us in our proxy solicitation. We will pay Innisfree a base fee of $20,000, plus an additional fee of $10,000 if the 2023 Stock Incentive Plan is approved by our stockholders, and reimbursement of out-of pocket expenses. We expect to pay banks, brokers and other nominees their reasonable expenses for forwarding proxy materials and annual reports to principals and obtaining their voting instructions. In addition to the use of the mails and the Internet, our directors, officers and employees may, without additional remuneration, solicit proxies by use of other communications media.
Householding of Annual Meeting Materials
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of either document to any stockholder upon request submitted in writing to us at our principal offices at 8 Sylvan Way, Parsippany, NJ 07054 Attn: Corporate Secretary, or by email at proxyrequest@ivericbio.com, or if you contact us by telephone at (609) 474-6455. Any stockholder who wants to receive separate copies of the annual report and proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker or other nominee record holder, or contact us at the above email address.
Deadline for Submission of Stockholder Proposals for 2024 Annual Meeting of Stockholders
Proposals of stockholders intended to be presented at our 2024 annual meeting of stockholders pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by us at our principal offices, Attention: Corporate Secretary, no later than December 8, 2023, the date that is 120 days prior to the first anniversary of the mailing of the Notice Regarding the Availability of Proxy Materials for the 2023 annual meeting, in order to be included in the proxy statement and proxy card relating to that meeting.
If a stockholder wishes to present a proposal at our 2024 annual meeting of stockholders, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, pursuant to the advance notice provision in our bylaws, such stockholder must give written notice to our Secretary at our principal executive offices at the address noted above. The Secretary must receive such notice no earlier than January 18, 2024, and no later than February 17, 2024, provided that if the date of the 2024 annual meeting of stockholders is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the 2023 annual meeting, such notice must instead be received by the Secretary no earlier than the 120th day prior to the 2024 annual meeting of stockholders and not later than the close of business on the later of (i) the 90th day prior to the 2024 annual meeting of stockholders and (ii) the tenth day following the day on which notice of the date of the 2024 annual meeting of stockholders was mailed or public disclosure of the date of the 2024 annual meeting of stockholders was made, whichever occurs first.
In addition to satisfying the advance notice procedure in our bylaws relating to nominations of director candidates, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than March 18, 2024. If the date of the 2024 annual meeting of stockholders changes by more than 30 calendar days from the date of the 2023 annual meeting of stockholders, such notice must instead be provided by the later of 60 calendar days prior to the date of the 2024 annual meeting of stockholders or the 10th calendar day following public announcement by the Company of the date of the 2024 annual meeting of stockholders.

Appendix A: Amendment to Restated Certificate of Incorporation
CERTIFICATE OF AMENDMENT
TO RESTATED CERTIFICATE OF INCORPORATION OF
IVERIC BIO, INC.

(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)

IVERIC bio, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

A. The Board of Directors of the Corporation duly adopted resolutions, pursuant to Section 242 of the General Corporation Law, setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation and declaring such amendment to be advisable. The stockholders of the Corporation duly approved such proposed amendment in accordance with Section 242 of the General Corporation Law.

B. The first paragraph of Article FOURTH of the Restated Certificate of Incorporation of the Corporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 305,000,000 shares, consisting of (i) 300,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and (ii) 5,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”).”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by a duly authorized officer as of this _____ day of ______, 2023.

IVERIC BIO, INC.

By:    ________________________
Name:
Title:

Appendix B: 2023 Stock Incentive Plan

IVERIC BIO, INC.
2023 STOCK INCENTIVE PLAN
1.Purpose
The purpose of this 2023 Stock Incentive Plan (the “Plan”) of IVERIC bio, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).
2.Eligibility
All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company (as the terms consultants and advisors are defined and interpreted for purposes of Form S-8 under the Securities Act of 1933, as amended (the “Securities Act”), or any successor form) are eligible to be granted Awards (as defined below) under the Plan. Each person who is granted an Award under the Plan is deemed a “Participant.” The Plan provides for the following types of awards, each of which is referred to as an “Award”: Options (as defined in Section 5), SARs (as defined in Section 6), Restricted Stock (as defined in Section 7), RSUs (as defined in Section 7), Other Stock-Based Awards (as defined in Section 8) and Cash-Based Awards (as defined in Section 8). Any type of Award may be granted as a Performance Award under Section 9. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.
3.Administration and Delegation
(a)Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may construe and interpret the terms of the Plan and any Award agreements entered into under the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award. All actions and decisions by the Board with respect to the Plan and any Awards shall be made in the Board’s discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.
(b)Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the Delegated Persons referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or such Delegated Persons.
(c)Delegation to Delegated Persons. Subject to any requirements of applicable law (including as applicable Sections 152(b) and 157(c) of the General Corporation Law of the State of Delaware), the Board may, by resolution, delegate to one or more persons (including officers of the Company) or bodies (such persons or bodies, the “Delegated Persons”) the power to grant Awards (subject to any limitations under the Plan) to eligible service providers of the Company and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix: (i) the maximum number of Awards, and the maximum number of shares issuable upon exercise thereof, that may be issued by such Delegated Persons, (ii) the time period during which such Awards, and during which the shares issuable upon exercise thereof, may be issued, and (iii) the minimum amount of consideration (if any) for which such Awards may be issued, and a minimum amount of consideration for the shares issuable upon exercise thereof; and provided further, that no Delegated Person shall be authorized to grant Awards to itself; and provided further, that no Delegated Person shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act).
(d)Awards to Non-Employee Directors. Awards to non-employee directors will be granted and administered by a Committee, all of the members of which are independent directors as defined by Section 5605(a)(2) of the Nasdaq Marketplace Rules.
4.Stock Available for Awards
(a)Number of Shares; Share Counting.

(i)Authorized Number of Shares. Subject to adjustment under Section 10, Awards may be made under the Plan (any or all of which Awards may be in the form of Incentive Stock Options, as defined in Section 5(b), provided that the total number of shares under Incentive Stock Options made under the Plan shall not exceed 9,000,000 shares of Common Stock) for up to a number of shares of common stock, $0.001 par value per share, of the Company (the “Common Stock”), as is equal to the sum of:
(1)9,000,000 shares of Common Stock; and
(2)such additional number of shares of Common Stock as is equal to the number of shares of Common Stock subject to awards granted under the Company’s 2013 Stock Incentive Plan, as amended (the “Existing Plan”) or the Company’s Amended and Restated 2007 Stock Incentive Plan, as amended, that are outstanding as of the date that the Plan is approved by the Company’s stockholders (the “Effective Date”) and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right (subject, however, in the case of Incentive Stock Options to any limitations under the Code).
Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.
(ii)Share Counting. For purposes of counting the number of shares available for the grant of Awards under the Plan under this Section 4(a):
(1)all shares of Common Stock covered by SARs shall be counted against the number of shares available for the grant of Awards under the Plan; provided, however, that (i) SARs that may be settled only in cash shall not be so counted and (ii) if the Company grants an SAR in tandem with an Option for the same number of shares of Common Stock and provides that only one such Award may be exercised (a “Tandem SAR”), only the shares covered by the Option, and not the shares covered by the Tandem SAR, shall be so counted, and the expiration of one in connection with the other’s exercise will not restore shares to the Plan;
(2)to the extent that an RSU may be settled only in cash, no shares shall be counted against the shares available for the grant of Awards under the Plan;
(3)if any Award (i) expires or is terminated, surrendered or cancelled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or (ii) results in any Common Stock not being issued (including as a result of an SAR or an RSU that was settleable either in cash or in stock actually being settled in cash), the unused Common Stock covered by such Award shall again be available for the grant of Awards; provided, however, that (1) in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code, (2) in the case of the exercise of an SAR, the number of shares counted against the shares available under the Plan shall be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise and (3) the shares covered by a Tandem SAR shall not again become available for grant upon the expiration or termination of such Tandem SAR;
(4)shares of Common Stock delivered (either by actual delivery, attestation or net exercise) to the Company by a Participant to (i) purchase shares of Common Stock upon the exercise of an Award or (ii) satisfy tax withholding obligations with respect to Awards (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares available for the future grant of Awards; and
(5)shares of Common Stock repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of shares available for future grant of Awards.
(b)Limit on Awards to Non-Employee Directors. The maximum aggregate amount of cash and value of Awards (calculated based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director shall not exceed $750,000 in the case of an incumbent director; provided, however, that such maximum aggregate amount shall not exceed $1,000,000 in any calendar year for any individual non-employee director in such non-employee director’s initial year of election or appointment; and provided, further, however, that fees paid by the Company on behalf of any non-employee director in connection with regulatory compliance and any amounts paid to a non-employee director as reimbursement of an expense shall not count against the foregoing limit. The Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation. For the avoidance of doubt, this limitation shall not apply to cash or Awards granted to a non-employee director in his or her capacity as an advisor or consultant to the Company.
(c)Substitute Awards. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Awards contained in the Plan.

Substitute Awards shall not count against the overall share limit set forth in Section 4(a)(1) or any sublimits contained in the Plan, except as may be required by reason of Section 422 and related provisions of the Code.
5.Stock Options
(a)General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.
(b)Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of IVERIC bio, Inc., any of IVERIC bio, Inc.’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. An Option that is not intended to be an Incentive Stock Option shall be designated a “Nonstatutory Stock Option.” The Company shall have no liability to a Participant, or any other person, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or if the Company converts an Incentive Stock Option to a Nonstatutory Stock Option.
(c)Exercise Price. The Board shall establish the exercise price of each Option or the formula by which such exercise price will be determined. The exercise price shall be specified in the applicable Option agreement. The exercise price shall be not less than 100% of the Grant Date Fair Market Value (as defined below) of the Common Stock on the date the Option is granted; provided that if the Board approves the grant of an Option with an exercise price to be determined on a future date, the exercise price shall be not less than 100% of the Grant Date Fair Market Value on such future date. “Grant Date Fair Market Value” of a share of Common Stock for purposes of the Plan will be determined as follows:
(i) if the Common Stock trades on a national securities exchange, the closing sale price (for the primary trading session) on the date of grant; or
(ii) if the Common Stock does not trade on any such exchange, the average of the closing bid and asked prices on the date of grant as reported by an over-the-counter marketplace designated by the Board; or
(iii) if the Common Stock is not publicly traded, the Board will determine the Grant Date Fair Market Value for purposes of the Plan using any measure of value it determines to be appropriate (including, as it considers appropriate, relying on appraisals) in a manner consistent with the valuation principles under Code Section 409A of the Code or any successor provision thereto, and the regulations thereunder (“Section 409A”), except as the Board may expressly determine otherwise.
For any date that is not a trading day, the Grant Date Fair Market Value of a share of Common Stock for such date will be determined by using the closing sale price or average of the bid and asked prices, as appropriate, for the immediately preceding trading day and with the timing in the formulas above adjusted accordingly. The Board can substitute a particular time of day or other measure of “closing sale price” or “bid and asked prices” if appropriate because of exchange or market procedures or can, use weighted averages either on a daily basis or such longer period, in each case to the extent permitted by Section 409A.
The Board shall determine the Grant Date Fair Market Value for purposes of the Plan, and all Awards are conditioned on the Participant’s agreement that the Board’s determination is conclusive and binding even though others might make a different determination.
(d)Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.
(e)Exercise of Options. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in Section 5(f)) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.
(f)Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
(i) in cash or by check, payable to the order of the Company;
(ii) except as may otherwise be provided in the applicable Option agreement or approved by the Board, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company funds sufficient to pay the exercise price and any required tax withholding;
(iii) to the extent provided for in the applicable Option agreement or approved by the Board, by delivery (either by actual delivery or attestation) of shares of Common Stock owned by the Participant valued at their fair market value (valued in the manner determined or approved by the Board), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company, was owned by the Participant for such minimum period of time, if any, as may be established by the Board and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
(iv) to the extent provided for in the applicable Nonstatutory Stock Option agreement or approved by the Board, by delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (i) the number of shares underlying the portion of the Option being exercised, less (ii) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the fair market value of the Common Stock (valued in the manner determined or approved by the Board) on the date of exercise;
(v) to the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Board, by payment of such other lawful consideration as the Board may determine; provided, however, that in no event may a promissory note of the Participant be used to pay the Option exercise price; or
(vi) by any combination of the above permitted forms of payment.
(g)Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option; (2) cancel any outstanding option (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option; (3) cancel in exchange for a cash payment any outstanding Option with an exercise price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market or any other exchange or marketplace on which the Company’s stock is listed or traded (the “Exchange”).
(h)No Reload Options. No Option granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional Options in connection with any exercise of the original Option.
(i)No Dividend Equivalents. No Option shall provide for the payment or accrual of dividend equivalents.
6.Stock Appreciation Rights
(a)General. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock (valued in the manner determined or approved by the Board) over the measurement price established pursuant to Section 6(b). The date as of which such appreciation is determined shall be the exercise date.
(b)Measurement Price. The Board shall establish the measurement price of each SAR and specify it in the applicable SAR agreement. The measurement price shall not be less than 100% of the Grant Date Fair Market Value of the Common Stock on the date the SAR is granted; provided that if the Board approves the grant of an SAR effective as of a future date, the measurement price shall be not less than 100% of the Grant Date Fair Market Value on such future date.
(c)Duration of SARs. Each SAR shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable SAR agreement; provided, however, that no SAR will be granted with a term in excess of 10 years.
(d)Exercise of SARs. SARs may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with any other documents required by the Board.
(e)Limitation on Repricing. Unless such action is approved by the Company’s stockholders, the Company may not (except as provided for under Section 10): (1) amend any outstanding SAR granted under the Plan to provide a measurement price per share that is lower than the then-current measurement price per share of such outstanding SAR; (2) cancel any outstanding SAR (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan (other than Awards granted pursuant to Section 4(c)) covering the same or a different number of shares of Common Stock and having an exercise or measurement price per share lower than the then-current measurement price per share of the cancelled SAR; (3) cancel in exchange for a cash payment any outstanding SAR with a measurement price per share above the then-current fair market value of the Common Stock (valued in the manner determined or approved by the Board); or (4) take any other action under the Plan that constitutes a “repricing” within the meaning of the rules of the Exchange.
(f)No Reload SARs. No SAR granted under the Plan shall contain any provision entitling the Participant to the automatic grant of additional SARs in connection with any exercise of the original SAR.
(g)No Dividend Equivalents. No SAR shall provide for the payment or accrual of dividend equivalents.
7.Restricted Stock; RSUs
(a)General. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests or on a deferred basis (“RSUs”).
(b)Terms and Conditions for Restricted Stock and RSUs. The Board shall determine the terms and conditions of Restricted Stock and RSUs, including the conditions for vesting and repurchase (or forfeiture) and the issue price, if any.
(c)Additional Provisions Relating to Restricted Stock.
(i)Dividends. Any dividends (whether paid in cash, stock or property) declared and paid by the Company with respect to shares of Restricted Stock (“Unvested Dividends”) shall be paid to the Participant only if and when such shares become free from the restrictions on transferability and forfeitability that apply to such shares. Each payment of Unvested Dividends will be made no later than the end of the calendar year in which the dividends are paid to stockholders of that class of stock or, if later, the 15th day of the third month following the lapsing of the restrictions on transferability and the forfeitability provisions applicable to the underlying shares of Restricted Stock. No interest will be paid on Unvested Dividends.
(ii)Stock Certificates/Issuance. The Company may require that any stock certificates issued in respect of shares of Restricted Stock, as well as dividends or distributions paid on such Restricted Stock, shall be deposited in escrow by the Participant, together with a stock power endorsed in blank, with the Company (or its designee) or, alternatively, that such shares be issued in book entry only, in the name of the Participant with appropriate transfer and forfeiture restrictions. At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions (or, to the extent the Restricted Stock was issued in book entry, remove the restrictions) to the Participant or if the Participant has died, to his or her Designated Beneficiary (as defined below).
(d)Additional Provisions Relating to RSUs.
(i) Settlement. Upon the vesting of and/or lapsing of any other restrictions with respect to each RSU, the Participant shall be entitled to receive from the Company (i.e., settlement) the number of shares of Common Stock specified in the Award agreement or (if so provided in the applicable Award agreement or otherwise determined by the Board) an amount of cash equal to the fair market value (valued in the manner determined or approved by the Board) of such number of shares or a combination thereof. The Board may provide that settlement of RSUs shall be deferred, on a mandatory basis or at the election of the Participant, in a manner that complies with Section 409A.
(ii) Voting Rights. A Participant shall have no voting rights with respect to any RSUs.
(iii) Dividend Equivalents. The Award agreement for RSUs may provide Participants with the right to receive an amount equal to any dividends or other distributions declared and paid on an equal number of outstanding shares of Common Stock (“Dividend Equivalents”). Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to RSUs will be subject to the same restrictions on transfer and forfeitability as the RSUs with respect to which paid. No interest will be paid on Dividend Equivalents.
8.Other Stock-Based and Cash-Based Awards
(a)General. The Board may grant other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of Common Stock or cash, as the Board shall determine. The Company may also grant Awards denominated in cash rather than shares of Common Stock (“Cash-Based Awards”).

(b)Terms and Conditions. Subject to the provisions of the Plan, the Board shall determine the terms and conditions of each Other Stock-Based Award or Cash-Based Award, including any purchase price applicable thereto.
(c)Dividend Equivalents. The Award agreement for an Other Stock-Based Award may provide Participants with the right to receive Dividend Equivalents. Dividend Equivalents may be credited to an account for the Participant and may be settled in cash and/or shares of Common Stock, in each case to the extent provided in the applicable Award agreement. Dividend Equivalents with respect to Other-Stock Based Awards will be subject to the same restrictions on transfer and forfeitability as the Other Stock-Based Award with respect to which paid. No interest will be paid on Dividend Equivalents.
9.Performance Awards.
(a)Grants. Awards under the Plan may be made subject to the achievement of performance goals pursuant to this Section 9 (“Performance Awards”).
(b)Performance Measures. The Board may specify that the degree of granting, vesting and/or payout of any Performance Award shall be subject to the achievement of one or more performance measures established by the Board, which may be based on the relative or absolute attainment of specified levels of one or any combination of the following, and which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Board: (i) the entry into an arrangement or agreement with a third party for the development, commercialization, marketing or distribution of products, services or technologies, or for conducting a research program to discover and develop a product, service or technology, and/or the achievement of milestones under such arrangement or agreement, including events that trigger an obligation or payment right; (ii) achievement of domestic and international regulatory milestones, including the submission of filings required to advance products, services and technologies in clinical development and the achievement of approvals by regulatory authorities relating to the commercialization of products, services and technologies; (iii) the achievement of discovery, preclinical and clinical stage scientific objectives, discoveries or inventions for products, services and technologies under research and development; (iv) the entry into or completion of a phase of clinical development for any product, service or technology, such as the entry into or completion of phase 1, 2 and/or 3 clinical trials; (v) the consummation of debt or equity financing transactions, or acquisitions of business, technologies and assets; (vi) new product or service releases; (vii) the achievement of qualitative or quantitative performance measures set forth in operating plans approved by the Board from time to time; (viii) specified levels of product sales, net income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, sales, sales growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment; (ix) improvement of financial ratings; (x) achievement of balance sheet or income statement objectives; (xi) total stockholder return or stock price; (xii) other comparable measures of financial and operational performance; (xiii) achievement of environmental, social, or governance objectives, and/or (xiv) any other measure selected by the Board. Such goals may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Board may specify that such performance measures shall be adjusted to exclude any one or more of: (1) extraordinary items; (2) gains or losses on the dispositions of discontinued operations; (3) the cumulative effects of changes in accounting principles; (4) the writedown of any asset; (5) fluctuation in foreign currency exchange rates; (6) charges for restructuring and rationalization programs; (7) non-cash, mark-to-market adjustments on derivative instruments; (8) amortization of purchased intangibles; (9) the net impact of tax rate changes; (10) non-cash asset impairment charges; (11) gains on extinguishment of the tax receivable agreement; and (12) any other factors as the Board may determine. Such performance measures: (x) may vary by Participant and may be different for different Awards; (y) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Board; and (z) may cover such period as may be specified by the Board. The Board shall have the authority to make equitable adjustments to the performance goals in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, in response to changes in applicable laws or regulations or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.
(c)Adjustments. The Board may adjust the cash or number of shares payable pursuant to such Performance Award, and the Board may, at any time, waive the achievement of the applicable performance measures.
(d)Dividends; Dividend Equivalents. Notwithstanding its designation as a Performance Award, no Option or SAR shall provide for the payment or accrual of dividend equivalents in accordance with Sections 5(i) and 6(g), as applicable, any dividends declared and paid by the Company with respect to shares of Restricted Stock shall be subject to Section 7(c)(i), and any right to receive Dividend Equivalents on an award of RSUs and Other Stock-Based Awards shall be subject to Sections 7(d)(1) and 8(c), as applicable.
10.Adjustments for Changes in Common Stock and Certain Other Events
(a)Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Plan, (ii) the share counting rules and sublimits set forth in Sections 4(a) and 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding award of Restricted Stock and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding RSU and each Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board. Without limiting the generality of the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to an outstanding Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.
(b)Reorganization Events.
(i) Definition. A “Reorganization Event” shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (b) any transfer or disposition of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange or other transaction or (c) any liquidation or dissolution of the Company.
(ii) Consequences of a Reorganization Event on Awards Other than Restricted Stock.
(1)In connection with a Reorganization Event and subject to the provisions of Section 10(c) in the case of a Reorganization Event that also qualifies as a Change in Control Event, the Board may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards other than Restricted Stock on such terms as the Board determines (except to the extent specifically provided otherwise in an applicable Award agreement or another agreement between the Company and the Participant):
(i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof);
(ii) upon written notice to a Participant, provide that all of the Participant’s unvested Awards will be forfeited immediately prior to the consummation of such Reorganization Event and/ or that all of the Participant’s unexercised Awards will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant (to the extent then exercisable) within a specified period following the date of such notice;
(iii) provide that outstanding Awards shall become exercisable, realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event;
(iv) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to Participants with respect to each Award held by a Participant equal to (A) the number of shares of Common Stock subject to the vested portion of the Award (after giving effect to any acceleration of vesting that occurs upon or immediately prior to such Reorganization Event) multiplied by (B) the excess, if any, of (I) the Acquisition Price over (II) the exercise, measurement or purchase price of such Award and any applicable tax withholdings, in exchange for the termination of such Award, provided, that if the Acquisition Price per share (as determined by the Board) does not exceed the exercise price of such Award, then the Award shall be cancelled without any payment of consideration therefor;
(v) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise, measurement or purchase price thereof and any applicable tax withholdings); and
(vi) any combination of the foregoing.
In taking any of the actions permitted under this Section 10(b)(2)(A), the Board shall not be obligated by the Plan to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically.
(2)Notwithstanding the terms of Section 10(b)(2)(A)(i), in the case of outstanding RSUs that are subject to Section 409A: (i) if the applicable RSU agreement provides that the RSUs shall be settled upon a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(i), and the Reorganization Event constitutes such a “change in control event”, then no assumption or substitution shall be permitted pursuant to Section 10(b)(2)(A)(i) and the RSUs shall instead be settled in accordance with the terms of the applicable RSU agreement; and (ii) the Board may only undertake the actions set forth in clauses (iii), (iv) or (v) of Section 10(b)(2)(A) if the Reorganization Event constitutes a “change in control event” as defined under Treasury Regulation Section 1.409A-3(i)(5)(i) and such action is permitted or required by Section 409A; if the Reorganization Event is not a “change in control event” as so defined or such action is not permitted or required by Section 409A, and the acquiring or succeeding corporation does not assume or substitute the RSUs pursuant to clause (i) of Section 10(b)(2)(A), then the unvested RSUs shall terminate immediately prior to the consummation of the Reorganization Event without any payment in exchange therefor.
(3)For purposes of Section 10(b)(2)(A)(i), an Award (other than Restricted Stock) shall be considered assumed if, following consummation of the Reorganization Event, such Award confers the right to purchase or receive pursuant to the terms of such Award, for each share of Common Stock subject to the Award immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise or settlement of the Award to consist solely of such number of shares of common stock of the acquiring or succeeding corporation (or an affiliate thereof) that the Board determined to be equivalent in value (as of the date of such determination or another date specified by the Board) to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.
(4)The Board may impose a limitation on the ability of Participants holding Options and/or SARs to exercise their Awards for the minimum number of days prior to the closing of the Reorganization Event as is reasonably necessary to facilitate the orderly closing of the Reorganization Event. The Company shall provide reasonable notice to Participants of any such limitation on exercise.
(iii) Consequences of a Reorganization Event on Restricted Stock. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company with respect to outstanding Restricted Stock shall inure to the benefit of the Company’s successor and shall, unless the Board determines otherwise, apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to such Restricted Stock; provided, however, that the Board may either provide for termination or deemed satisfaction of such repurchase or other rights under the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, either initially or by amendment, or provide for forfeiture of such Restricted Stock if issued at no cost. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock then outstanding shall automatically be deemed terminated or satisfied.
(c)Change in Control Events.
(i)Definitions.
(1)A “Change in Control Event” shall mean:
(i)    the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act)) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (1) any acquisition directly from the Company or (2) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or
(ii)    such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; or
(iii)    the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Voting Securities immediately prior to such Business Combination and (y) no Person beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or
(iv)    the liquidation or dissolution of the Company.
(2)“Good Reason” shall mean the occurrence of any of the following without the Participant’s prior written consent: (i) any change in the Participant’s position, title or reporting relationship with the Company from and after such Reorganization Event or Change in Control Event that diminishes in any material respect the authority, duties or responsibilities of the Participant as in effect immediately preceding the Reorganization Event or Change in Control Event, as the case may be; provided, however, that a change in the Participant’s title or reporting relationship solely due to the Company becoming a division, subsidiary or other similar part of a larger organization following a Reorganization Event or Change in Control Event shall not by itself constitute Good Reason; or (ii) any material reduction in the Participant’s annual base compensation from and after such Reorganization Event or Change in Control Event, as the case may be. Notwithstanding the foregoing, “Good Reason” shall not be deemed to have occurred unless (x) the Participant provides the Company with written notice that the Participant intends to terminate employment for one of the grounds set forth in subsections (i) or (ii) within sixty (60) days of such ground(s) arising, (y) if such ground is capable of being cured, the Company has failed to cure such ground within a period of thirty (30) days from the date of such written notice, and (z) the Participant terminates employment within six (6) months from the date that Good Reason first occurs.
(3)“Cause” shall mean the occurrence of any of the following: (i) the Participant’s willful failure to perform in any material respect Participant’s material duties or responsibilities for the Company, which is not cured within 30 days of written notice thereof to the Participant from the Company; (ii) repeated unexplained or unjustified absence from the Company inconsistent with the Participant’s duties and responsibilities for the Company, which continues without explanation or justification after written notice thereof to the Participant from the Company; (iii) Participant’s willful misconduct that causes material and demonstrable monetary or reputational injury to the Company, including, but not limited to, misappropriation or conversion of assets of the Company (other than non-material assets); or (iv) the conviction of the Participant of, or the entry of a plea of guilty or nolo contendere by the Participant to, any crime involving moral turpitude or any felony.
(ii) Effect on Options with Time-Based Vesting. Notwithstanding the provisions of Section 10(b), except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, each Option that vests solely based on the passage of time shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.
(iii) Effect on Awards of Restricted Stock with Time-Based Vesting. Notwithstanding the provisions of Section 10(b), except to the extent specifically provided to the contrary in the instrument evidencing any Award of Restricted Stock or any other agreement between a Participant and the Company, each Award of Restricted Stock that vests solely based on the passage of time shall immediately vest and become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.
(iv) Effect on Restricted Stock Units with Time-Based Vesting. Notwithstanding the provisions of Section 10(b), except to the extent specifically provided to the contrary in the instrument evidencing any RSU or any other agreement between a Participant and the Company, each RSU that vests solely based on the passage of time shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.
(v) Effect on Other Awards. The Board may specify in an Award at the time of the grant the effect of a Change in Control Event on any SAR, any Option, Restricted Stock Award or RSU that includes vesting criteria other than solely the passage of time, and any Cash-Based Award or Other Stock-Based Award.

11.General Provisions Applicable to Awards
(a)Transferability of Awards. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, except with respect to Awards subject to Section 409A and Incentive Stock Options, the Board may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 11(a) shall be deemed to restrict a transfer to the Company.
(b)Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)Termination of Status. The Board shall determine the effect on an Award of the disability, death, termination or other cessation of employment or service, authorized leave of absence or other change in the employment or other service status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights, or receive any benefits, under an Award. “Designated Beneficiary” means (i) the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death or (ii) in the absence of an effective designation by a Participant, the Participant’s estate.
(d)Withholding. The Participant must satisfy all applicable federal, state, and local or other income and employment tax withholding obligations before the Company will deliver stock certificates or otherwise recognize ownership of Common Stock under an Award. The Company may elect to satisfy the withholding obligations through additional withholding on salary or wages. If the Company elects not to or cannot withhold from other compensation, the Participant must pay the Company the full amount, if any, required for withholding or have a broker tender to the Company cash equal to the withholding obligations. Payment of withholding obligations is due before the Company will issue any shares on exercise, vesting or release from forfeiture of an Award or at the same time as payment of the exercise or purchase price, unless the Company determines otherwise. If provided for in an Award or approved by the Board, a Participant may satisfy the tax obligations in whole or in part by delivery (either by actual delivery or attestation) of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (valued in the manner determined or approved by the Company); provided, however, except as otherwise provided by the Board, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), except that, to the extent that the Company is able to retain shares of Common Stock having a fair market value (determined or approved by the Company) that exceeds the statutory minimum applicable withholding tax without financial accounting implications or the Company is withholding in a jurisdiction that does not have a statutory minimum withholding tax, the Company may retain such number of shares of Common Stock (up to the number of shares having a fair market value equal to the maximum individual statutory rate of tax (determined or approved by, the Company)) as the Company shall determine to be necessary to satisfy the tax liability associated with any Award. Shares used to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.
(e)Amendment of Award. Except as otherwise provided in Section 5(g), 6(e), or 11(g), the Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option. The Participant’s consent to such action shall be required unless (i) the Board determines that the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Plan or (ii) the change is permitted under Section 10.
(f)Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously issued or delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and regulations and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.
(g)Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in whole or in part, free from some or all restrictions or conditions or otherwise realizable in whole or in part, as the case may be.

12.Miscellaneous
(a)No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award by virtue of the adoption of the Plan, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.
(b)No Rights As Stockholder; Clawback. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be issued with respect to an Award until becoming the record holder of such shares. In accepting an Award under the Plan, the Participant agrees to be bound by any clawback policy that the Company has in effect or may adopt in the future.
(c)Effective Date and Term of Plan. The Plan shall become effective on the Effective Date. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.
(d)Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time provided that (i) neither Section 5(g) nor Section 6(e) requiring stockholder approval of any Option or SAR repricing may be amended without stockholder approval; (ii) no amendment that would require stockholder approval under the rules of the national securities exchange on which the Company then maintains its primary listing will be effective unless and until the Company’s stockholders approve such amendment; and (iii) if the national securities exchange on which the Company then maintains its primary listing does not have rules regarding when stockholder approval of amendments to equity compensation plans is required (or if the Company’s Common Stock is not then listed on any national securities exchange), then no amendment to the Plan (A) materially increasing the number of shares authorized under the Plan (other than pursuant to Section 4(c) or 10), (B) expanding the types of Awards that may be granted under the Plan, or (C) materially expanding the class of participants eligible to participate in the Plan shall be effective unless and until the Company’s stockholders approve such amendment. In addition, if at any time the approval of the Company’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the Plan adopted in accordance with this Section 12(d) shall apply to, and be binding on the holders of, all Awards outstanding under the Plan at the time the amendment is adopted, provided the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of Participants under the Plan. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan unless the Award provides that (x) it will terminate or be forfeited if stockholder approval of such amendment is not obtained within no more than 12 months from the date of grant and (y) it may not be exercised or settled (or otherwise result in the issuance of Common Stock) prior to such stockholder approval.
(e)Authorization of Sub-Plans (including for Grants to non-U.S. Employees). The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable securities, tax or other laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to the Plan containing (i) such limitations on the Board’s discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.
(f)Compliance with Section 409A. If and to the extent (i) any portion of any payment, compensation or other benefit provided to a Participant in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations the Participant (through accepting the Award) agrees that to be bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A) (the “New Payment Date”), except as Section 409A may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.
The Company makes no representations or warranty and shall have no liability to the Participant or any other person if any provisions of or payments, compensation or other benefits under the Plan are determined to constitute nonqualified deferred compensation subject to Section 409A but do not to satisfy the conditions of that section.
(g)Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor will such individual be personally liable with respect to the Plan because of any contract or other instrument such individual executes in his or her capacity as a director, officer, employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, employee or agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the Plan unless arising out of such person’s own fraud or bad faith.
(h)Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, excluding choice-of-law principles of the law of such state that would require the application of the laws of a jurisdiction other than the State of Delaware.

IVERIC BIO

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A Proposals — The Board of Directors of IVERIC bio, Inc. recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2, 3, 4, and 5.

1. Election of Three Class I Directors:

	For	Withhold
01 - Ms. Jane Henderson	☐	☐
02 - Dr. Pravin Dugel	☐	☐
03 - Mr. Glenn Sblendorio	☐	☐

	For	Against	Abstain
2. To approve, on a non-binding, advisory basis, our named executive officer compensation as described in the proxy statement.	☐	☐	☐
3. To approve an Amendment to the Company's restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 300,000,000.	☐	☐	☐
4. To approve the IVERIC bio, Inc. 2023 Stock Incentive Plan as described in the proxy statement.	☐	☐	☐
5. To ratify the selection of Ernst and Young LLP as IVERIC bio's independent registered Public Accounting Firm for the Fiscal Year ending December 31, 2023.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) or postponement(s) thereof.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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C 1234567890 J N T

1 U P X 5 7 5 1 1 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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The 2023 Annual Meeting of Stockholders of IVERIC bio, Inc. will be held on Wednesday, May 17, 2023 at 9:00 a.m. at our principal business offices at 8 Sylvan Way, Parsippany, New Jersey 07054 and via a live webcast at www.meetnow.global/MYVZSYQ.

To access the meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ISEE

▼ **IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — IVERIC bio, Inc.

IVERIC bio, Inc.
8 Sylvan Way
Parsippany, NJ 07054

Annual Meeting of Stockholders – May 17, 2023
Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Glenn P. Sblendorio and Todd D.C. Anderman, or any of them, as Proxies, the true and lawful attorneys in fact, agents and proxies of the undersigned with full power of substitution for and on behalf of the undersigned at the 2023 Annual Meeting of Stockholders of IVERIC bio, Inc. to be held on May 17, 2023, at 9:00 a.m., Eastern Time, and at any and all postponements or adjournments thereof. The undersigned hereby directs the said Proxies to vote in accordance with their judgment on any matters which may properly come before the 2023 Annual Meeting, all as indicated in the Notice of Annual Meeting, the receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4 AND 5. IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2023 ANNUAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

Should a director nominee be unable to serve, this proxy may be voted for a substitute selected by the Board of Directors.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE UNLESS YOU VOTE OVER THE INTERNET OR BY TELEPHONE.

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.